UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05782

PNC Funds, Inc.

(Exact name of registrant as specified in charter)

Two Hopkins Plaza, Baltimore, MD 21201

(Address of principal executive offices) (Zip code)

Jennifer E. Spratley, Two Hopkins Plaza, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-551-2145

Date of fiscal year end: May 31

Date of reporting period: November 30, 2007

Item 1.	Reports to Stockholders.

Semi-Annual Report

PNC Funds, Inc.

Shareholder Update and

Semi-Annual Report

NOVEMBER 30, 2007

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus for the Funds which contains information concerning the Funds’ investment policies, expenses, ongoing fees, as well as other pertinent information. The prospectus should be read carefully before investing.

Shares of PNC Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by PNC Capital Advisors, Inc. or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.

The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.

Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.

PNC Fund Distributor, LLC (formerly Mercantile Investment Services, Inc.) serves as the Funds’ distributor.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated, or implied. The Fund’s have no obligation to update or revise forward-looking statements.

PNC Funds, Inc.

Shareholder Update and Semiannual Report

November 30, 2007

A Message from the President

Dear Shareholders:

We are pleased to present you with this semi-annual report for PNC Funds, Inc., providing a detailed review of the markets, the portfolios and our management strategies. Also included are financial statements and schedules of portfolio investments listing securities held as of November 30, 2007 for each of the PNC Mutual Funds.

We believe that by offering the opportunity to diversify your investments among a wide array of equity, taxable and tax-exempt fixed income and money market mutual funds, PNC Capital Advisors, Inc. may help you and your adviser fulfill your individual asset allocation objectives.

On the following pages, each of the portfolio managers discusses the management of his or her Fund over the semi-annual period. The conversations highlight key factors influencing recent performance of the Funds. For your convenience, those Funds with similar objectives and strategies have been combined into one discussion. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the six-month period.

*  *  *

Economic Review

Despite attention-grabbing headlines about a looming recession, the U.S. economy continued to expand during the semi-annual period and even did so at an accelerated pace over the early months of the year. Real Gross Domestic Product (GDP) was 4.9% in the third quarter of 2007, compared to 3.8% in the second and just 0.6% in the first. Contributing most to this gaining momentum were accelerations in exports, consumer spending and inventory investment. At the same time, however, import growth resumed in the third quarter after a decline in the second quarter, and housing investment declined more in the third quarter than in the second quarter. Also, nonfarm payroll growth decelerated over the period to only 94,000 new jobs in November 2007. Unemployment held at 4.7% for the last three months of the semi-annual period, up from 4.5% at the end of May 2007. Oil prices surged more than 38% over the six months, ending November at more than $88 per barrel. In turn, the Consumer Price Index rose to an annualized rate of 3.5% toward the end of the period, compared to 2.6% at the end of May 2007. Core inflation, which excludes food and energy prices, stood at a 2.2% annualized rate.

With all that, the Federal Reserve Board (the Fed) held the targeted federal funds rate steady at 5.25% through its August 7, 2007 meeting. Despite an ongoing correction in the housing market, the Fed stated that the economy seemed likely to expand at a moderate pace and it maintained its bias toward inflation risk. Toward the end of July, however, tightening credit conditions following turbulence in the subprime mortgage market had begun to shake up the financial markets. Turmoil in the credit markets and fears regarding liquidity heightened. As these fears rippled around the world, central banks globally moved to strengthen liquidity and calm the markets. Included among these was the Fed, which cut the targeted federal funds rate twice — in mid-September and again at the end of October — by a total of 0.75%. At the end of the period, then, the Fed had changed its bias toward inflation risk to “balanced,” stating that “upside risks to inflation roughly balance downside risks to growth” and the targeted federal funds rate stood at 4.50%.

Equities

Most of the major U.S. equity indices declined over the six months ended November 30, 2007, despite the fact that third-quarter corporate profits increased 1.9% from the same quarter a year ago. Companies that do business overseas particularly benefited from strong international economic growth trends and a weakening U.S. dollar. Still, the equity markets were buffeted during the period by rising tensions in the Middle East, particularly in Iraq and Iran, as well as by volatile interest rates, a significant rise in oil prices, a deteriorating housing market and the associated emergence of a credit crisis. As the summer of 2007 unfolded, the fallout from non-performing subprime mortgage loans and other collateralized debt obligations began to be reflected in the earnings and

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

i

balance sheets of banks and brokerage firms, causing a significant downturn for financial and housing stocks as well as the broader equity market. Following the Fed’s two interest rate cuts, the equity market appeared to stabilize somewhat, despite the fact that crude oil prices jumped past $94 per barrel. However, as the U.S. dollar continued to fall, pushing crude oil price to almost $100 per barrel, and worries grew that the housing slump combined with the failing health of banks and mortgage lenders might translate into a slowing economy, possibly a recession, November ended up being the equity market’s worst month of the year to date and its worst month since December 2002.

For the semi-annual period, all equity investment styles and capitalization ranges declined with the exception of large-cap growth stocks. Indeed, from a capitalization perspective, large-cap stocks overall performed best, followed by mid-cap and then small-cap stocks. The market favored the growth style over the value style of investing across the capitalization spectrum for the semi-annual period.

The international equity markets overall outpaced the U.S. equity markets for the semi-annual period, producing generally positive returns, as international economies, especially those of emerging markets, remained quite resilient. Indeed, the emerging equity markets, driven primarily by those of Asia, were the standout performers for the period. The notable exceptions to the positive equity environment within the larger developed markets were Japan and the U.K. Japan generated negative returns, as a combination of a stronger yen, weaker economic data and political uncertainty weighed heavily on its market. The U.K. equity market lagged due primarily to the underperformance of its banks and growing concerns over its residential and commercial property markets.

Fixed Income

Overall, the fixed income markets posted positive performance over the semi-annual period, outpacing the returns from the equity markets. Still, the markets experienced significant volatility. Initially, yields rose during the month of June, when the economy exhibited some signs of strength and monetary policy shifted from easing to tightening. Over the course of the summer of 2007, concerns regarding subprime mortgages began to roil the bond market. Market participants had difficulty envisioning the way forward and remained hesitant to assume risk. In turn, a flight to quality ensued, which caused U.S. Treasury yields to decline rather sharply. For the six months ended November 30, 2007, two-year Treasury yields fell 1.91% to a level of 3.00%, 10-year Treasury yield dropped 0.95% to a level of 3.94%, and 30-year Treasury yields declined 0.61% to a level of 4.40%. Clearly, while yields moved lower across the yield curve, they did so more significantly in the shorter segments than at the long-term end, causing the U.S. Treasury yield curve to steepen over the semiannual period.

All of the spread sectors in the Lehman Aggregate Bond Index (i.e. the non-Treasury sectors of the fixed income market) underperformed U.S. Treasury securities for the six months ended November 30, 2007, though most still managed positive results. Government agency securities, both domestic and international, were a distant second in performance to Treasuries. Mortgage-backed securities, commercial mortgage-backed securities and U.S. investment-grade corporate bonds lagged behind agencies. The asset-backed security (ABS) sector fared particularly poorly, due primarily to losses suffered in home equity loan issues. High-yield corporate bonds, which are not included in the Lehman Aggregate Bond Index, experienced dramatic spread widening, posting negative returns for the period, as investors grew increasingly risk averse amid a troubled credit market scenario. Credit and liquidity fears and concerns over economic prospects led to spread widening among emerging market debt securities as well, especially in July and August, although yields retraced some of this sector’s spread widening beginning in September with the Fed’s decision to cut the targeted federal funds rate.

The tax-exempt bond market overall produced positive absolute gains, but lagged the taxable bond market on a relative basis for the six months.

Money Markets

The most significant factors affecting the money markets were changing expectations of future Fed policy and of relative strength or weakness of economic growth. Money markets were also affected during the semi-annual period by the flight-to-quality trade in the fixed income market and the impact of subprime mortgage lending on some of the asset-backed commercial paper programs and structured investment vehicles that are often invested in by money market funds.

*  *  *

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

We thank you for being a part of the success of the PNC Mutual Funds. We value your confidence in us and look forward to continuing to serve your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, PNC Funds, Inc.

President and Chief Investment Officer,

PNC Capital Advisors, Inc.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

November 30, 2007

Portfolio Highlights (Unaudited)
On November 30, 2007, the Prime Money Market Fund had net assets invested in a diversified portfolio of:
Commercial Paper	51.7%
Certificates of Deposit	12.4%
U.S. Government Agency Securities	10.3%
Corporate Bonds	2.3%
Other	23.3%
100.0%
Portfolio Highlights (Unaudited)
On November 30, 2007, the Government Money Market Fund had net assets invested in a diversified portfolio of:
U.S. Government Agency Securities	58.80%
Money Market Fund	7.90%
Other	33.30%
100.0%
Portfolio Highlights (Unaudited)
On November 30, 2007, the Tax-Exempt Money Market Fund had net assets invested in a diversified portfolio of:
Texas	11.8%
Pennsylvania	10.2%
Utah	5.9%
Washington	5.8%
Virginia	5.7%
North Carolina	5.7%
Colorado	5.2%
Ohio	4.7%
Maryland	4.7%
Massachusetts	4.4%
Other	35.9%
100.0%

An interview with:

Kelley K. Brunssen, Joshua Kakel and Team

Portfolio Managers, Prime Money Market Fund and Government Money Market Fund

PNC Capital Advisors, Inc.

Adam Mackey, Amy Carcione and Team

Portfolio Managers, Tax-Exempt Money Market Fund

PNC Capital Advisors, Inc.

Adam Mackey, Amy Carcione and Team took over the management of Tax-Exempt Money Market Fund on June 15, 2007.

What factors affected the money markets during the semi-annual period?

Changing expectations of future Federal Reserve Board (the Fed) policy and of the relative strength or weakness of economic growth had the greatest effect on both the taxable and tax-exempt money markets during the semi-annual period. The Fed held the targeted federal funds rate steady at 5.25% through its August 7, 2007 meeting. Despite an ongoing correction in the housing market, the Fed stated that the economy seemed likely to expand at a moderate pace and it maintained its bias toward inflation risk. Toward the end of July, however, tightening credit conditions following turbulence in the subprime mortgage market had begun to shake up the financial markets. Turmoil in the credit markets and fears regarding liquidity heightened, leading to a dislocation in short-term investment markets. Commercial paper and LIBOR1 spreads2 widened dramatically, and investors grew increasingly concerned that money market funds, traditionally considered “safe” and attractive vehicles for preserving liquidity, had hidden risks. As these fears rippled around the world, central banks globally moved to strengthen liquidity. Included among these was the Fed, which called an emergency meeting on August 17. The Fed not only acknowledged that the “downside risks to growth have increased appreciably,” but it also took the unprecedented step of cutting the discount rate by 0.50%, halving the traditional 1.00% spread to the targeted federal funds rate.

At the Fed’s September 18 meeting, a unanimous vote cut both the targeted federal funds rate and the discount rate by 0.50% each to 4.75% and 5.25%, respectively. On October 31, the Fed cut the targeted federal funds rate again, this time by 0.25%, to 4.50%. At that point, the Fed changed its bias toward inflation risk to “balanced,” stating that “upside risks to inflation roughly balance downside risks to growth.”

[1]	London interbank offered rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.
[2]

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Given this backdrop, the taxable money market yield curve began the period flat and then inverted dramatically during the semi-annual period, meaning yields at the short-term end of the curve were higher than those at the longer-term end of the curve. For example, the spread between 1-month LIBOR and 12-month LIBOR went from 7 basis points (a basis point is 1/100th of one percentage point) on May 31, 2007 to -78 basis points on November 30, 2007. The tax-exempt money market yield curve also began the period rather flat and subsequently inverted after the Fed cut interest rates.

Within the tax-free money market area, supply and demand were also major factors. Year-to-date 2007 municipal short-term issuance totaled almost $70 billion, up more than $20 billion from the same period last year, largely due to the increase in tender option bond programs.3 Given this heavy supply, the inverted yield curve, and competition with a relatively new structure within the municipal bond market known as a quarterly reset LIBOR-based floater4, the ratio of tax-exempt money market yields to comparable U.S. Treasury securities continued to be pushed out of its historical range of 65% to 75% to a ratio close to 100%. Credit ratings within the tax-exempt money market remained strong, as the fiscal standing of most issuers remained stable.

Another related factor that impacted the tax-exempt fixed income market during the period was municipal bond insurers’ exposure to certain plagued securities. Since late June 2007, when the well-publicized collapse of the Bear Stearns hedge funds occurred, fixed income operators in general became singularly focused on those financial institutions with exposure to residential mortgage-backed securities (RMBS), subprime mortgages and collateralized debt obligations (CDOs). Investors grew concerned that the monoline insurers, which insure approximately 50% of the municipal bond market currently, might be challenged to maintain their AAA ratings.

How did you manage the money market funds during the semi-annual period?

In managing both the Prime Money Market Fund and Government Money Market Fund, we established a high concentration in purchases with maturities of one to three months. Prime Money Market Fund began the period with a significant exposure to asset-backed commercial paper (ABCP)5. The highest-rated ABCP was yielding 5 to 10 basis points less than unsecured commercial paper early in the semi-annual period and then shifted by the end of the period to yield 75 basis points more than unsecured commercial paper. For the first time since the ABCP asset class was created, maturities were extended in several ABCP conduits structured without traditional liquidity support, as some were unable to roll over, or pay off, the paper at maturity. Mortgage-specific ABCP conduits suffered the most, although ABCP with even limited exposure, if any, to subprime mortgages were still impacted, as spreads widened and liquidity thinned. Given this scenario, we materially reduced Prime Money Market Fund’s exposure to ABCP. The Fund’s exposure that remained at the end of the period was limited to those names we considered to be conservatively managed, appropriately diversified and of the highest quality —specifically, programs sponsored by and/or supported by large global financial institutions receiving one of the two highest credit ratings available. Indeed, the Fund’s concentration in first-tier securities helped us manage risk during these volatile months.

[3]

Tender option bond programs are programs in which investors effectively earn the fixed rates on long-term bonds whose purchase is financed by paying something close to the Bond Market Association Municipal Swap Index rate. This leveraged trade, where investors borrow at low short rates to earn significantly higher returns further out on the yield curve, is referred to as the “carry trade.”

[4]

The quarterly reset LIBOR-based floater is not money market eligible, but its higher yield caused non2(a)-7 investors, that is investors other than money market funds, to swap out of variable demand rate bonds into the Libor floaters, forcing dealers to increase the yield necessary to clear the market.

[5]

ABCP — which typically has a term to maturity of between 30 days and one year — is issued by so-called conduits in order to finance the purchase of financial assets, including mortgages, receivables and securities (particularly residential mortgage-backed securities (RMBS)) from a variety of ‘sellers’, including loan originators. Conduits are usually set up, or ‘sponsored’, by a bank, though the conduit is a legally separate, ‘bankruptcy remote’ entity. The sponsor provides administration services and also often provides liquidity support to the conduit as well as some form of credit enhancement.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

v

PNC Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

November 30, 2007

In Government Money Market Fund, we invested in floating rate notes tied to one-month or three-month LIBOR, as these notes outperformed comparable one-month or three-month discount notes as LIBOR rates shifted over the semi-annual period. We also purchased one-year callable and six-month bulleted agency paper in order to add yield and to lengthen the Fund’s average maturity. With the Fed having cut rates and widely anticipated to lower interest rates farther, we sought to lock in higher rates for a longer period.

Similarly, in Tax-Exempt Money Market Fund, we increased its position in tax-exempt general market bonds and notes with longer maturities as we sought to lock in yield levels before the Fed cut interest rates. For example, at the end of August, we participated in one of the most widely recognized note deals in the short-term municipal market — Texas State Tax & Revenue Anticipation Notes due in one year. Also, as the Fund’s commercial paper matured, we rolled out to the longest maturity segments of the asset class. That said, some issuers paid down their programs, and so the Fund’s allocation to commercial paper decreased over the period. We increased the Fund’s position in pre-refunded bonds, as we saw yields in that sector widen compared to similar maturity bonds.

Would you give us more specific examples for each of the money market funds?

We maintained a stable net asset value in both Prime Money Market Fund and Government Money Market Fund throughout the semi-annual period. Prime Money Market Fund’s assets were invested throughout the period in securities issued by the U.S. government and its agencies and instrumentalities as well as in high quality securities issued by U.S. and foreign corporations and banks. In addition to the high quality ABCP we discussed above, other investments in the Fund included bank CDs and overnight repurchase agreements collateralized by U.S. Treasuries. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money market instruments in the highest rating category. As indicated, the Fund’s concentration on the highest-quality securities helped manage portfolio risk. We brought the Fund’s weighted average maturity from 42 days on May 31, 2007 to 35 days as of November 30, 2007.

Government Money Market Fund’s assets were invested throughout the period in notes issued by the Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Bank (FHLB), and Federal Farm Credit Bureau (FFCB). The Fund invested no more than 25% of its assets in any one Federal agency, which helped manage portfolio risk. The Fund’s weighted average maturity shifted from 48 days at the start of the period to 37 days on November 30, 2007.

At the end of the period, Tax-Exempt Money Market Fund was invested approximately 57% in daily and weekly floating rate securities. During the period, daily and weekly floating rate securities’ yields fluctuated but, on average, remained attractive relative to the rest of the tax-exempt money market product spectrum. Approximately 25% of the Fund’s assets were invested in tax-exempt commercial paper and 18% in general market bonds and notes, with the remainder in cash equivalents. As it became apparent that the Fed was poised to start easing monetary policy and that yield levels were about to drop, we sought to extend the Fund’s average days to maturity. Thus, on November 30, 2007, the Fund’s average maturity stood at 40 days compared to 23 days at the start of the period. Throughout, all securities purchased were rated in one of the two highest categories by at least two nationally recognized statistical rating organizations, such as Standard & Poor’s or Moody’s Investors Services, or one such rating if only one organization has rated the security. If the security is not rated, we have determined that it is of comparable quality to eligible rated securities. The Fund’s concentration on the highest-quality securities helped managed portfolio risk.

What strategies do you intend to pursue over the coming months?

At the end of November, the federal funds futures market fully expected a 25 basis point interest rate cut at the December 11, 2007 Fed meeting. Earlier this month the Fed provided further stimulus by cutting rates 75 basis points in response to continued weakening of the economy and market dislocation. We anticipate a further 25 basis point ease at its January 30, 2008 meeting, as the Fed continues to try and accommodate problems in the credit markets. Of course, other factors that the Fed must consider over the coming months include inflation,

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

November 30, 2007

continued housing market inactivity and a weaker U.S. dollar. In our view, the ripple effects of the housing and subprime mortgage turmoil may take another year to clear. Energy prices will likely stay high, eventually pushing up the inflation rate, and the U.S. dollar is expected to stay under pressure.

Given this view, in Prime Money Market Fund, we will focus on monitoring closely market conditions and how they affect the performance of asset-backed commercial paper assets, especially the performance of underlying collateral, credit enhancement and liquidity agreements, and program ratings. In both Prime Money Market Fund and Government Money Market Fund, we intend to maintain their respective average weighted days to maturity in the middle of our usual range, while liquidity concerns and uncertainty surrounding the extent of future Fed moves remains.

In Tax-Exempt Money Market Fund, we intend to continue extending its average days to maturity should market opportunities present themselves, should the tax-exempt money market yield curve flatten at or around current yield levels, and should it become apparent that the Fed is likely to continue to ease monetary policy through much of 2008. We would implement this strategy by reducing the Fund’s allocation to daily and weekly floating rate securities and gradually shifting into high quality tax-exempt bonds, notes or commercial paper with longer-term maturities. We intend to keep a close eye on the potential effects of tender option bond issuance on the tax-exempt money market. We also intend to carefully monitor the Fund’s exposure to bond insurers, as we expect to see some consolidation amongst the municipal bond insurers over the coming months. That said, it remains our policy to focus on the underlying credit quality of all municipal securities held in the Fund, including those wrapped with any bond insurance, with a focus on fundamentals and little reliance on the insurers themselves as we make investment decisions.

Of course, we will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curves, as we strive to strategically navigate the interest rate environment and maintain a stable net asset value within the Funds.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Portfolio Highlights (Unaudited)
On November 30, 2007, the Fund had net assets invested in a diversified portfolio of:
Information Technology	19.0%
Financial Services	14.9%
Consumer Discretionary	11.3%
Health Care	10.5%
Industrials	10.0%
Energy	6.2%
Consumer Staples	6.0%
Telecommunications	0.4%
Other	21.7%
100.0%

An interview with Kevin A. McCreadie, Daniel Lysik and Team, PNC Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

We invested predominantly in large-cap companies using both value- and growth-oriented investment disciplines, as we focused on achieving superior long-term risk-adjusted performance. During the semi-annual period, we held firm to PNC’s time-tested approach in managing a diversified portfolio that represents companies we believe to possess key characteristics for above-market, long-term performance. The portfolio is concentrated in companies that we identify as having a sustainable competitive advantage, consistent, superior long-term earnings growth, strong financial position, and good cash flow generation. We also selectively invested in opportunistic situations, such as those that may possess hidden asset value. Throughout, we used rigorous research and fundamental analysis to identify companies that we believe possess above-average growth prospects at attractive valuations.

For the semi-annual period ended November 30, 2007, the Fund underperformed the S&P 500® Index due primarily to individual stock selection. Primarily, significant price/earnings ratio contraction among the portfolio’s holdings as a whole detracted from the Fund’s results. Also, exposure to a few select names, mostly in the financial services sector, that were already trading at attractive valuations saw their price/earnings ratios compress further during the period. With fears of an economic slowdown heightening during the period, valuation multiples compressed across the equity market. As a result, low price/earnings to growth and low price/earnings (earnings yield) strategies such as those employed by the Fund underperformed the market for the six months ended November 30, 2007. At the end of the semi-annual period, the price/earnings ratio of the Fund’s portfolio stood at a 15-year trough.

Would you give us some company-specific examples?

Among the top contributors to the Fund’s relative results during the period were personal computer manufacturer Apple, Internet content delivery provider Akamai Technologies, aviation components supplier Goodrich, diversified food, household care and personal products company Unilever and supplemental insurance company Aflac. Each of these company’s shares were up more than 20% during the six-month period ended November 30. In accordance with our investment style, we trimmed the Fund’s positions in three of these best performers. Holdings that detracted most from the Fund’s relative six-month performance included financial services companies Capital One Financial, Citigroup and Countrywide Financial, health care company Omnicare and information technology company Jabil Circuit. Each of these company’s shares were down between 25% and 60% over the semi-annual period. In accordance with our investment style, we increased the Fund’s positions in four of these largest detractors during the period in an attempt to take advantage of near-term weakness. For example, we added to the Fund’s positions in some of these poorly-performing financial services companies, as we perceive them to be longer-term attractive opportunities.

During the semiannual period, new holdings were established across the economic sector spectrum. All sales were the result of holdings approaching what we considered to be full valuation levels. At the end of the period, the Fund’s largest overweighted positions compared to the S&P 500® Index were in what we would consider to be mid-to-late cycle sectors — health care, technology and industrials.

What strategies do you intend to pursue over the coming months?

We continue to view the economy outside of the housing and financial sectors as rather healthy. Indeed, corporate profit growth, excluding the financial and consumer discretionary sectors, during the third calendar quarter approached a solid 8% rate.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Our view for the equity markets over the coming months is positive. Weaker-than-expected capital spending is being largely offset by share repurchases, dividend growth and record merger and acquisition activity. The moderation of earnings growth is, in our view, a reversion to the long-term average growth rate and should normalize near 7%, supported by high operating margins and modest top-line growth. While we believe that volatility could continue over the near term, we believe we may well see a market recovery as well as increased liquidity provided by the Federal Reserve Board. Such increased liquidity in the marketplace should allow, in our view, price/earnings multiples to expand when the market becomes more comfortable with growth expectations.

Given this view, we believe the Fund is well positioned heading into 2008. As of November 30, the Fund’s portfolio as a whole maintained attractive absolute and relative valuation levels, both of which approached 15-year trough levels. While past performance is no guarantee of future results, historically, the extent of the price/earnings to growth compression seen during the semiannual period has only happened four times in the past 20 years, and each time a trough was reached, absolute and relative outperformance over the following 12 months has been material. At the end of the semiannual period, the Fund’s portfolio overall also maintained enhanced growth opportunities as the expected year-over-year and long-term earnings growth rates were both well in excess of the S&P 500® Index. Also, the price/earnings to growth ratio of the Fund stood on November 30 at a 25% discount to the S&P 500® Index, significantly more than at the beginning of the year when the Fund’s discount to the broader equity market was 15%.

As we move forward, we continue to prefer domestic large-cap companies with defensive growth profiles that are attractively priced. Whatever the markets or economy may bring, we remain committed to our fundamental security analysis, rigorous portfolio strategy and consistent implementation of risk management and valuation principles.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Portfolio Highlights (Unaudited)
On November 30, 2007, the Fund had net assets invested in a diversified portfolio of:
Financial Services	22.6%
Information Technology	14.0%
Health Care	11.9%
Consumer Discretionary	9.7%
Industrials	9.1%
Energy	7.9%
Consumer Staples	4.7%
Telecommunications	3.1%
Materials & Processing	1.0%
Utilities	0.9%
Other	15.1%
100.0%

An interview with Daniel Lysik and Team, PNC Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

We invested predominantly in large-cap companies focused on achieving superior long-term risk-adjusted performance. Throughout, we used rigorous research and fundamental analysis to determine a company’s intrinsic value and gain insight into any potential opportunity to exploit short- to mid-term market inefficiencies that may temporarily depress a company’s share price below its long-term fundamental or intrinsic value. In so doing, we sought a broadly diversified portfolio of stocks with compelling valuations, favorable reward/risk profiles, strong financial positions and good cash flow generation. Equally important, we attempted to provide a “margin of safety” approach at the security selection and portfolio construction level. We define “margin of safety” as the company’s current share price already reflecting a sizable amount of any current market concern and therefore the stock offering reasonable downside protection and a more favorable longer-term return profile.

For the semi-annual period ended November 30, 2007, the Fund underperformed both the S&P 500® Index and the Russell 1000® Value Index due primarily to individual stock selection. Stock selection was effective within the technology and telecommunications sectors. However, these positives were more than offset by the detracting effects of significant price/earnings ratio contraction among the portfolio’s holdings as a whole and of exposure to particular names that were already trading at attractive valuations and compressed further during the period to 15-year trough valuation levels. With fears of an economic slowdown heightening during the period, valuation multiples compressed across the equity market, but most notably within the financial services and consumer discretionary sectors. As a result, low price/earnings and dividend yield strategies such as those employed by the Fund underperformed the market for the six months ended November 30, 2007.

Sector allocation detracted much more modestly from the Fund’s relative results. An underweighted position in the poorly-performing financial services sector boosted relative results. However, this was slightly more than offset by the detracting effect of an overweighted position in the lagging consumer discretionary sector and underweighted allocations to the strongly-performing energy and materials sectors.

Would you give us some company-specific examples?

The top five contributors to the Fund’s relative results during the period were online higher education program provider Apollo Group, telecommunications company Vodafone Group, diversified food, household care and personal products company Unilever, electronics industry bellwether Intel and diversified consumer products giant Procter & Gamble. Each of these company’s shares were up more than 17% during the six-month period ended November 30. In accordance with our investment style, we exited one of these best performers and trimmed the Fund’s positions in the remaining four. Holdings that detracted most from the Fund’s relative six-month performance included financial services companies Citigroup, Countrywide Financial and Washington Mutual, consumer discretionary company Circuit City Stores and information technology company Jabil Circuit. Each of these company’s shares were down between 25% and 60% over the semi-annual period. In accordance with our investment style, we increased the Fund’s positions in four of these largest detractors during the period in an attempt to take advantage of near-term weakness.

During the semi-annual period, we sought to take advantage of what we believe to be a short-term disruption in the equity market by selectively increasing holdings in leaders within the consumer discretionary and financial

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

x

PNC Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

services sectors as well as across the economic sector spectrum where we found a number of securities trading well below the company’s long-term franchise value. For example, we established new Fund positions in Merrill Lynch in the financial services sector and Comcast and Kohl’s in the consumer discretionary sector. In addition to increasing the Fund’s positions in some of the Fund’s poor performers during the period, as mentioned above, we also added to the Fund’s holdings in health care companies Omnicare and Amgen, financial services companies Wachovia, Capital One Financial and American International Group (AIG), consumer discretionary companies Furniture Brands International and Home Depot and information technology company Maxim Integrated Products. All sales were the result of holdings approaching what we considered to be full valuation levels. At the end of the period, the Fund’s largest overweighted positions compared to the Russell 1000® Value Index were in what we would consider to be mid-to-late cycle sectors — health care, technology and industrials.

What strategies do you intend to pursue over the coming months?

We continue to view the economy outside of the housing and financial sectors as rather healthy. Indeed, corporate profit growth, excluding the financial and consumer discretionary sectors, during the third calendar quarter approached a solid 8% rate.

Our view for the equity markets over the coming months is positive. Weaker-than-expected capital spending is being largely offset by share repurchases, dividend growth and record merger and acquisition activity. The moderation of earnings growth is, in our view, a reversion to the long-term average growth rate and should normalize near 7%, supported by high operating margins and modest top-line growth. While we believe that volatility could continue over the near term, we believe we may well see a market recovery as well as increased liquidity provided by the Federal Reserve Board. Such increased liquidity in the marketplace should allow, in our view, price/earnings multiples to expand when the market becomes more comfortable with growth expectations.

Given this view, we believe the Fund is well positioned heading into 2008. As of November 30, the Fund’s portfolio as a whole maintained attractive absolute and relative valuation levels, both of which approached 15-year trough levels that stood at 15% to 40% discounts to the S&P 500® Index and Russell 1000® Value Index benchmarks. While past performance is no guarantee of future results, historically, the extent of the price/earnings compression seen during the semi-annual period has only happened five times in the past 20 years, and each time a trough was reached, absolute and relative outperformance over the following 12 months has been material. At the end of the semi-annual period, the Fund’s portfolio overall also maintained enhanced growth opportunities as its expected year-over-year and long-term earnings growth rates were both well in excess of its benchmarks. The Fund’s portfolio also had a strong dividend yield and 5-year dividend growth yield that were both well above that of the overall market.

As we move forward, we continue to prefer domestic large-cap companies with defensive growth profiles that are attractively priced. We are particularly seeking opportunities within the battered yet fundamentally attractive financial and consumer discretionary sectors. Whatever the markets or economy may bring, we remain committed to our rigorous portfolio strategy and our consistent implementation of risk management and valuation principles.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Portfolio Highlights (Unaudited)
On November 30, 2007, the Fund had net assets invested in a diversified portfolio of:
Information Technology	29.3%
Consumer Discretionary	15.0%
Health Care	11.6%
Industrials	11.2%
Financial Services	6.8%
Consumer Staples	6.0%
Energy	3.6%
Telecommunications	1.0%
Materials	0.6%
Other	14.9%
100.0%

An interview with Kevin A. McCreadie, Kevin C. Laake and Team, PNC Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

The Fund generally seeks to invest in companies with above average earnings growth prospects that are trading at a reasonable price. Often these companies will have demonstrated consistent growth or a sustainable competitive advantage in their industry. Stock selection is driven by our bottom-up fundamental approach to company analysis, and sector allocations tend to be a result of our stock selection with the overall intention of not deviating significantly from our benchmark index.

For the semi-annual period, the Fund underperformed its benchmark, the Russell 1000® Growth Index, due primarily to individual stock selection. Sector allocation detracted more modestly from the Fund’s relative results. An overweighted position in the weaker-performing consumer discretionary sector and underweighted positions in the stronger-performing consumer staples and materials sectors hurt the Fund’s performance. Consumer discretionary stocks lagged due to a slowing consumer macro environment, led by weakness in the housing market and a tightening of credit markets. Consumer staples stocks, on the other hand, witnessed multiple expansion, as investors were attracted to the sector’s earnings stability and significant international exposure. Materials stocks advanced mostly on rising commodity prices.

On the positive side, the Fund’s overweighted position in information technology boosted its relative results. Information technology stocks gained ground, driven by a robust personal computer cycle and on strength in enterprise software spending. Technology stocks’ valuations and earnings growth prospects also remained attractive through the semiannual period.

Would you give us some company-specific examples?

On an individual stock basis, positive contributors to the Fund’s relative performance for the semi-annual period included biotechnology firm Genzyme, Internet content delivery provider Akamai Technologies, storage software and hardware provider EMC, diversified industrials company Danaher and networking applications provider Citrix Systems. Genzyme’s strong performance was driven by investor optimism surrounding its Phase III trial to extend its Campath product to the multiple sclerosis market and by speculation that the company may be acquired. Akamai Technologies, a market share leader in content delivery networks, was a new purchase during the period. Its stock performed well, as its earnings results during the period exceeded investor expectations following two consecutive quarters of in-line results. Shares of EMC advanced following better-than-expected earnings results, market share gains and a significant increase in implied equity valuation following a successful initial public offering (IPO) of its VMWare subsidiary. Danaher’s stock performed well, driven by optimism surrounding the company’s announced acquisition of Techtronic. Danaher also benefited from a flight-to-quality within the industrials sector, with investors attracted to the company’s strong end-markets. Shares of Citrix Systems gained, primarily on reports of stabilizing revenue growth and a reacceleration of earnings due to new product launches and increased migration of businesses to online server applications.

Detractors from the Fund’s relative performance included analog semiconductor company Maxim Integrated Products, pharmaceutical services company Omnicare, electronic manufacturing services company Jabil Circuit, department store Kohl’s and pay TV provider Time Warner Cable. The share price of Maxim Integrated Products declined due to what we believe to be the stock’s temporary de-listing from both the NASDAQ and Standard & Poor’s 500 as a result of a delay in the company’s ability to reach a final settlement with the SEC regarding the

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

completion of a stock options investigation. (NOTE: After the end of the semi-annual period, Maxim announced it had reached a final settlement with the SEC, which should allow management to return capital to shareholders and lead to the company’s re-listing on the NASDAQ stock exchange.) The underperformance of Omnicare was driven by investor concerns surrounding the Centers for Medicare & Medicaid Services’ (CMS) plans to change reimbursement rates for the Medicaid market. Slower-than-expected improvement from the company’s restructuring initiatives and negative bed growth expected for 2007 also hampered the company’s results. Jabil Circuit underperformed due to fears of a consumer-led recession and more cautious prospects for network spending. Kohl’s shares sold off following disappointing same-store comparisons that were the result of a slowdown in spending by the company’s core middle-income consumer. Time Warner Cable’s shares fell based on disappointing pay TV and broadband growth and slower-than-expected integration of the former Adelphia properties.

Based on our stock selection criteria described above, we established new Fund positions during the semi-annual period in retailers Best Buy and Coldwater Creek and pay TV provider Time Warner Cable in the consumer discretionary sector. We also added energy drink company Hansen Natural, within the consumer staples sector, to the portfolio. Within the financials sector, we established Fund positions in global payments company American Express, brokerage company Charles Schwab and education lending services leader First Marblehead. In the energy services area, the Fund purchased BJ Services, a leading provider of oilfield and pressure pumping services. In health care, the Fund established a position in specialty pharmaceutical company Medicis and in radiation diagnostics and therapy company Varian Medical. Within industrials, we added diversified manufacturing company Dover and global packaging delivery company FedEx. In the materials sector, we established a Fund position in Allegheny Technologies, a specialty metals producer benefiting from strong aerospace demand. We added several stocks to the portfolio within the information technology sector, including consulting and technology solutions provider Cognizant Technologies, flash memory products manufacturer SanDisk and specialty semiconductor products maker Microchip Technology.

We tend to sell stocks from the portfolio due to valuations or deteriorating fundamentals, which we anticipate will lead to slower-than-expected earnings growth rates over the long term. Thus, during the semi-annual period, we eliminated the Fund’s positions in Amgen, Eli Lilly, Capital One Financial and Symantec based on concerns over long-term growth prospects. We sold out of the Fund’s positions in Apache, Gardner Denver, ITT, Joy Global, Nike, Nestle, Precision Castparts, Respironics, Rogers Communications and Smith International, taking profits when each achieved the price targets we had set for them.

What strategies do you intend to pursue over the coming months?

Looking ahead over the near term, we believe large-cap growth stocks should continue to outperform given what is expected to remain a decelerating economic growth environment. At the end of the semi-annual period, valuations remained attractive, with growth stocks trading near price-to-earnings ratios of value stocks despite higher earnings-per-share growth rates. While consumer spending had begun to moderate, business spending is seen by many to be the economy’s main driver ahead, as companies with robust balance sheets will likely look to invest in productivity tools in order to sustain current growth rates. Further, many U.S. growth companies continued to benefit from healthy overseas demand, boosted by favorable currency exchange movements. We intend to maintain our focus on higher quality large-cap companies that possess a sustainable competitive advantage and above-average earnings growth over the long term.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Portfolio Highlights (Unaudited)
On November 30, 2007, the Fund had net assets invested in a diversified portfolio of:
Autos & Transportation	4.0%
Consumer Discretionary	18.7%
Consumer Staples	0.9%
Energy	7.5%
Financial Services	18.2%
Health Care	12.8%
Industrials	0.5%
Information Technology	19.4%
Materials & Processing	12.5%
Producer Durables	3.6%
Utilities	1.9%
100.0%

An interview with Marshall Bassett, Christopher S. Beck and Teams,

Delaware Management Company

Portfolio Managers

How did you manage your portion of the Fund during the semi-annual period?

M. Bassett: The Fund uses a blended investment strategy that utilizes both growth and value investment styles, and each is managed by a separate team of managers and analysts. My team and I manage the growth-oriented portion of the portfolio. We use a fundamental, bottom-up process in seeking to identify industry leaders — those that we believe are the highest quality small companies with exceptional managements and business plans and the wherewithal to execute those plans. These companies typically possess what we deem to be superior earnings growth potential and strong financials. Research is conducted and investment decisions are made by teams of sector specialists focusing on five broad sectors — business & financial services; consumer & retail; health care; industrials, materials & energy; and technology.

The equity market saw its share of ups and downs over the six months ended November 30, 2007. The semi-annual period began slowly, but when the Federal Reserve Board lowered interest rates in September for the first time in over four years, the equity market rallied. However, the positive sentiment did not last long with the market declining in November. All told, most major equity indices were down for the six-month period, as concerns over the potential ripple effect of subprime mortgage turmoil, the magnitude of the housing correction and the health of the consumer proved too much to overcome. Large-cap stocks outperformed mid-cap and small-cap stocks, and growth stocks outpaced value stocks across the capitalization spectrum. The decline of the Russell 2000® Growth Index was broad based, with most major sectors down for the period. Transportation and consumer non-durables were among the hardest hit sectors of the Index, with returns of approximately -19% and -18%, respectively. Health care was one of the few areas that finished the period in positive territory, up over 4%. (Source: Wilshire)

Like the broader equity market, our small-cap growth portion of the Fund declined in absolute terms over the six months ended November 30, 2007. However, the Fund outperformed its benchmark Russell 2000® Growth Index on a relative basis for the semiannual period. Such strong relative performance can be attributed primarily to effective stock selection within the basic industry/capital goods, business services and consumer services areas. Indeed, these positives more than offset the detracting effects of stock selection in the energy, financial and health care sectors, an overweighted position in the poorly-performing consumer non-durables sector and an underweighted position in the stronger technology sector.

C. Beck: In managing the value investment style of the Fund’s blended investment strategy, we seek to identify small companies whose stock prices appear low relative to their underlying value or future earnings potential. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt and/or increase or initiate dividends. Although the economy displayed solid growth during the six months ended November 30, 2007 and corporate profits generally were rising, the semiannual period was weak for small-cap value equities. It became quite clear that corporate profits were in the process of a significant slowdown, and U.S. housing market conditions were leading to problems for consumers as well as for the companies involved in mortgage origination and homebuilding. Also, the price of oil temporarily exceeded $99.00 per barrel and the U.S. dollar continued to weaken versus other major currencies leading many observers to believe that consumer spending could be forced to slow. Given the tightening of lending standards and concerns regarding liquidity during the semi-annual period, there was a substantial decline in merger and acquisition activity and private equity deals, both of which had been prolific during the first six months of 2007.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Within the Russell 2000® Value Index, the worst performing sectors were consumer cyclicals and consumer services, which declined approximately 32% and 29%, respectively. Capital spending, financial services, real estate investment trusts (REITs), transportation and business services each had declines in excess of 10%. The only sector within the Russell 2000® Value Index with a positive return was health care. (Source: Wilshire)

Our portion of the Fund performed nearly in line with its benchmark, the Russell 2000® Value Index. The Fund’s relative results were hurt by poor stock selection in energy, consumer cyclicals and technology. Positioning in consumer staples and utilities also detracted from results. On the positive side, sector allocation and effective stock selection in capital spending, transportation, basic industries and health care boosted our portion of the Fund’s results. Underweighted positions in REITs and financials also contributed to returns during the period, as these were two of the poorest performing sectors in the Russell 2000® Value Index.

Would you give us some company-specific examples?

M. Bassett: Our portion of the Fund’s top five contributors during the six months ended November 30, 2007 each came from a different sector. Leading the way was explosion-bonded clad metal company Dynamic Materials, whose stock rose more than 75% for the period based on continued strong sales and earnings growth, as demand for its services remained robust. Mexican restaurant chain Chipotle Mexican Grill shares surged approximately 53%, as it continued to execute its growth plan amidst a difficult operating environment for restaurants. Another top contributor to performance for the period was pharmaceutical company United Therapeutics, whose shares finished the period up over 51% after releasing positive data on a Phase III product trial.

Disappointments during the period included health care company Penwest Pharmaceuticals, whose shares fell more than 53% based on the fear of competition for its products by generic drugs. We continued to hold the position based on our belief that these fears caused an over-reaction in the stock. Another poor performer for our portion of the Fund was Citi Trends, an apparel retailer, whose shares dropped more than 52% on disappointing earnings during the period. These results led us to eliminate the Fund’s position in Citi Trends. First Cash Financial Services, a consumer finance and pawn shop company, saw its shares decline more than 31% after reporting disappointing earnings results in October. We continued to hold this position based on the company’s demonstrated ability to grow its earnings.

Volatility became a major factor over the semi-annual period. Increasing fears of a recession among investors caused a rapid exodus from stocks and sectors that showed any weakness. Recognizing that market conditions could change rapidly, we reduced our portion of the Fund’s overweighted positions in the consumer non-durables and consumer services sectors. We also reduced our portion of the Fund’s underweighted exposure to the health care sector in an effort to lessen the potential impact of any “knee-jerk” market reactions to news flow.

C. Beck: Several equities in our portion of the Fund made significant positive contributions to results during the semiannual period. Shares of BEA Systems rose approximately 46% during the six months ended November 30, 2007, as Oracle made an offer to acquire the company for $17.00 per share. When the stock traded above $18.00, we elected to sell our portion of the Fund’s position in the stock to lock in the gains. Another strong performer for the Fund was FMC, whose shares gained more than 30%, as this manufacturer of soda ash fully participated in the strong agricultural cycle. Whiting Petroleum was also a substantial contributor to the Fund’s relative results, returning more than 18% for the semi-annual period, as this exploration and production company was a major beneficiary of the rising price of oil. Of course, there were also disappointments. Transportation company YRC Worldwide’s stock declined approximately 56% during the period on poor truck volumes, an indication that the economy may be slowing. We sold the Fund’s position in this stock, as the company has been unable to realize expected cost synergies from prior acquisitions. A position in Ruby Tuesday also detracted from relative results, as sales at its company restaurants were below plan. While the stock declined approximately 50% during the period, we retained most of the Fund’s position, as its valuation continued to point toward it being an inexpensive stock. Another disappointment during the period was Grey Wolf, whose stock declined about 35% during the period. We remained invested in Grey Wolf, as we still believed that demand for land drilling remained positive

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

even as new supplies of rigs have been entering the market. Further, at the end of the period, Grey Wolf’s stock was selling at a low earnings multiple.

What strategies do you intend to pursue over the coming months?

M. Bassett: We believe market volatility should continue to be high through the next several months, as investors try to decipher where the economy is headed. In our view, key areas of focus ahead should continue to be the potential impact of credit issues, health of the consumer and inflationary pressures. In this environment, we intend to continue to use our fundamental, bottom-up investment process as we seek those market leaders that we believe are best poised to deliver superior relative growth in revenue and earnings over the long term. While we do not make specific sector bets, we are particularly seeking companies that might be less affected by recent housing and subprime mortgage concerns.

C. Beck: With the economy showing signs of a slowdown, we expect that corporate profits may potentially show modest growth in 2008. At the same time, the Federal Reserve Board has been supplying tremendous liquidity to the financial system, and we believe is proving quite willing to continue to reduce interest rates at any signs of trouble for the financial markets. Given this view, at the end of November, our portion of the Fund maintained its underweighted positions in REITs and financial services relative to the benchmark index. That said, we did modestly increase our portion of the Fund’s weighting in financials during the semiannual period and expect to do so further over the next several quarters. Conversely, we reduced the Fund’s weighting in economically-sensitive sectors without any intention to increase exposure to them in the near term. We maintained the Fund’s overweighted positions compared to the benchmark index in technology, health care and consumer services. As always, we intend to maintain a focus on companies that we believe have the ability to generate sustainable and consistent free cash flow.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Portfolio Highlights (Unaudited)
On November 30, 2007, the Fund had net assets invested in a diversified portfolio of (only the top 10 are listed):
United Kingdom	20.6%
Japan	17.4%
Germany	7.7%
Switzerland	7.5%
France	6.1%
Netherlands	4.2%
Australia	2.1%
Italy	2.1%
Russian Federation	2.0%
Belgium	1.7%
Other	28.6%
100.0%

An interview with:

Peter Wright, William Lock and Team, Morgan Stanley Investment Management Limited

Richard Pell, Rudolph-Riad Younes and Team, Julius Baer Investment Management LLC

Portfolio Managers

How did you manage your portion of the Fund during the semi-annual period?

Morgan Stanley: We consistently applied our disciplined, bottom-up, value-driven approach. Our strategy is to seek high quality businesses that we believe offer attractive investment opportunities at a substantial discount to their long-term “fair” value. Our approach is stock specific and predominantly qualitative, concentrating on rigorous fundamental analysis. The resulting country and sector weights are a by-product of the bottom-up stock selection process.

Our portion of the Fund underperformed its benchmark index on a relative basis for the six months ended November 30, 2007. Overweighted allocations to consumer staples and materials and an underweighted exposure to financials helped our portion of the Fund’s relative performance. However, these positives were offset by negative returns in a few large positions. For example, our portion of the Fund’s largest holding, the U.K.’s Cadbury Schweppes, was an unexpected victim of the liquidity crisis. The company was forced to postpone the auction of its U.S. beverages unit to private equity buyers in July, but it must be noted that the consequent fall in Cadbury Schweppes’ share price was far greater than any diminution in the value of its beverage unit. This holding marred what was otherwise strong performance by our portion of the Fund’s other consumer staples positions. Also detracting from relative results was poor stock selection in technology and the underperformance of our Japanese financials, such as T&D Holdings and Mitsui Sumitomo. The Japanese financial sector was largely an innocent bystander to the structured credit and liquidity problems that engulfed the financial sector elsewhere, although its stock prices were significantly impacted nevertheless. After more than a decade of dealing with the asset quality problems of the Japanese bubble, Japanese banks were actually in good shape with solid capital ratios and conservatively funded balance sheets during the semiannual period. These companies’ earnings have been significantly below their potential as a result of artificially low short-term interest rates and minimal loan growth.

Julius Baer: We believe a diversified core portfolio driven by dynamic sector and company fundamental analysis is key to delivering consistently superior risk-adjusted long-term performance in the international equity markets. In our portion of the Fund, investments are directed toward mid- to larger-capitalization companies. We focus on the developed markets, employing an opportunistic approach to the emerging equities markets. As emerging markets have become key drivers of global economic growth over the last decade, our portion of the Fund has sought to participate strategically in their continued development.

For the six months ended November 30, 2007, our portion of the Fund underperformed the MSCI All-Country World Free ex-U.S. Index. From a geographic perspective, our portion of the Fund’s underweighted exposure to the poorly-performing Japanese equity market as well as effective stock selection within the country had the greatest positive impact on performance. Lack of reforms, poor corporate governance and extended valuations left little incentive for us to increase exposure in Japan. We also maintained an underweighted position in the U.K. equity market, particularly within financials. This strategy also helped the Fund’s relative results, as the U.K. equity market was weak, driven in large part by its declining financials sector.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Although concerns about global economic growth mounted amid the subprime mortgage debacle during the period, emerging market economic growth continued to advance at a robust pace, supporting its equity markets. Thus, underweighted allocations to China, Hong Kong and South Korea in our portion of the Fund detracted from results. However, this was partially offset by the positive effect of positioning in the Indian banking sector, particularly through State Bank of India warrants. Overweighted allocations to Russia and the Czech Republic also positively contributed to returns.

Continued Asian demand for raw materials led many commodity-driven markets, such as Brazil and Australia, higher. An underweighted exposure to Brazil, therefore, detracted from our portion of the Fund’s results, though this was more than made up for by strong stock selection in Australia.

Would you give us some company-specific examples?

Morgan Stanley: The best performers in our portion of the Fund during the period were Switzerland’s Nestle, Spain’s Telefonica de Espana and Germany’s RWE. Nestle benefited from the broader consumer staples sector’s strong performance and from positive newsflow regarding its pricing power amid rising agricultural commodity prices. Also boosting Nestle’s shares was the appointment of a new Chief Executive Officer (CEO), who stated an intent to continue to implement Nestle’s current strategy of becoming a nutrition, health and wellness company. Telefonica de Espana’s share price rose based on a positive earnings forecast given anticipated ongoing strength in Latin America and Spain and favorable competitive environments and market growth opportunities. RWE was a strong performer, driven by its positive earnings outlook and newsflow regarding its transition to a new CEO.

In contrast, the worst performers in our portion of the Fund during the period were Sweden’s Ericsson, the U.K.’s Hays and Belgium’s Fortis. Ericsson’s share price fell following its unexpected third quarter profit warning. Recruitment company Hays is a high-quality business franchise with strong growth potential. However, it traded significantly below our assessment of its fundamental value without any identified specific reason why. Fortis was negatively impacted by uncertainty over the company’s subprime mortgage exposure and disappointing newsflow regarding its deteriorating revenues quality amid higher costs.

Over the semi-annual period, we eliminated select Fund positions in the consumer discretionary, financials and industrials sectors when they reached the fair value targets we had set for them. We also reduced some positions in the consumer discretionary, consumer staples, information technology, materials and energy sectors, as they approached fair value targets. Conversely, we added to the Fund’s positions in the financials sector — particularly in Japanese regional banks, as prices weakened, but we continued to like their fundamentals. Still, our portion of the Fund’s overall allocation to financials decreased over the period, as we further reduced exposure to western European banks.

As of November 30, 2007, our portion of the Fund was overweighted relative to its benchmark index in consumer staples, information technology, materials and utilities. On the same date, the Fund had underweighted allocations compared to its benchmark index in consumer discretionary, financials, health care and industrials. Our portion of the Fund was virtually market-weighted in energy and telecommunications services.

Julius Baer: Strong performers for our portion of the Fund included the Czech Republic’s Komercni Banka and Russia’s Gazprom and Norilsk Nickel Mining & Metallurgical. Also, Australia’s Rio Tinto shares rallied amid takeover speculation by its rival mining conglomerate BHP Billiton, which our portion of the Fund also owns. Newcrest Mining, Australia’s biggest gold miner, was also a strong performer. On the other hand, stock selection in Hungary and Poland detracted from Fund results. In particular, shares of OTP Bank, Hungary’s largest bank, underperformed. Still, we remained positive toward OTP, as it continued to expand its operations through acquisitions in Eastern Europe, including Russia, to reduce dependence on its home market.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

From a sector perspective, our stock selection within utilities was strong. Shares of Electricite de France, Europe’s largest power generator, provided especially impressive returns. Its stock was boosted by expectations for an increase in long-term power prices under the new leadership of French President Nicolas Sarkozy. Conversely, stock selection in German financials was weak, led by a position in Commerzbank. However, as mentioned above, banks held in India and the Czech Republic more than offset this sector effect. An underweighted exposure to and stock selection within energy detracted from performance. An underweighted position in Chinese energy companies, which were strong performers, particularly hurt. Stock selection within the industrials sector also detracted, given poor performance by YIT Oyj, Finland’s largest builder, and Deutsche Post, Europe’s largest postal service. These negatives were partially mitigated by strong performance by Beijing Capital International Airport, Asia’s second busiest airport behind Tokyo Haneda, and China Merchants Holdings, an operator of container, cargo terminals, port transportation and airport cargo handling. At the end of the period, we remained optimistic toward transportation infrastructure, including airports and seaports, which we believe are compelling businesses with attractive franchises operating in an environment of increased travel and trade.

What strategies do you intend to pursue over the coming months?

Morgan Stanley: Toward the end of the period, international equity markets finally appeared to be waking up to what bond and credit markets have been saying for some time — the liquidity crisis is serious. It runs the risk of developing into a full-blown credit crisis, reducing the availability of and increasing the price of credit for the consumer and corporate sectors, with the attendant effects on Gross Domestic Product (GDP) growth. However, judging by earnings estimates, we believe equity markets still remain overly sanguine.

Despite a clear deterioration in the economic backdrop, analysts’ earnings expectations for 2008 have hardly budged with the consensus expecting around 9% earnings growth. These estimates, in our view, seem out of step with reality and certainly do not reflect the increasing probability of an economic slowdown let alone a U.S. recession. Research by Goldman Sachs1 estimates that under a “hard landing” scenario, where global GDP growth decelerates to 2.5% (with the U.S. at 0% growth and Euroland at 0.5%), earnings could fall by 11% to 17%, with steeper falls for cyclical sectors. With few exceptions, equities are a long way from being priced for this scenario.

Equity investors appear to be putting faith in the U.S. Federal Reserve Board (the Fed) and other central banks’ ability to stave off a slowdown by cutting interest rates. We believe that further Fed cutting should not come as a positive surprise for equity markets. Further, we are not convinced that lower rates will be successfully transmitted through the financial system, as banks are actively attempting to de-risk and de-leverage balance sheets that had become excessively leveraged. Recent credit surveys point to a tightening of lending standards across the board. Already heavily indebted consumers are unlikely to want to increase borrowing but are more likely, we feel, to rebuild savings and repair balance sheets as their house prices stagnate or even fall in value. Faced with the possibility of slowing growth, the corporate sector is also unlikely to borrow to invest in new capacity.

We therefore retain a strongly defensive and high-quality bias in our portion of the Fund, with a significantly overweighted allocation to consumer staples offsetting a large underweighted exposure to financials. The decoupling of the Japanese equity market, particularly domestic stocks, over the past 18 months has provided, in our view, one of the few pockets of absolute value on a regional basis. Our portion of the Fund’s exposure to the Japanese market has increased accordingly, albeit to the detriment of short-term relative performance.

Julius Baer: We maintain our focus on the potential long-term growth opportunities within the emerging markets. Eastern and central Europe, including Russia, remain particularly compelling. Elsewhere, we intend to maintain positions in India and other select Asian markets, should we see opportunity. We increased our exposure during the period to commodity-oriented markets, such as Brazil, South Africa, Canada and Australia, which continued

[1]	“What If Scenario Analysis: seeking value if a hard landing occurs,” Goldman Sachs Research, 18 November 2007.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

to be driven by strong demand for its resources. We have maintained the Fund’s significantly underweighted exposure to Japan. We have also maintained the Fund’s underweighted allocation to the United Kingdom, largely due to our avoidance of the country’s banks. Among the continental European markets, we believe construction and cement companies are well positioned to benefit from the increase in infrastructure projects being undertaken there. We also are drawn to European luxury goods and spirits companies, which should enjoy continued demand from many emerging markets.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Portfolio Highlights (Unaudited)
On November 30, 2007, the Fund had net assets invested in a diversified portfolio of:
Retail	23.7%
Office Properties	14.5%
Residential	6.8%
Hotel	6.4%
Warehouse/Industrial	5.2%
Health Care	4.6%
Diversified	3.9%
Storage	3.6%
Mortgage	1.7%
Financial Services	0.7%
Timber/Forest Products	0.7%
Other	28.2%
100.0%

An interview with David Ferguson and Team, PNC Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

Our objective is to provide current income and long-term capital growth through investments in a diversified portfolio of real estate companies, primarily Real Estate Investment Trusts (REITs). We seek to minimize issue-specific risk by limiting the maximum investment in any one security to 8% of net assets and by generally holding between 45 and 60 names. We also seek to diversify the portfolio by property sub-sector and by geography. Our long-standing security selection strategy is to look for companies with experienced management teams, a history of superior performance and a well-defined business plan. We are particularly interested in finding companies with the ability to grow both their earnings and dividends at a rate above the sector average.

REITs struggled in the face of significant market volatility over the six months ended November 30, 2007. Indeed, the FTSE NAREIT Equity REIT Index (the Index) produced a total return of -14.23% for the semi-annual period. This weakness in REITs followed seven consecutive years of outperformance relative to the broader equity market. Such strong performance culminated with a surge in merger and acquisition activity that included two of the largest REITs — Equity Office Properties (EOP) and Archstone-Smith Trust (ASN) — being taken private earlier in 2007 for approximately $24 billion and $15 billion, respectively. By the Index’s peak in early February 2007, REIT valuations were stretched, as rising share prices produced smaller dividend yields and higher valuation multiples relative to other investment sectors. These premium valuations, combined with the credit crisis that arose during the summer as fallout from the subprime mortgage turmoil roiled the broader financial markets, led to a significant decline in REIT share prices. There was a great deal of profit-taking, as investors worried about the potential for slower economic growth and about increased borrowing costs for REITs. The crisis in the credit markets also dried up financing for highly leveraged real estate transactions, which had been a primary driver of higher real estate prices during the year or so prior.

On the positive side, it is important to note that the decline in REIT share prices was driven primarily by contractions in valuation multiples; earnings and dividend yields for most REITs continued to grow during the semiannual period albeit at a slowed pace. In fact, we saw little change during the semi-annual period in property operating fundamentals, and REIT share prices fell farther than the price changes of the REITs’ underlying properties. Also, the 10-year U.S. Treasury yield fell from 4.89% on May 31, 2007 to 3.94% on November 30, 2007, as the Federal Reserve Board cut interest rates in an effort to help ease credit concerns. As a result, we believe REIT valuations were more attractive at the end of the semi-annual period than they had been for some time, even as uncertainty regarding economic growth and the credit markets continued to weigh on the sector.

The Fund produced negative absolute returns, but performed in line with its benchmark, the FTSE NAREIT Equity REIT Index, for the six months ended November 30, 2007. While many of the holdings in the Fund saw their share prices decline along with the broader sector, the Fund benefited from strong performance in some of its overweighted industrial and health care REIT holdings. From a sub-sector allocation perspective, the Fund maintained its overweighted positions in lodging and office holdings and underweighted exposure to apartment, health care and specialty properties during the period. The Fund was rather neutrally weighted to the Index in industrial holdings. The Fund’s positioning in apartments boosted its relative results. However, the Fund’s positioning in the strongly-performing health care and specialty sub-sectors and the lagging lodging and office sub-sectors detracted.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Would you give us some company-specific examples?

Among those individual holdings in the industrial and health care sectors that performed well for the Fund were Prologis Trust, Ventas and Nationwide Health Properties.

The Fund’s poor performers relative to the Index included self-storage REIT U-Store-It Trust, where new management continued to struggle, and retail REIT Developers Diversified Realty, which was impacted by investors’ concerns over its ability to continue growing its property development business. The Fund was also hurt by relatively small positions in two mortgage REITs that were not components of the Index — Anthracite Capital and Newcastle Investment. These REITs were impacted by negative credit market issues but each maintained its dividend payments. The fact that the Fund did not own any timber-related REITs, which generally outperformed the Index, also detracted from its relative results.

During the semi-annual period, we increased the Fund’s relative weightings in the health care, office, industrial and retail sub-sectors. We increased positions in longer-duration office and retail names because the high rents driven by current positive supply versus demand trends should be locked in for several years. Conversely, we decreased the Fund’s relative exposure to the apartments and lodging sub-sectors. We continued to move away from the shorter-duration lease sectors — hotels and apartments — to try and protect the portfolio against any slowing in the U.S. economy.

We also sought to take advantage of the recent sell-off across the sector by trimming the Fund’s positions in lower-quality holdings and increasing its positions in higher-quality names that became less expensive. In particular, we reduced the Fund’s exposure to some smaller-capitalization lower-quality names, since many of these companies’ shares had been previously supported by merger and acquisition speculation, which has since dramatically subsided.

We maintained the total number of holdings in the Fund’s portfolio at 54 names, but did make six additions to and six deletions from the portfolio during the semi-annual period. We added hotel REITs Strategic Hotels & Resorts, Hersha Hospitality Trust and Hospitality Properties Trust to the portfolio. We also established a new Fund position in HCP, the largest health care REIT in the Index, as we made the decision to increase the Fund’s weighting in the health care sub-sector. We took a Fund position in Gramercy Capital, a high-quality finance REIT that is expanding into net lease ownership. Finally, during the semiannual period, we established a position in forest products company Weyerhaeuser to add some portfolio exposure to the timber-related sub-sector. Two companies removed from the portfolio were Hilton Hotels and Archstone-Smith Trust, both of which were taken private before the merger and acquisition activity surge ended. We also eliminated from the portfolio Ryland Group, due to the worsening housing market; CBRE Realty Finance, a mortgage REIT whose dividend was at risk; Cousins Properties, which we felt had too much exposure to new development; and Realty Income, a solid performing income-focused retail-related name that had reached the price target we had previously set for it.

What strategies do you intend to pursue over the coming months?

We do not anticipate making any significant changes in our strategy over the near term. That said, we will likely continue to trim hotel exposure but are not likely to trim apartment exposure too much further. We continue to favor higher-quality long-term growth names and to look for attractive relative valuation opportunities. As always, we plan to continue to pursue a strategy of diversifying by property type, geography and company with an emphasis on stable or improving fundamentals.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Portfolio Highlights (Unaudited)
On November 30, 2007, the Limited Maturity Bond Fund had net assets invested in a diversified portfolio of:
Corporate Bonds	40.4%
U.S. Government Agency Securities	28.6%
Foreign Bonds	8.7%
Asset Backed Securities	6.8%
U.S. Treasury Obligations	6.7%
Commercial Mortgage Backed Securities	3.2%
Money Market Funds	1.6%
Other	4.0%
100.0%
Portfolio Highlights (Unaudited)
On November 30, 2007, the Total Return Bond Fund had net assets invested in a diversified portfolio of:
U.S. Government Agency Securities	55.5%
Corporate Bonds	22.4%
Commercial Mortgage Backed Securities	9.0%
U.S. Treasury Notes	7.6%
Foreign Bonds	4.0%
Money Market Funds	1.0%
Other	0.5%
100.0%

An interview with Brian Gevry, Jim Shirak, David Dirk and Team Boyd Watterson Asset Management, LLC

Portfolio Managers

What factors affected the taxable bond market during the semi-annual period?

Pandemonium struck global financial markets in mid-summer 2007, when financial institutions worldwide began to disclose their U.S. subprime mortgage holdings amid the highest default rates and heaviest losses to the financial services sector in more than ten years. Many money market funds owned highly-rated collateralized debt obligations backed by subprime mortgage loans. These fund managers sold their subprime mortgage holdings and bought Treasury bills in a flight to quality, causing the $1 trillion asset-backed commercial paper market to seize up. The collapse of the subprime mortgage market also sharply raised the cost of credit for both consumers and businesses. Indeed, risk was repriced throughout all credit markets, resulting in a significant widening of credit spread1 levels from the unusually narrow spreads observed during the prior year.

The Federal Reserve Board (the Fed), along with other central banks, reacted to this scenario by pumping more than $350 billion into global money markets in an effort to head off a crisis in lending that it feared would raise short-term interest rates and exacerbate the problem. In September 2007, the Fed lowered the targeted federal funds rate by 50 basis points (a basis point is 1/100th of one percentage point) to 4.75%, citing concerns of tighter credit markets and an ongoing housing correction. A 25 basis point cut followed at the Fed’s October meeting, bringing the targeted federal funds rate to 4.50%. The Fed stated that it believes the cuts will help forestall adverse economic effects stemming from the financial market turmoil.

Interest rates were volatile during the semi-annual period, with the overall direction downward, as yields fell across the Treasury yield curve, and the shape of the yield curve shifted from flat to upward sloping. The yield on the two-year Treasury plummeted nearly 200 basis points from 4.91% to 3.00%, and the ten-year Treasury yield dropped 95 basis points to 3.94%. There was an inversion at the front end of the yield curve, whereby six-month Treasury bills were yielding 3.35% at the end of November 2007, or 35 basis points more than two-year Treasuries.

Bonds posted solid returns during the period, as investors priced in lower future interest rates, but spreads widened. Treasuries were by far the best-performing sector of the fixed income market, benefiting from an influx of cash with the flight to quality. Longer-term Treasuries outperformed shorter-term Treasuries. Government agency securities, both domestic and international, were a distant second in performance to Treasuries. Within the corporate bond sector, high-quality bonds outperformed lower-quality issues. High-yield corporate bond spreads

[1]

The terms “spread” and “credit spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues that are similar in most respects except for quality rating. The term “spread” or “yield spread” may also refer to the difference in yield between two specific securities or types of securities at a given time.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

widened dramatically, as investors reassessed risk in that market. Agency mortgage-backed securities, which are AAA-rated and carry either an explicit (in the case of GNMAs or Ginnie Maes) or implicit (in the case of FNMAs or Fannie Maes and FHLMCs or Freddie Macs) government guarantee, outperformed commercial mortgage-backed securities (CMBS) and corporate bonds. Structured products in general were hurt by delinquencies in their lower-rated tranches. The asset-backed security (ABS) sector fared poorly, due primarily to losses suffered in home equity loan issues. In addition, several AAA-rated ABS tranches experienced rare downgrades.

How did you manage the taxable bond funds during the semi-annual period?

Our fixed income investment approach focuses primarily on moderate duration shifts to increase yield or protect principal in anticipation of interest rate movements. Additional opportunities for relative return may be pursued through sector allocation, yield curve positioning, security selection and/or credit research.

Limited Maturity Bond Fund’s goal is to seek as high a level of current income as is consistent with protection of capital. The Fund seeks to maintain an average weighted maturity of between one and five years. Total Return Bond Fund’s goal is to seek as high a level of income as is consistent with relative protection of capital. Subject to this objective, the total rate of return is considered in managing the Fund. The Fund generally maintains an average weighted maturity of between four and 15 years.

For the semi-annual period ended November 30, 2007, both Limited Maturity Bond Fund and Total Return Bond Fund underperformed their respective benchmarks, the Merrill Lynch U.S. Corporate & Government 1-5 Year Index and the Lehman Brothers Aggregate Bond Index. Despite our emphasis on high-quality securities, returns were negatively impacted by overweighted positions in non-Treasury fixed income sectors, maintained to generate income, and underweighted positions in Treasuries. Importantly, the Funds did not hold any subprime mortgage securities.

Each Fund was defensively positioned during a portion of the semi-annual period, with durations kept shorter than their respective benchmark indices. This short duration stance hampered their relative performance, as interest rates fell during the period. The additional yield gained from overweighting non-Treasury fixed income sectors contributed positively to the Funds’ performance, but not enough to match the price gains from Treasuries.

In both Funds, we sold government agencies in order to invest opportunistically in corporate bonds. Total Return Bond Fund maintained its “bulleted” yield curve posture, concentrating holdings in the middle part of the yield curve. In Limited Maturity Bond Fund, we sought to take advantage of the inversion of interest rates at the front end of the yield curve by overweighting securities that mature in less than one year.

Would you give us more specific examples?

In Total Return Bond Fund, we decreased its overweighted position in mortgage-backed securities (MBS) in expectation of additional interest rate volatility, which negatively affects MBS prices, and of continued challenges in the housing market. We also reduced the Fund’s holdings in CMBS, and within the fixed income sector, sold CMBS rated AAA to pick up yield through CMBS rated BBB. We also found good value during the period in floating-rate corporate notes. We sold the Fund’s position in five-year fixed-rate Goldman Sachs and Bear Stearns issues to reinvest in their floating rate notes, thereby reducing duration but picking up considerably more yield. We expect these floating-rate notes to perform well in a variety of interest rate scenarios given their attractive yields.

In Limited Maturity Bond Fund, we added select higher-quality high-yield corporate bonds that we believed experienced greater-than-warranted price declines. We also increased the agency duration of this Fund due to attractive opportunities presented by the widening of agency spreads relative to Treasuries.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

In both Funds, we sold agency and Treasury securities to invest in corporate bonds, particularly in the financial sector, because we believed the spread widening in the corporate sector was overdone and that these issues provided good value. In general, we remained defensive in the Funds’ credit positions by holding high-quality corporate bonds and limiting lower-quality corporate bond holdings to shorter maturities.

What strategies do you intend to pursue over the coming months?

At the end of November 2007, Total Return Bond Fund had an overweighted position in agency securities on a duration basis. As mentioned above, we had reduced its holdings in mortgage-backed securities, but we maintained the Fund’s overweighted exposure as we sought to benefit from their attractive yields. The Fund had a neutral position in CMBS relative to its benchmark index and held no asset-backed securities, as we believed there were better opportunities in short-maturity corporate bonds. The Fund had a modestly overweighted position in industrial corporate bonds and an overweighted allocation to financial issues on a nominal basis in an effort to add yield with reduced credit exposure.

Limited Maturity Bond Fund had an underweighted position in agency securities at the end of the semi-annual period in favor of mortgage-backed securities anticipated to provide additional yield. The Fund also owned high-quality asset-backed securities and, as in Total Return Bond Fund, select high-quality corporate issues, including high-yield corporate and emerging market bonds. We plan to continue adding issues to the Fund that have experienced what we consider to be excessive price declines and, in our view, represent value.

In both Funds, we intend to maintain overweighted positions in corporate bonds as we seek additional yield rather than capital gains. We also intend to maintain the Funds’ underweighted allocations to Treasuries due to their low relative yields and run-up in performance over the semi-annual period ended November 30, 2007. Although we think the fixed income market has repriced the majority of risk, we believe we could see additional widening in credit spreads going forward. We expect income to be the primary component of total return during the next six to twelve months. In this environment, we believe there are likely to be few opportunities to generate capital gains.

Fed Chairman Ben Bernanke has expressed concern about both inflation and slower economic growth, but, at the end of the semi-annual period, the fixed income market widely expected the balance to tip toward slower economic growth and the Fed to continue lowering the targeted federal funds rate. The U.S. subprime mortgage crisis has already caused the Bank of England to lower interest rates, and we suspect the European Central Bank will soon follow. We anticipate interest rates at the front end of the yield curve to fall, and the overall yield curve to continue steepening. Given our expectations of a steepening yield curve, we expect to maintain Total Return Bond Fund’s concentration in intermediate-term securities. In Limited Maturity Bond Fund, we anticipate moving toward a more barbelled structure as we seek to take advantage of high short-term yields and potential gains in bonds with three- to five-year maturities. Overall, we anticipate that the coming months are likely to witness an economic environment characterized by volatile interest rates and slower economic growth.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Portfolio Highlights (Unaudited)
On November 30, 2007, the Maryland Tax-Exempt Bond Fund had net assets invested in Municipal Bonds of:
Maryland	91.2%
Puerto Rico	4.3%
District of Columbia	3.0%
Money Market Funds	0.1%
Other	1.4%
100.0%
Portfolio Highlights (Unaudited)
On November 30, 2007, the net assets of the Tax-Exempt Limited Maturity Bond Fund were diversified into the following states (only the top 10 are listed):
Florida	12.5%
New York	11.8%
Pennsylvania	10.6%
South Carolina	7.9%
Virginia	7.6%
Michigan	7.0%
Texas	5.1%
Arizona	4.5%
California	4.1%
Colorado	3.8%
Other	25.1%
100.0%
Portfolio Highlights (Unaudited)
On November 30, 2007, the net assets of the National Tax-Exempt Bond Fund were diversified into the following states (only the top 10 are listed):
Pennsylvania	13.3%
California	10.9%
New York	7.9%
South Carolina	6.8%
Michigan	6.8%
Massachusetts	5.8%
Colorado	5.4%
Texas	4.7%
Illinois	4.7%
Washington	4.3%
Other	29.4%
100.0%

An interview with Steve Winterstein, Adam Mackey, Becky Rogers and Team PNC Capital Advisors, Inc.

Portfolio Managers

Steve Winterstein, Adam Mackey, Becky Rogers and Team took over the management of these Funds on June 15, 2007.

What factors affected the tax-exempt bond markets during the semiannual period?

The tax-exempt bond markets were quite active over the semi-annual period, as inflation concerns and the slowing U.S. economy sent conflicting signals to both market participants and to the Federal Reserve Board (the Fed). The Fed held the targeted federal funds rate steady at 5.25% through its August 7, 2007 meeting. Despite an ongoing correction in the housing market, the Fed stated that the economy seemed likely to expand at a moderate pace and it maintained its bias toward inflation risk. Toward the end of July, however, tightening credit conditions following turbulence in the subprime mortgage market had begun to shake up the financial markets. Turmoil in the credit markets and fears regarding liquidity heightened. As these fears rippled around the world, central banks globally moved to strengthen liquidity. Included among these was the Fed, which called an emergency meeting on August 17. The Fed not only acknowledged that the “downside risks to growth have increased appreciably,” but it also took the unprecedented step of cutting the discount rate by 0.50%, halving the traditional 1.00% spread to the targeted federal funds rate. At the Fed’s September 18 meeting, a unanimous vote cut both the targeted federal funds rate and the discount rate by 0.50% each to 4.75% and 5.25%, respectively. On October 31, the Fed cut the targeted federal funds rate again, this time by 0.25%, to 4.50%. At that point, the Fed changed its bias toward inflation risk to “balanced,” stating that “upside risks to inflation roughly balance downside risks to growth.”

Bond yields changed dramatically in the short and intermediate portions of the yield curve, as the flight-to-quality that resulted from increased risk aversion in the taxable markets drove Treasury yields lower. In fact, the 10-year U.S. Treasury reached a 5.29% yield on June 12 before rallying to a 3.84% yield by the end of November, its lowest level since June 2003. True to form, U.S. Treasuries typically outpace municipal bonds in yield movement — both up and down. During this semi-annual period, then, the 10-year U.S. Treasury declined 145 basis points (a basis point is 1/100th of one percentage point), while the 10-year AAA-rated municipal bond yield dropped a more modest 53 basis points, moving from a 4.15% peak in June to 3.62% on November 30, 2007. Meanwhile, longer-dated municipal bond prices were weaker, as leveraged municipal participants liquidated longer positions due to improperly calibrated basis risk of their hedges.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

As short-term tax-exempt yields descended and longer-term municipal yields moved up on excess selling, the slope of the tax-exempt bond yield curve steepened. At the beginning of June 2007, the yield differential between 30-year AAA-rated municipal bond and the two-year AAA-rated municipal bond was about 65 basis points. By the end of November, that differential exceeded 100 basis points.

Credit ratings within the tax-exempt bond market were an especially key area of focus during the semiannual period, as there was much concern centered on the re-pricing of risk in the credit markets. Geographically, while most state general obligation debt traded in historical ranges during the period, California and Florida spreads1 widened with particular focus on those states’ concerns over real estate. Also, the bonds of California and Puerto Rico were penalized with higher yields during the period, as budgetary troubles remained factors there.

Another related factor affecting the tax-exempt bond market during the period was municipal bond insurers’ exposure to certain plagued securities. Since late June 2007, when the well-publicized collapse of the Bear Stearns hedge funds occurred, fixed income operators in general became singularly focused on those financial institutions with exposure to residential mortgage-backed securities (RMBS), subprime mortgages and collateralized debt obligations (CDOs). Investors grew concerned that the monoline insurers, which insure approximately 50% of the municipal bond market currently, might be challenged to maintain their AAA ratings. Allow us to state here that it is PNC’s policy to review the underlying credit quality of all municipal securities held in its tax-exempt bond Funds, including those wrapped with any bond insurance.

Finally, the volume of new municipal bond supply year-to-date through November 30 was up by over 16% over the same period in 2006, although the pace of issuance slowed in the third calendar quarter. Refunding activity, which had driven supply earlier in the year, slowed with increasing interest rates and wider credit spreads.

How did you manage the tax-exempt bond funds during the annual period?

Given the municipal bond market backdrop, we shifted each of the tax-exempt bond Funds’ duration to a rather neutral position relative to their respective benchmark indices for most of the period, moving just modestly shorter or longer as conditions changed. Also, in anticipation of the steepening of the municipal bond yield curve, we repositioned the Funds’ portfolios in an effort to extract the maximum value from this steepening trend while mitigating interest rate risk. For example, in Tax-Exempt Limited Maturity Bond Fund, we focused on selling bonds with zero- to three-year maturities and replaced them with securities with four- to six-year maturities to give the portfolio a more bulleted, or concentrated, maturity structure as we sought to take advantage of yield curve steepening at the one- to ten-year portion of the municipal yield curve.

We increased each of the tax-exempt bond Funds’ exposure to the pre-refunded2 sector, a strategy that benefited relative results, as most securities in this sector were fully collateralized by U.S. Treasury obligations.

We continued to monitor and review the credit quality of all holdings in the tax-exempt bond Funds, while systematically reducing each of the Funds’ exposure to insured bonds, as we saw better value in other high-quality segments of the municipal bond market. It is particularly important during this semi-annual period to note that the portfolios’ credit quality, as always, remained high. As of November 30, 2007, each Fund portfo-

[1]

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

[2]

Prerefunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the prerefunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value — sometimes significantly.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

lio’s average quality rating was Aa1/AA+, as rated by Moody’s and Standard & Poor’s, respectively. In all, each of the three Funds modestly lagged its respective benchmark index for the semiannual period.

Would you give us more specific examples of what strategies you carried out in each of the tax-exempt bond funds?

In National Tax-Exempt Bond Fund, we shortened the Fund’s duration to bring it to a neutral position relative to its benchmark, the Lehman Quality Intermediate Index. We implemented this strategy by selling a number of the Fund’s municipal bond holdings with maturities in the year 2023 and longer. During the period, we also sold some of the Fund’s par and discount bonds in favor of premium, or higher, coupon bonds. We reduced the Fund’s exposure to insured municipal bonds and increased its allocations to health care bonds, to pre-refunded bonds and to escrowed bonds. We also added some A-rated bonds to the portfolio in an effort to garner additional yield.

In Tax-Exempt Limited Maturity Bond Fund, we lengthened the Fund’s duration just slightly to bring it closer in line with its benchmark, the Lehman Mutual Fund Short Index. During the period, we reduced the Fund’s exposure to insured municipal bonds and increased its allocations to higher education bonds and health care bonds. We also added State of California exposure in the five-year part of the yield curve to the portfolio. At the start of the period, the Fund had no exposure to California, but the general obligations of the state are highly represented in the Fund’s benchmark and in the broad market. We also added some A-rated bonds to the portfolio, as the market began to re-price risk and spreads began to widen. We sought select A-rated bonds that we believed would widen less or tighten more than the category overall.

In Maryland Tax-Exempt Bond Fund, we shortened the Fund’s duration slightly relative to its benchmark, the Lehman Quality Intermediate Index, toward the end of the period. However, this modest shift in duration was due primarily to the sale of longer-dated discount coupon municipal bonds rather than to any interest rate strategy. Indeed, over the course of the six months, we sold all of the portfolio’s bonds with coupons in the 4.00% to 4.99% range in favor of establishing positions in more defensively-structured bonds with premium coupons in the 5.00% to 6.00% range. We maintained the Fund’s underweighted exposure to insured municipal bonds and materially increased its allocation to pre-refunded bonds.

What strategies do you intend to pursue over the coming months?

At the end of November, the federal funds futures market fully expected a 25 basis point interest rate cut at the December 11, 2007 Fed meeting and another 25 basis point ease at its January 30, 2008 meeting, as the Fed continues to try and accommodate problems in the credit markets. Of course, other factors that the Fed must consider over the coming months include inflation, continued housing market inactivity and a weaker U.S. dollar. In our view, the ripple effects of the housing and subprime mortgage turmoil may take another year to clear. Energy prices will likely stay high, eventually pushing up the inflation rate, and the U.S. dollar is expected to stay under pressure.

Given this view, we intend to maintain the Funds’ duration nearly neutral to their respective benchmarks. In the case of Maryland Tax-Exempt Bond Fund, we would seek to extend the portfolio’s duration to neutral through the purchase of high-quality, AAA-rated and AA-rated bonds as the opportunities to do so present themselves. At the same time, we will not hesitate to adjust positioning in any of the Funds if the timing of a shift in Fed policy and/or the economic and inflationary picture changes. In all three Funds, we will seek to continue to avoid bonds subject to the Alternative Minimum Tax (AMT).

In both National Tax-Exempt Bond Fund and Tax-Exempt Limited Maturity Bond Fund, we intend to be opportunistic in looking to add credit spread to the portfolio through tobacco bonds or insured bonds when bonds are attractively priced. In Tax-Exempt Limited Maturity Bond Fund, we also intend to continue to position the portfolio for further yield curve steepening. In Maryland Tax-Exempt Bond Fund, we intend to continue to add

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2007

pre-refunded bonds to the portfolio and to opportunistically sell out of A-rated credits, as the portfolio, as of November 30, 2007, was overweighted in these bonds relative to its benchmark.

Overall, we intend to maintain the Funds’ high credit quality, staying disciplined to our investment process with an emphasis on risk management.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index definitions on page 30

PNC Funds, Inc.

Management’s Discussion of Fund Performance — Continued

November 30, 2007

Index Definitions

The S&P 500® Index is an unmanaged index generally representative of the performance of the U.S. stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks.

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks.

The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

The MSCI All Country World Free ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation.

The FTSE NAREIT Equity REIT Index is an index with dividends reinvested, representative of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

The Merrill Lynch 1-5 Year Corporate/Government Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.

The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Credit Bond Index and two Lehman Brothers asset-backed securities indices.

The Lehman Quality Intermediate Index is an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA.

The Lehman Mutual Fund Short Index is an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0-6 years.

The views expressed in this commentary reflect those of the portfolio managers as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and the Funds and the Funds’ Advisor disclaim any responsibility to update such views. The views may not be relied upon as investment advice, and because investment decisions for the Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Fund.

PNC Funds, Inc.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — 10.7%
Federal Home Loan Bank — 8.3%
Discount Notes,
3.80%, 12/3/07	$10,000	$9,997,889
Floating Rate Notes(a)
3.45% , 2/28/08(b)	9,500	9,500,000
4.68% , 5/20/09	10,000	9,999,527
Notes
5.25%, 2/5/08(b)	10,000	10,000,000
4.50%, 4/14/08	10,000	10,000,000
4.38%, 4/21/08	8,000	8,000,000
5.10%, 9/19/08(b)	7,000	7,022,308
4.50%, 11/6/08	5,000	5,000,000

		69,519,724

Freddie Mac — 2.4%
Discount Notes,
4.35%, 12/3/07	20,000	19,995,167

		19,995,167

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $89,514,891)		89,514,891

CERTIFICATES OF DEPOSIT — 12.8%
Abn Amro Bank NV,
5.15%, 1/17/08	15,000	15,000,870
Chase Bank USA,
5.15%, 2/12/08	18,650	18,650,000
CIBC,
4.80%, 1/11/08	8,000	8,000,000
Royal Bank of Scotland
5.20%, 1/7/08	6,500	6,500,000
5.30%, 1/30/08	17,000	17,002,806
4.63% , 7/3/08(b)(a)	10,000	9,998,260
Wells Fargo Bank,
4.53%, 12/14/07	32,500	32,500,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $107,651,936)		107,651,936

COMMERCIAL PAPER — 53.5%
Asset Backed Securities — 18.0%
Abington Square Funding ,
5.75%, 12/3/07(c)	15,000	14,995,208
Amsterdam Funding Corp.,
5.14%, 1/3/08(c)	12,000	11,944,230
Barton Capital LLC,
5.06%, 1/11/08(c)	15,000	14,913,558
Fountian Square,
4.89%, 1/23/08(c)	8,000	7,943,231
Grampian Funding LLC,
5.17%, 1/16/08(c)	17,500	17,384,393

	Par (000)	Value

COMMERCIAL PAPER — Continued
Asset Backed Securities — Continued
Kitty Hawk Funding Corp.,
4.98%, 1/7/08(c)	$17,000	$16,912,989
Old Line Funding,
4.90%, 1/25/08(c)	17,000	16,872,736
Park Avenue Receivables,
5.07%, 1/24/08(c)	17,000	16,870,715
Scheffield Receivables,
5.50%, 1/7/08(c)	5,000	4,971,736
Thames Asset Global Securities,
5.00%, 12/6/07(c)	16,113	16,101,811
Three Pillars Funding,
5.05%, 12/3/07(c)	12,537	12,533,483

		151,444,090

Banking & Financial Services — 12.3%
American Honda Finance,
4.50%, 12/7/07	8,000	7,994,000
Bank of America Corp.
5.45%, 12/13/07	16,500	16,470,025
4.57%, 1/28/08	12,000	11,911,647
Greenwich Capital Holdings,
4.95%, 1/30/08	8,500	8,429,875
JP Morgan Chase & Co.,
5.03%, 1/22/08	17,000	16,876,485
Toyota Motor Credit Corp,
5.30%, 12/19/07	22,000	21,941,700
UBS Delaware Finance,
4.83%, 1/24/08	20,000	19,855,250

		103,478,982

Diversified Financial Services — 3.3%
General Electric Capital Corp,
4.20%, 1/29/08	28,000	27,789,829

		27,789,829

Foreign Banks — 14.2%
ABN Amro North America Finance, Inc.,
5.09%, 1/10/08	18,000	17,898,200
Bank of Scotland,
4.70%, 1/22/08	8,000	7,945,689
Barclays US Funding, LLC.,
5.14%, 1/2/08	22,000	21,899,484
BNP Paribas Finance, Inc.,
4.67%, 12/21/07	17,750	17,703,949
CBA (Delaware) Finance
4.65%, 12/17/07	7,000	6,985,533
4.94%, 2/21/08	6,500	6,426,861
HBOS Treasury Services,
5.01%, 12/17/07	6,500	6,485,527
Societe Generale,
4.69%, 1/14/08(c)	18,000	17,896,820
4.77%, 2/1/08(c)	16,000	15,868,560

		119,110,623

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Par (000)	Value

COMMERCIAL PAPER — Continued
Investment Companies — 5.7%
Merrill Lynch,
4.78%, 12/3/07	$31,500	$31,491,592
Morgan Stanley,
5.40%, 3/10/08	16,000	15,760,000

		47,251,592

TOTAL COMMERCIAL PAPER
(Cost $449,075,116)		449,075,116

CORPORATE BONDS — 2.3%
American Honda Finance,
5.85%, 9/18/08(a)(c)	9,820	9,820,000
UBS AG,
4.63%, 6/16/08(a)(c)	10,000	10,000,000

TOTAL CORPORATE BONDS
(Cost $19,820,000)		19,820,000

REPURCHASE AGREEMENTS — 12.5%
Bank of America Securities, LLC
(Agreement dated 11/30/07 to be repurchased at $26,006,500 collateralized by $24,615,000 (Value $26,496,600) U.S. STRIPS, 2.00%, due 1/15/26) 3.00%, 12/3/07	26,000	26,000,000
JP Morgan Securities
(Agreement dated 11/30/07 to be repurchased at $27,006,930 collateralized by $19,984,000 (Value $27,535,902) U.S. Treasury Notes, 7.875%, due 2/15/21) 3.08%, 12/3/07	27,000	27,000,000
Merrill Lynch Securities
(Agreement dated 11/30/07 to be repurchased at $26,006,673 collateralized by $26,000,000 (Value $26,569,285) U.S. Treasury Inflated Index Notes, 2.00%, due 4/15/12) 3.08%, 12/3/07	26,000	26,000,000
Wachovia Securities
(Agreement dated 11/30/07 to be repurchased at $26,006,911 collateralized by $25,163,000 (Value $26,549,143) U.S. Treasury Notes, 4.375%, 11/15/08) 3.19%, 12/3/07	26,000	26,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $105,000,000)		105,000,000

	Shares/ Par (000)	Value

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 3.4%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes 1J and 4 in Notes to Financial Statements.)	$28,358	$28,357,707

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $28,357,707)		28,357,707

MONEY MARKET FUNDS — 8.3%
Goldman Sachs Financial Square Prime Obligations Fund	33,153,584	33,153,584
JP Morgan Prime Money Market Fund	1,262,587	1,262,587
Morgan Stanley Liquidity Prime Fund	35,126,623	35,126,623

TOTAL MONEY MARKET FUNDS
(Cost $69,542,794)		69,542,794

TOTAL INVESTMENT IN SECURITIES — 103.5%
(Cost $868,962,444)(d)		868,962,444
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.5)%		(29,636,547)

NET ASSETS — 100.0%		$839,325,897

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2007.
(b)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(c)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, or otherwise restricted as to resale. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Advisor, using procedures approved by the Board of Directors, has deemed these securities to be liquid.

(d)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — 66.0%
Fannie Mae — 18.7%
Discount Notes
4.31%, 12/3/07	$8,000	$7,998,111
4.77%, 12/5/07	8,208	8,203,742
4.71%, 12/7/07	3,885	3,881,989
4.35%, 12/10/07	3,800	3,795,839
4.59%, 12/12/07	10,500	10,485,837
4.35%, 12/17/07	9,007	8,989,586
4.41%, 12/18/07	10,000	9,979,458
4.67%, 12/19/07	9,000	8,978,985
4.40%, 12/21/07	4,455	4,444,122
4.44%, 12/26/07(a)	5,000	4,984,792
4.35%, 12/28/07	10,000	9,967,375
4.65%, 1/2/08(a)	10,000	9,959,200
4.45%, 1/3/08	10,000	9,959,208
4.35%, 1/4/08	8,901	8,864,432
4.47%, 1/9/08	10,810	10,756,468
4.25%, 1/10/08	8,000	7,962,222
4.30%, 1/16/08	10,000	9,944,161
4.65%, 1/23/08	3,300	3,277,409
4.51%, 1/30/08	3,265	3,240,785
4.27%, 2/13/08	10,000	9,912,187
4.23%, 3/21/08	6,000	5,921,745
Notes
5.25%, 12/3/07	5,000	4,999,979
5.30%, 1/8/08	3,500	3,500,000
3.25%, 1/15/08	2,300	2,296,544
3.80%, 1/18/08	3,000	2,996,600
3.88%, 2/1/08	5,000	4,992,784
5.40%, 2/1/08	5,000	5,005,636
4.40%, 7/28/08	4,000	3,995,185
4.50%, 8/4/08	2,500	2,498,699
4.00%, 9/2/08	2,063	2,052,262

		193,845,342

Federal Farm Credit Bank — 6.9%
Discount Notes
4.29%, 12/4/07	15,908	15,902,426
4.23%, 12/12/07	10,000	9,987,075
4.12%, 12/20/07	5,000	4,989,075
4.14%, 12/21/07	4,400	4,389,220
4.33%, 1/8/08	8,000	7,963,435
4.66%, 1/11/08	5,000	4,973,464
4.51%, 1/18/08	10,000	9,939,867
Floating Rate Notes,
4.65%, 4/23/09(b)	5,000	5,000,000
Notes
3.38%, 7/15/08	2,986	2,964,369
4.50%, 11/5/08	6,000	6,000,000

		72,108,931

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — Continued
Federal Home Loan Bank — 20.5%
Discount Notes
4.15%, 12/6/07	$6,000	$5,996,542
4.26%, 12/7/07	2,356	2,354,351
4.12%, 12/11/07	10,000	9,988,555
4.35%, 12/14/07(a)	6,100	6,090,559
4.30%, 12/17/07	7,000	6,986,622
4.67%, 12/19/07	7,000	6,983,655
4.16%, 12/21/07	6,000	5,984,833
4.66%, 1/11/08(a)	8,500	8,454,889
4.51%, 1/23/08	10,000	9,934,486
4.20%, 1/28/08	6,357	6,312,448
4.32%, 1/30/08	5,000	4,964,233
4.34%, 2/21/08	2,391	2,367,364
Floating Rate Notes
3.47% , 1/24/08(b)	2,500	2,500,000
3.45% , 2/28/08(a)(b)	5,000	5,000,000
3.45% , 3/14/08(b)	4,000	4,000,000
4.50% , 3/14/08(b)	5,000	4,999,787
5.20% , 3/20/08(a)(b)	8,320	8,319,084
5.07% , 4/1/08(b)	2,650	2,649,760
4.80%, 10/29/08	6,500	6,501,028
4.68%, 5/20/09	10,000	9,999,527
4.80%, 5/27/09	10,000	10,000,000
4.93%, 6/4/09	6,500	6,500,000
Notes
5.25%, 1/18/08	6,000	6,000,000
5.25%, 2/5/08(a)	2,250	2,250,000
5.25%, 2/13/08	4,000	4,000,000
5.26%, 2/27/08	3,500	3,500,000
4.50%, 4/14/08	7,000	7,000,000
4.13%, 4/18/08(a)	10,000	9,991,660
4.30%, 4/21/08	5,000	4,999,905
4.38%, 4/21/08	5,000	5,000,000
4.40%, 4/23/08	10,000	10,000,000
5.30%, 7/2/08	2,500	2,500,000
5.10%, 9/19/08(a)	4,500	4,514,341
4.50%, 11/5/08	5,000	5,000,000
4.50%, 11/6/08	5,000	5,000,000
4.55%, 11/28/08	6,000	6,000,000

		212,643,629

Freddie Mac — 19.9%
Discount Notes
3.80%, 12/3/07	18,000	17,996,200
4.35%, 12/3/07	8,323	8,320,820
4.35%, 12/4/07	10,000	9,996,375
4.38%, 12/5/07	1,167	1,166,432
4.54%, 12/6/07	2,650	2,648,329
4.25%, 12/7/07(a)	14,200	14,189,116
4.15%, 12/10/07(a)	7,750	7,740,759

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — Continued
Freddie Mac — Continued
4.15%, 12/12/07	$8,000	$7,989,855
4.39%, 12/13/07	15,000	14,978,050
4.42%, 12/17/07(a)	5,075	5,065,266
4.35%, 12/20/07	10,000	9,977,042
4.32%, 12/26/07	6,000	5,982,021
4.27%, 12/27/07	17,700	17,644,930
4.41%, 12/28/07(a)	10,000	9,967,375
4.36%, 12/31/07	12,223	12,176,173
4.66%, 1/7/08	8,500	8,459,572
4.45%, 1/22/08(a)	7,000	6,955,006
4.28%, 2/11/08(a)	10,000	9,914,500
4.91%, 2/19/08	4,000	3,956,978
4.33%, 2/25/08	10,000	9,897,278
4.32%, 2/29/08(a)	7,000	6,924,400
Floating Rate Notes,
4.64%, 3/26/08(b)	4,500	4,499,651
Notes
5.14%, 12/14/07	2,250	2,250,000
3.15%, 6/4/08	5,650	5,594,922
4.50%, 8/4/08	2,500	2,499,523

		206,790,573

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $685,388,475)		685,388,475

REPURCHASE AGREEMENTS — 25.9%
Bank of America Securities, LLC
(Agreement dated 11/30/07 to be repurchased at $65,016,249 collateralized by $61,535,000 (Value $66,238,808) U.S. STRIPS, 2.00%, due 1/5/26) 3.00%, 12/3/07	65,000	65,000,000
JP Morgan Securities
(Agreement dated 11/30/07 to be repurchased at $68,017,453 collateralized by $49,977,000 (Value $69,338,625) U.S. Treasury Inflated Index Notes, 8.125%, due 5/15/21) 3.08%, 12/3/07	68,000	68,000,000
Merrill Lynch Securities
(Agreement dated 11/30/07 to be repurchased at $68,017,452 collateralized by $56,185,000 (Value $69,692,655) U.S. Treasury Inflated Index Notes, 2.00%, due 1/15/14) 3.08%, 12/3/07	68,000	68,000,000

	Shares/ Par (000)	Value

REPURCHASE AGREEMENTS — Continued
Wachovia Securities
(Agreement dated 11/30/07 to be repurchased at $68,018,075 collateralized by $67,640,000 (Value $69,924,888) U.S. Treasury Notes, 3.625%, 1/15/08) 3.19%, 12/3/07	$68,000	$68,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $269,000,000)		269,000,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 11.5%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes 1J and 4 in Notes to Financial Statements.)	119,564	119,564,299

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $119,564,299)		119,564,299

MONEY MARKET FUNDS — 8.9%
Goldman Sachs Financial Square Government Fund	41,655,194	41,655,194
JP Morgan U.S. Government Money Market	38,199,385	38,199,385
Merrill Lynch Government Money Market Fund	12,577,003	12,577,003

TOTAL MONEY MARKET FUNDS
(Cost $92,431,582)		92,431,582

TOTAL INVESTMENT IN SECURITIES — 112.3%
(Cost $1,166,384,356)(c)		1,166,384,356
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.3)%		(127,584,694)

NET ASSETS — 100.0%		$1,038,799,662

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(b)	Variable or floating rate security. Rate disclosed is as of November 30, 2007.
(c)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 99.7%
Alaska — 1.9%
Valdez Alaska Marine Terminal, VRDB, 3.63%, 12/3/07(a)	$5,300	$5,300,000

Arizona — 2.6%
Salt River Agriculture & Power Agency, 3.66%, 12/10/07	7,000	7,000,000

Colorado — 5.2%
Colorado Education & Cultural Facilities Authority, VRDB, LOC: JP MORGAN CHASE, 3.60%, 12/3/07(a)	3,200	3,200,000
Colorado Educational & Cultural Facilities Authority, VRDB, LOC: JP MORGAN CHASE, 3.60%, 12/3/07(a)	6,800	6,800,000
Denver City & County Airport, VRDB, 3.62%, 12/3/07(a)	4,200	4,200,000

		14,200,000

Connecticut — 0.9%
Connecticut State, GO, VRDB, SPA: Landesbank Hessen-Thuringen Girozentrale, 3.62%, 12/3/07(a)	2,500	2,500,000

Delaware — 0.6%
University Of Delaware, RB, VRDB, SPA: Bank Of America N.A., 3.65%, 12/3/07(a)	1,575	1,575,000

District of Columbia — 1.8%
District of Columbia, RB, VRDB, George Washington University, INS: MBIA, SPA: Bank of America, 3.56%, 12/3/07(a)	4,000	4,000,000
Washington D.C. Convention Center Authority, 5.25%, 4/1/08	1,000	1,023,921

		5,023,921

Florida — 1.9%
Jacksonville Electric Authority, 3.54%, 12/11/07	4,000	4,000,000
Orange County Health Facilities, VRDB, 3.65%, 12/3/07(a)	1,305	1,305,000

		5,305,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Georgia — 0.7%
Macon-Bibb County Hospital, VRDB, 3.50%, 12/3/07(a)	$2,000	$2,000,000

Illinois — 2.9%
Chicago Housing Authority, VRDB, 5.00%, 7/1/08	1,235	1,244,449
Chicago School Board of Education, VRDB, 5.25%, 12/1/07	4,000	4,080,000
Cook County Community Construction, GO, VRDB, Schaumburg Township, SPA: Heleba, 3.59%, 12/3/07(a)	2,600	2,600,000

		7,924,449

Kansas — 0.7%
Salina, Kansas, 4.50%, 8/1/08	1,980	1,989,575

Kentucky — 1.2%
Berea Kentucky Educational Facilities, VRDB, 3.63%, 12/3/07(a)	3,200	3,200,000

Maryland — 4.7%
City of Baltimore IDA, RB, VRDB, Capital Acquisition, LOC: Bayerische Landesbank, 3.63%, 12/5/07(a)	3,375	3,375,000
Maryland Health and Higher Education, 3.45%, 1/11/08	6,000	6,000,000
University Systems of Maryland, COP, VRDB, College Park Business School, LOC: Bank of America, 3.63%, 12/3/07(a)	3,400	3,400,000

		12,775,000

Massachusetts — 4.4%
Massachusetts Health & Educational Facilities, VRDB, 3.62%, 12/3/07(a)	4,565	4,565,000
Massachusetts State Water Resources Authority, RB, VRDB, LIQ: Landesbank Hessen-Thuringen, 3.67%, 12/3/07(a)	3,575	3,575,000
Massachusetts State, GO, VRDB, SPA: Landesbank Baden, 3.63%, 12/3/07(a)	4,000	4,000,000

		12,140,000

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Continued

November 30, 2007

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Michigan — 4.4%
Michigan Hospital Financing Authority, VRDB, 3.69%, 12/3/07(a)	$5,800	$5,800,000
University of Michigan, RB, VRDB, Medical Service Plan, 3.65%, 12/3/07(a)	3,200	3,200,000
University of Michigan, RB, VRDB, University Hospital, 3.60%, 12/3/07(a)	3,000	3,000,000

		12,000,000

Minnesota — 2.0%
Rochester Health Facilities,
3.52%, 1/10/08	3,000	3,000,000
3.52%, 1/10/08	2,400	2,400,000

		5,400,000

Mississippi — 1.1%
Mississippi, 5.00%, 6/1/08	3,000	3,021,938

Missouri — 2.9%
Missouri State Health & Educational Facilities, RB, VRDB, Cox Health Systems, INS: AMBAC, SPA: Bank of Nova Scotia, 3.67%, 12/3/07(a)	5,710	5,710,000
Missouri State Health & Educational Facilities, RB, VRDB, Washington University Project, SPA: Morgan Guaranty Trust, 3.57%, 12/3/07(a)	2,240	2,240,000

		7,950,000

Nevada — 2.9%
Las Vegas Water Authority, VRDB,
3.67%, 12/3/07(a)	4,950	4,950,000
3.38% , 3/10/08	3,000	3,000,000

		7,950,000

New Jersey — 2.2%
New Jersey Building Authority, 5.00%, 6/15/08	6,000	6,047,446

North Carolina — 5.7%
Greensboro North Carolina, 4.25%, 2/1/08	4,300	4,302,926
North Carolina Educational Facilities, Financial Agency Revenue, RB, VRDB, Duke University Project, 3.56%, 12/3/07(a)	6,420	6,420,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
North Carolina — Continued
University of North Carolina, RB, VRDB, 3.62%, 12/3/07(a)	$3,600	$3,600,000
Winston Salem Community Treatment Facilities Partnership, COP, VRDB, SPA: Dexia Credit Local, 3.57%, 12/3/07(a)	1,200	1,200,000

		15,522,926

Ohio — 4.7%
Franklin County Ohio, VRDB, FSA, 3.65%, 12/3/07(a)	6,000	6,000,000
Sandusky Ohio, 4.25%, 10/22/08	2,700	2,717,412
State Air Quality Development Authority, RB, VRDB, LOC: Wachovia Bank, 3.66%, 12/3/07(a)	4,230	4,230,000

		12,947,412

Oregon — 2.9%
Oregon State, GO, VRDB, SPA: Dexia Credit Local, 3.60%, 12/3/07(a)	2,000	2,000,000
Oregon State, GO, VRDB, SPA: Morgan Guaranty Trust, 3.58%, 12/3/07(a)	6,000	6,000,000

		8,000,000

Pennsylvania — 10.2%
Delaware County IDA, RB, VRDB, General Electric,
3.56% , 12/3/07(a)	2,835	2,835,000
3.56% , 12/3/07(a)	2,200	2,200,000
3.48%, 1/15/08	3,700	3,700,000
Montgomery County Retirement Authority, 3.53%, 12/12/07	3,980	3,980,000
Pennsylvania, 5.00%, 8/1/08	2,000	2,038,439
Pennsylvania Higher Education Facilities Authority, 5.38%, 4/1/08	2,000	2,051,282
Pennsylvania State Turnpike Revenue, RB, VRDB, SPA: Westdeutsche Landesbank, Bayerische Landesbank, Gironzentrale, Landesbank Baden, Wurtemburg, 3.58%, 12/3/07(a)	3,285	3,285,000

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Pennsylvania — Continued
Pennsylvania State University, RB, VRDB, SPA: Westdeutsche Landesbank, 3.57%, 12/3/07(a)	$2,000	$2,000,000
St. Mary Hospital Authority Bucks County, 5.00%, 6/1/08	5,760	5,856,576

		27,946,297

South Carolina — 0.7%
Berkeley County Pollution Control Facilities, RB, VRDB, Amoco Chemical Company Project, 3.63%, 12/3/07(a)	2,000	2,000,000

Tennessee — 1.3%
Clarksville Public Building Authority, 3.62%, 12/3/07(a)	3,500	3,500,000

Texas — 11.8%
Austin Utility Systems, 3.60%, 12/6/07	7,000	7,000,000
Harris County Texas, 3.42%, 2/5/08	3,000	3,000,000
Red River Educational Finance Corp., RB, VRDB, Texas Christian University Project, 3.62%, 12/3/07(a)	2,400	2,400,000
Tarrant County Health Facilities, 5.25%, 2/15/08	5,000	5,117,604
Texas Municipal Power Agency, 6.10%, 3/1/08	1,000	1,018,560
Texas Public Finance Authority, 3.68%, 12/13/07	6,500	6,500,000
Texas State Tax & Revenue Anticipation Notes, 4.50%, 8/28/08	5,000	5,027,855
Texas Water Development, VRDB, 3.65%, 12/3/07(a)	2,300	2,300,000

		32,364,019

Utah — 5.9%
Intermountain Power Agency
3.72%, 12/5/07	2,000	2,000,000
3.50%, 2/7/08	6,000	6,000,000
Intermountain Power Agency, RB, INS: AMBAC, SPA: Landesbank Hessen-Thuringen, 3.65%, 6/2/08(a)	2,000	2,000,000

	Shares/ Par (000)	Value

MUNICIPAL BONDS — Continued
Utah — Continued
Salt Lake County, RB, VRDB, PCRB, Service Station Holdings Project, BP Amoco, 3.63%, 12/3/07(a)	$6,000	$6,000,000

		16,000,000

Virginia — 5.7%
Loudoun County Industrial Development Authority, RB, VRDB, Howard Hughes Medical Institute, 3.62%, 12/3/07(a)	4,155	4,155,000
Norfolk IDA, 3.52%, 1/9/08	3,000	3,000,000
Peninsula Port Authority, 3.39%, 3/6/08	4,005	4,005,000
Virginia State Housing Development Authority, 4.30%, 1/1/08	2,000	2,000,857
Virginia State, Public Building Authority, RB, VRDB, SPA: Dexia Credit Local, 3.52%, 12/3/07(a)	2,500	2,500,000

		15,660,857

Washington — 5.8%
King County Sewer, 3.52%, 2/6/08	5,000	5,000,000
Seattle Port Authority, 3.40%, 3/13/08	3,025	3,025,000
Washington Health Care Facilities, VRDB, 3.66%, 12/3/07(a)	7,800	7,800,000

		15,825,000

TOTAL MUNICIPAL BONDS
(Cost $273,068,840)		273,068,840

MONEY MARKET FUNDS — 0.0%
Goldman Sachs Financial Square Tax-Free Money Market Fund Institutional Shares	63,070	63,070

TOTAL INVESTMENT IN SECURITIES — 99.7%
(Cost $273,131,910)(b)		273,131,910
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		830,824

NET ASSETS — 100.0%		$273,962,734

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2007.
(b)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

GROWTH & INCOME FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Shares	Value

COMMON STOCKS — 97.6%
Consumer Discretionary — 14.0%
Best Buy Co., Inc.(a)	111,519	$5,693,045
Coldwater Creek, Inc.(a)(b)	532,361	4,391,978
Comcast Corp., CL A(a)(b)	161,974	3,326,946
E.W. Scripps Co.(a)	56,708	2,463,963
Home Depot, Inc.	140,727	4,019,163
Kohl’s Corp.(a)(b)	117,142	5,772,758
News Corp., CL A	163,189	3,438,392
Panera Bread Co., CL A(a)(b)	65,119	2,609,318
Starbucks Corp.(b)	86,340	2,019,493
Target Corp.(a)	20,801	1,249,308
Time Warner, Inc.	152,591	2,633,721
Urban Outfitters, Inc.(a)(b)	142,483	3,733,055

		41,351,140

Consumer Staples — 7.5%
Del Monte Foods Co.	144,229	1,269,215
Pepsico, Inc.	42,759	3,300,139
Procter & Gamble Co.	75,936	5,619,264
Unilever PLC- Sponsored ADR	133,655	4,877,071
Walgreen Co.(a)	137,624	5,035,662
Whole Foods Market, Inc.(a)	41,967	1,805,001

		21,906,352

Energy — 7.8%
BP PLC — ADR	46,095	3,352,950
ConocoPhillips	43,833	3,508,393
Exxon Mobil Corp.	88,985	7,933,903
Halliburton Co.(a)	106,191	3,887,652
Nabors Industries Ltd.(a)(b)	152,483	4,101,793

		22,784,691

Financial Services — 18.5%
AFLAC, Inc.	23,022	1,442,098
American International Group, Inc.	114,840	6,675,649
Capital One Financial Corp.(a)	140,425	7,486,057
Citigroup, Inc.	228,934	7,623,502
Countrywide Financial Corp.(a)	416,727	4,508,986
Fidelity National Financial, Inc., CL A(a)	276,927	4,325,600
Franklin Resources, Inc.	24,373	3,002,266
Merrill Lynch & Co., Inc.	66,999	4,015,920
The First Marblehead Corp.(a)	93,358	2,801,674
Wachovia Corp.(a)	294,267	12,653,481

		54,535,233

Health Care — 13.0%
Amgen, Inc.(b)	58,892	3,253,783
Boston Scientific Corp.(b)	397,818	5,024,441
Cephalon, Inc.(b)	20,053	1,502,371
Coventry Health Care, Inc.(b)	23,087	1,336,276

	Shares	Value

COMMON STOCKS — Continued
Health Care — Continued
Genzyme Corp.(a)(b)	91,218	$6,834,965
Novartis AG — ADR	132,695	7,499,921
Omnicare, Inc.(a)	202,250	5,153,330
Pfizer, Inc.	183,837	4,367,967
Pharmaceutical Product Development, Inc.	46,395	1,964,364
Varian Medical Systems, Inc.(a)(b)	28,449	1,421,312

		38,358,730

Industrials — 12.4%
Danaher Corp.	54,269	4,711,634
Dover Corp.	140,813	6,516,826
Eaton Corp.	14,570	1,301,247
FedEx Corp.	58,528	5,763,252
General Electric Co.	111,658	4,275,385
Goodrich Corp.	39,888	2,843,615
Graco, Inc.(a)	40,292	1,500,474
Masco Corp.	120,674	2,703,098
Pentair, Inc.	72,888	2,472,361
United Technologies	60,213	4,502,126

		36,590,018

Information Technology — 23.9%
Akamai Technologies(a)(b)	86,140	3,278,489
Apple, Inc.(b)	9,095	1,657,291
Cisco Systems(b)	239,666	6,715,441
Ebay, Inc.(b)	59,815	2,005,597
EMC Corp.(a)(b)	219,668	4,233,002
Intel Corp.	143,251	3,735,986
Jabil Circuit, Inc.	376,999	6,390,133
Maxim Integrated Products	250,154	5,801,071
Microchip Technology Incorporated(a)	151,919	4,373,748
Microsoft	307,646	10,336,906
Motorola, Inc.	130,120	2,078,016
Oracle Corp.(b)	111,312	2,246,276
QLogic Corp.(b)	266,829	3,607,528
QUALCOMM, Inc.	56,382	2,299,258
Sandisk Corp.(b)	73,253	2,742,592
Symantec Corp.(a)(b)	175,163	3,117,902
Texas Instruments, Inc.	124,388	3,926,929
YAHOO!, Inc.(a)(b)	62,810	1,683,936

		70,230,101

Telecommunications — 0.5%
AT&T, Inc.	37,174	1,420,419

TOTAL COMMON STOCKS
(Cost $301,679,819)		287,176,684

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

GROWTH & INCOME FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Par (000)	Value

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 27.1%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes 1J and 4 in Notes to Financial Statements.)	$79,890	$79,890,292
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $79,890,292)		79,890,292

TOTAL INVESTMENT IN SECURITIES — 124.7%
(Cost $381,570,111)(c)		367,066,976
LIABILITIES IN EXCESS OF OTHER ASSETS — (24.7)%		(72,659,093)

NET ASSETS — 100.0%		$294,407,883

(a)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(b)	Non-income producing security.
(c)	Aggregate cost for Federal income tax purposes is $387,287,741. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$15,902,796
Excess of tax cost over value	$(36,123,561)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

EQUITY INCOME FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Shares	Value

COMMON STOCKS — 98.9%
Consumer Discretionary — 11.3%
Brinker International, Inc.	25,193	$580,195
Circuit City Stores, Inc.(b)	183,462	1,186,999
Comcast Corp., CL A(a)(b)	19,096	392,232
E.W. Scripps Co.	12,615	548,122
Furniture Brands International, Inc.(b)	65,200	660,476
Home Depot, Inc.	63,998	1,827,783
Kohl’s Corp.(a)(b)	24,713	1,217,857
Lowe’s Companies, Inc.	29,917	730,274
Time Warner, Inc.	37,867	653,585

		7,797,523

Consumer Staples — 5.4%
Del Monte Foods Co.	47,291	416,161
Procter & Gamble Co.	5,833	431,642
Unilever PLC- Sponsored ADR	9,641	351,800
Wal-Mart Stores, Inc.	53,144	2,545,597

		3,745,200

Energy — 9.2%
BJ Services Company	37,118	912,361
BP PLC — ADR	21,757	1,582,604
ConocoPhillips	6,328	506,493
Exxon Mobil Corp.	13,996	1,247,883
Nabors Industries Ltd.(a)	43,588	1,172,517
Patterson-UTI Energy, Inc.	49,746	937,712

		6,359,570

Financial Services — 26.3%
American International Group, Inc.	39,015	2,267,942
Bank of America Corp.	46,355	2,138,356
Capital One Financial Corp.(b)	41,031	2,187,363
Citigroup, Inc.	79,707	2,654,243
Countrywide Financial Corp.(b)	130,310	1,409,954
Fidelity National Financial, Inc., CL A	51,913	810,881
Merrill Lynch & Co., Inc.	23,435	1,404,694
The First Marblehead Corp.(b)	39,082	1,172,851
Wachovia Corp.	77,102	3,315,385
Washington Mutual, Inc.(b)	39,739	774,910

		18,136,579

Health Care — 13.9%
Amgen, Inc.(a)	28,813	1,591,918
Boston Scientific Corp.(a)	107,114	1,352,850
Cephalon, Inc.(a)	4,222	316,312
Coventry Health Care, Inc.(a)	6,198	358,740
Eli Lilly and Co.	5,958	315,476
Health Management Associates, Inc.(b)	92,385	629,142

	Shares	Value

COMMON STOCKS — Continued
Health Care — Continued
Johnson & Johnson	8,483	$574,639
Omnicare, Inc.(b)	56,717	1,445,149
Pfizer, Inc.	125,722	2,987,155

		9,571,381

Industrials — 10.8%
Alaska Air Group, Inc.(a)(b)	22,989	582,311
Avery Dennison Corp.	9,131	475,816
Dover Corp.	40,948	1,895,074
FedEx Corp.	6,868	676,292
General Electric Co.	38,743	1,483,470
Masco Corp.	43,561	975,766
Pentair, Inc.	23,258	788,911
Tyco International Ltd.	15,076	605,000

		7,482,640

Information Technology — 16.3%
Cisco Systems(a)	15,781	442,183
Comverse Technology, Inc.(a)(b)	24,099	390,404
Dell Computer Corp.(a)	13,303	326,456
Flextronics International Ltd.(a)(b)	110,673	1,323,649
Intel Corp.	39,946	1,041,792
Jabil Circuit, Inc.	113,305	1,920,520
Maxim Integrated Products	54,558	1,265,200
Microsoft	35,505	1,192,968
Motorola, Inc.	63,449	1,013,280
QLogic Corp.(a)	35,915	485,571
Sandisk Corp.(a)	9,075	339,768
Symantec Corp.(a)(b)	47,039	837,294
Texas Instruments, Inc.	20,454	645,733

		11,224,818

Materials & Processing — 1.1%
Alcoa, Inc.	9,228	335,623
Dow Chemical Co.	10,211	428,249

		763,872

Telecommunications — 3.6%
AT&T, Inc.	12,888	492,450
Sprint Nextel Corp.	46,973	729,021
Verizon Communications	18,816	813,039
Vodafone Group ADR	12,066	449,459

		2,483,969

Utilities — 1.0%
PNM Resources, Inc.(b)	30,972	686,959

TOTAL COMMON STOCKS (Cost $76,522,996)		68,252,511

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

EQUITY INCOME FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Shares/ Par (000)	Value

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 17.7%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes 1J and 4 in Notes to Financial Statements.)	$12,207	$12,207,231

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $12,207,231)		12,207,231

TOTAL INVESTMENT IN SECURITIES — 116.6%
(Cost $88,730,227)(c)		80,459,742
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.6)%		(11,460,449)

NET ASSETS — 100.0%		$68,999,293

(a)	Non-income producing security.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(c)	Aggregate cost for Federal income tax purposes is $90,239,696. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$817,408
Excess of tax cost over value	$(10,597,362)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

EQUITY GROWTH FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Shares	Value

COMMON STOCKS — 98.0%
Consumer Discretionary — 17.3%
Best Buy Co., Inc.(a)	14,917	$761,513
Coldwater Creek, Inc.(a)(b)	55,657	459,170
Comcast Corp., CL A(a)(b)	22,315	458,350
Gildan Activewear, Inc.(b)	9,361	357,029
Kohl’s Corp.(b)	15,808	779,018
Lowe’s Companies, Inc.	26,341	642,984
News Corp., CL A	35,943	757,319
Panera Bread Co., CL A(a)(b)	12,982	520,189
Starbucks Corp.(b)	18,931	442,796
Target Corp.	5,240	314,714
Time Warner Cable(a)(b)	12,528	326,104
Urban Outfitters, Inc.(b)	15,310	401,122

		6,220,308

Consumer Staples — 6.9%
Hansen Natural Corp.(b)	9,539	414,088
Pepsico, Inc.	4,914	379,263
Procter & Gamble Co.	9,646	713,804
Walgreen Co.	15,378	562,681
Whole Foods Market, Inc.(a)	9,623	413,885

		2,483,721

Energy — 4.1%
BJ Services Company(a)	13,649	335,492
Halliburton Co.	9,568	350,285
Nabors Industries Ltd.(b)	15,548	418,241
Peabody Energy Corp.(a)	6,815	379,187

		1,483,205

Financial Services — 7.8%
AFLAC, Inc.	6,604	413,674
American Express Co.	7,608	448,720
American International Group, Inc.	10,015	582,172
Charles Schwab Corp.	17,974	436,948
Franklin Resources, Inc.	4,249	523,392
The First Marblehead Corp.(a)	14,128	423,981

		2,828,887

Health Care — 13.4%
Boston Scientific Corp.(b)	50,853	642,273
Cephalon, Inc.(b)	3,147	235,773
Genzyme Corp.(b)	13,017	975,364
Hologic, Inc.(a)(b)	7,561	501,975
Medicis Pharmeceutical, CL A(a)	13,548	364,441
Novartis AG — ADR	12,182	688,527
Omnicare, Inc.(a)	19,482	496,401
Pharmaceutical Product Development, Inc.	10,538	446,179

	Shares	Value

COMMON STOCKS — Continued
Health Care — Continued
Varian Medical Systems, Inc.(b)	9,383	$468,775

		4,819,708

Industrials — 12.9%
Danaher Corp.	7,462	647,851
Dover Corp.	19,961	923,795
FedEx Corp.	8,834	869,884
General Electric Co.	6,490	248,502
Graco, Inc.	9,127	339,889
Rockwell Collins, Inc.	9,684	698,410
United Technologies	6,419	479,949
Uti Worldwide, Inc.	18,429	437,320

		4,645,600

Information Technology — 33.8%
Accenture Ltd.(a)	8,308	287,125
Adobe Systems, Inc.(b)	12,481	525,949
Akamai Technologies(a)(b)	11,774	448,118
Apple, Inc.(b)	2,505	456,461
Broadcom Corp., CL A(b)	22,237	594,617
Cisco Systems(b)	44,421	1,244,676
Cognizant Technology Solutions Corporation(b)	8,430	262,173
Comverse Technology, Inc.(b)	21,578	349,564
Ebay, Inc.(b)	13,290	445,614
EMC Corp.(b)	23,827	459,146
Intel Corp.	18,090	471,787
Jabil Circuit, Inc.	30,519	517,297
Maxim Integrated Products	30,517	707,689
Microchip Technology Incorporated(a)	11,600	333,964
Microsoft	57,152	1,920,307
Oracle Corp.(b)	24,420	492,796
QLogic Corp.(b)	33,981	459,423
QUALCOMM, Inc.	15,097	615,656
Sandisk Corp.(b)	9,431	353,097
Tessera Technologies, Inc.(b)	6,693	258,484
Texas Instruments, Inc.	19,121	603,650
YAHOO!, Inc.(a)(b)	14,281	382,874

		12,190,467

Materials — 0.7%
Allegheny Technologies, Inc.	2,700	263,925

Telecommunications — 1.1%
American Tower Corp., CL A(b)	8,724	397,291

TOTAL COMMON STOCKS
(Cost $35,699,701)		35,333,112

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

EQUITY GROWTH FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Par (000)	Value

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 17.2%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes 1J and 4 in Notes to Financial Statements.)	$6,214	$6,213,753

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $6,213,753)		6,213,753

TOTAL INVESTMENT IN SECURITIES — 115.2%
(Cost $41,913,454)(c)		41,546,865
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.2)%		(5,485,333)

NET ASSETS — 100.0%		$36,061,532

(a)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(b)	Non-income producing security.
(c)	Aggregate cost for Federal income tax purposes is $42,296,659. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,908,120
Excess of tax cost over value	$(2,657,914)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Shares	Value

COMMON STOCKS — 97.2%
Autos & Transportation — 3.9%
Alexander & Baldwin, Inc.	25,200	$1,294,776
Kirby Corp.(a)	32,000	1,538,240
LKQ Corp.(a)(b)	38,400	1,524,864
Saia, Inc.(a)	14,900	194,296
Skywest, Inc.	27,900	734,049
Thor Industries, Inc.	15,800	556,950
Wabtec	32,400	1,099,656

		6,942,831

Consumer Discretionary — 18.2%
A.H. Belo Corp.	29,500	488,520
Advisory Board(a)(b)	28,100	1,826,781
American Greetings Corp., CL A	29,700	690,822
BJ’S Restaurant, Inc.(a)(b)	52,200	928,638
Borders Group, Inc.(b)	46,200	577,962
Brinks Co.	23,000	1,471,540
Casella Waste Systems, CL A(a)	23,400	350,298
Cato Corp.	49,850	750,741
CEC Entertainment, Inc.(a)(b)	24,200	689,700
Chipotle Mexican Grill, CL A(a)(b)	9,400	1,251,610
Coach, Inc.(a)	41,700	1,548,738
Crocs, Inc.(a)(b)	32,300	1,260,669
Dollar Tree Stores, Inc.(a)	30,800	882,728
Einstein Noah Restaurant Group, Inc.(a)	20,890	372,887
First Cash Financial Services, Inc.(a)	80,800	1,373,600
Hibbett Sporting Goods, Inc.(a)(b)	52,719	1,129,241
Insight Enterprises, Inc.(a)(b)	32,600	645,806
Life Time Fitness, Inc.(a)(b)	30,300	1,645,896
Meredith Corp.(b)	17,600	968,880
Pacific Sunwear of California, Inc.(a)	30,500	499,590
Petsmart, Inc.(b)	24,200	689,216
Ross Stores, Inc.	33,800	891,644
Ruby Tuesday, Inc.	38,300	502,113
Service Corp. International	83,500	1,108,880
Stage Stores, Inc.	44,175	747,441
Tetra Tech, Inc.(a)(b)	46,000	953,120
The Gymboree Corp.(a)	16,300	543,768
The Men’s Wearhouse, Inc.	21,900	755,988
Under Armour, Inc., CL A(a)(b)	37,000	1,838,160
United Stationers, Inc.(a)	17,800	901,748
Warnaco Group, Inc.(a)(b)	14,900	549,810
WMS Industries, Inc.(a)(b)	43,800	1,462,920
Wolverine World Wide	31,800	787,686
Zale Corp.(a)(b)	41,000	733,490
Zumiez, Inc.(a)(b)	30,300	842,340

		32,662,971

	Shares	Value

COMMON STOCKS — Continued
Consumer Staples — 0.9%
Constellation Brands, Inc.(a)(b)	34,600	$814,830
Del Monte Foods Co.	84,600	744,480

		1,559,310

Energy — 7.3%
Advanced Analogic Technologies, Inc.(a)	111,300	1,198,701
Arch Coal, Inc.	19,700	745,842
Cal Dive International, Inc.(a)(b)	94,400	1,171,504
Carbo Ceramics, Inc.(b)	25,400	1,008,380
Cytec Industries, Inc.	16,600	1,018,244
Grey Wolf, Inc.(a)(b)	94,600	480,568
ION Geophysical Corp.(a)(b)	101,900	1,572,317
Newfield Exploration Co.(a)	25,900	1,291,115
PNM Resources, Inc.(b)	22,650	502,377
W-H Energy Services, Inc.(a)	46,800	2,363,400
Whiting Petroleum Corp.(a)(b)	33,100	1,745,032

		13,097,480

Financial Services — 17.7%
Amerisafe, Inc.(a)	38,000	579,880
Ashford Hospitality Trust(b)	56,000	433,440
Bank of Hawaii Corp.	28,700	1,494,409
BankUnited Financial Corp.(b)	45,700	364,686
Boston Private Financial(b)	42,200	1,162,188
Brandywine Realty Trust(b)	45,022	922,951
CastlePoint Holdings Ltd.(b)	81,400	957,264
Colonial Bancgroup, Inc.	67,900	1,080,968
Delphi Financial Group	44,150	1,697,126
East West Bancorp, Inc.(b)	27,000	727,650
Education Realty Trust, Inc.(b)	28,800	345,312
Euronet Worldwide, Inc.(a)(b)	48,200	1,579,032
First Midwest Bancgroup, Inc.(b)	22,000	719,400
Hancock Holding Co.(b)	18,000	705,780
Harleysville Group	23,600	826,000
Highwoods Properties, Inc.(b)	26,600	844,018
Independent Bank Corp.	15,900	460,146
Infinity Property & Casualty Corp.(b)	20,100	785,709
Meadowbrook Insurance Group, Inc.(a)	51,000	468,690
NBT Bancorp, Inc.(b)	20,700	516,051
Platinum Underwriters(b)	37,700	1,369,264
Portfolio Recovery Associates, Inc.(b)	23,300	938,524
Protective Life Corp.	23,300	964,154
Provident Bankshares	37,000	867,650
Selective Insurance Group, Inc.	53,800	1,269,142
Signature Bank(a)(b)	31,400	1,163,370

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments — Continued

November 30, 2007

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
Financial Services — Continued
Stancorp Financial Group	23,200	$1,208,488
Sterling Bancshares, Inc.	67,700	835,418
Sterling Financial	78,116	1,400,620
Taleo Corp.(a)	59,500	1,679,685
United Fire & Casualty	30,900	952,338
Washington Real Estate Investment Trust	36,400	1,166,256
WR Berkley Corp.	41,100	1,256,838

		31,742,447

Health Care — 12.4%
Abraxis BioScience, Inc.(a)(b)	8,600	507,400
Acadia Pharmaceuticals, Inc.(a)(b)	76,600	868,644
Align Technology, Inc.(a)(b)	75,200	1,270,128
AMERIGROUP Corp.(a)	27,200	934,864
AMN Healthcare Services, Inc.(a)(b)	59,000	995,920
APP Pharmaceuticals, Inc.(a)(b)	78,100	917,675
Applera Corp. — Celera Group(a)	29,000	438,480
Conceptus, Inc.(a)(b)	42,000	843,780
Emergency Medical Services Corp.(a)(b)	37,300	1,147,348
Immucor, Inc.(a)	31,900	1,058,123
Medarex, Inc.(a)(b)	77,800	988,060
Owens & Minor, Inc.(b)	31,700	1,244,859
PDL BioPharma, Inc.(a)(b)	16,100	285,131
Pediatrix Medical Group, Inc.(a)	15,900	1,028,094
Penwest Pharmaceuticals Co.(a)(b)	221,700	1,350,153
Regeneron Pharmaceuticals, Inc.(a)(b)	47,500	1,034,550
Steris Corp.	37,800	1,056,888
The Trizetto Group, Inc.(a)	43,100	665,033
United Therapeutics Corp.(a)(b)	29,500	2,952,360
Universal Health Services, Inc.	16,000	815,200
Wright Medical Group, Inc.(a)	72,500	1,956,050

		22,358,740

Industrials — 0.5%
Gardner Denver, Inc.(a)	26,300	870,793

Information Technology — 18.9%
Aecom Technology Corp.(a)	46,500	1,236,435
Art Technology Group, Inc.(a)	320,100	1,338,018
Atheros Communications(a)(b)	41,700	1,229,733
Bell Microproducts(a)(b)	52,900	296,240
Brocade Communications Systems, Inc.(a)	70,000	510,300
Cavium Networks, Inc.(a)	27,800	713,070
Checkpoint Systems, Inc.(a)	37,700	895,752
Cirrus Logic, Inc.(a)(b)	101,600	579,120
Compuware Corp.(a)	127,000	1,049,020
Concur Technologies, Inc.(a)(b)	44,300	1,663,908

	Shares	Value

COMMON STOCKS — Continued
Information Technology — Continued
Data Domain, Inc.(a)(b)	53,900	$1,389,542
Double-Take Software, Inc.(a)	57,200	1,418,560
Emulex Corp.(a)(b)	53,900	902,825
FMC Corp.	26,100	1,428,192
Informatica Corp.(a)(b)	56,500	968,975
Microsemi Corp.(a)(b)	71,700	1,640,496
NaviSite, Inc.(a)	122,300	1,138,613
NTELOS Holdings Corp.	38,300	1,016,099
Omniture, Inc.(a)(b)	57,300	1,627,893
Parametric Technology Corp.(a)(b)	68,400	1,142,280
Premiere Global Services, Inc.(a)	47,150	649,727
QAD, Inc.(b)	34,400	292,744
ShoreTel, Inc.(a)	55,500	861,360
Shutterfly, Inc.(a)(b)	69,700	1,985,753
Sybase, Inc.(a)(b)	34,500	884,580
Sykes Enterprises, Inc.(a)(b)	51,900	958,074
Synaptics, Inc.(a)	11,400	633,156
Synchronoss Technologies, Inc.(a)(b)	27,300	898,716
Syniverse Holdings, Inc.(a)	38,900	607,618
Synopsys, Inc.(a)	44,000	1,082,840
Verifone Holdings, Inc.(a)(b)	37,300	1,791,519
Vishay Intertechnology, Inc.(a)	82,600	1,031,674

		33,862,832

Materials & Processing — 12.1%
AbitibiBowater, Inc.(b)	21,420	481,093
Albemarle Corp.(b)	30,200	1,333,028
Ceradyne, Inc.(a)(b)	26,900	1,329,936
Crown Holdings, Inc.(a)	54,800	1,406,168
Dynamic Materials Corp.	38,700	2,456,289
Flow International Corp.(a)(b)	136,200	1,075,980
Griffon Corp.(a)(b)	16,100	208,012
Harsco Corp.	19,300	1,159,351
Haynes International, Inc.(a)	25,300	2,138,103
Hercules Offshore, Inc.(a)	32,516	813,225
Hercules, Inc.	24,700	479,427
Hexcel Corp.(a)(b)	60,400	1,538,388
Insteel Industries, Inc.(b)	27,200	309,264
Lumber Liquidators, Inc.(a)(b)	12,800	115,072
M.D.C. Holdings, Inc.(b)	21,600	764,424
Martek Biosciences Corp.(a)(b)	25,800	667,188
Mueller Industries, Inc.(b)	21,300	643,899
Quanex Corp.(b)	26,100	1,306,044
Texas Industries	10,900	756,242
The Timken Co.	24,400	778,116
Valspar Corp.	29,200	658,168
Volcom, Inc.(a)(b)	19,300	520,521
Walter Industries, Inc.	24,900	863,781

		21,801,719

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Shares/ Par (000)	Value

COMMON STOCKS — Continued
Producer Durables — 3.5%
Actuant Corp., CL A	40,200	$1,273,134
Clean Harbors, Inc.(a)(b)	33,200	1,784,168
Entegris, Inc.(a)(b)	64,200	555,972
Lincoln Electric Holdings, Inc.	24,700	1,723,319
Mueller Water Products, Inc.	24,404	244,284
TriMas Corp.(a)	10,300	114,330
Varian Semiconductor Equipment(a)(b)	14,500	601,895

		6,297,102

Utilities — 1.8%
Black Hills Corp.	12,500	520,750
El Paso Electric Co.(a)	39,100	1,005,261
Fairpoint Communications, Inc.	24,400	364,048
Otter Tail Corp.(b)	17,200	576,372
Southwest Gas Corp.	28,000	809,760

		3,276,191

TOTAL COMMON STOCKS
(Cost $144,199,103)		174,472,416

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 40.7%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes 1J and 4 in Notes to Financial Statements.)	$73,127	73,126,929

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $73,126,929)		73,126,929

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITY — 2.0%
Fannie Mae — 2.0%
Discount Notes,
3.85%, 12/3/07(c)	$3,580	$3,578,866

TOTAL U.S. GOVERNMENT AGENCY SECURITIES — (Cost $3,579,244)		3,578,866

TOTAL INVESTMENT IN SECURITIES — 139.9%
(Cost $220,905,276)(d)		251,178,211
LIABILITIES IN EXCESS OF OTHER ASSETS — (39.9)%		(71,691,176)

NET ASSETS — 100.0%		$179,487,035

(a)	Non-income producing security.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(c)	Rate disclosed represents the effective yield at November 30, 2007.
(d)	Aggregate cost for Federal income tax purposes is $221,265,005. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$40,713,707
Excess of tax cost over value	$(10,800,501)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Shares	Value

COMMON STOCKS — 96.8%
Australia — 2.3%
Billiton(a)	84,836	$3,219,278
Brambles Industries Ltd.	32,123	350,547
Fairfax Media Ltd.	33,286	139,300
Fosters Brewing	647,856	3,603,554
Newcrest Mining	77,808	2,319,202
Orica Ltd.	53,536	1,321,585
Publishing and Broadcasting Ltd.	11,002	202,044
Rio Tinto Ltd.(a)	24,475	3,137,411
Santos Ltd.	254,026	3,207,201

		17,500,122

Austria — 1.8%
Erste Bank Der Oester	16,609	1,206,280
Immoeast Immoblien Anagen(b)	66,140	715,947
Oesterreichische Elektrizitaetswirtschafts AG	4,030	272,353
OMV AG	50,387	3,578,434
Raiffeisen International Bank-Holding AG(a)	13,378	2,175,133
Telekom Austria AG	159,862	4,676,926
Wiener Stadtische Allgemeine Versicherung AG	8,199	611,429
Wienerberger Baustoffindustrie AG	6,465	365,419

		13,601,921

Belgium — 2.1%
Fortis	4,477	119,911
Fortis NL	265,812	7,115,590
Fortis — Strip VVPR	54,366	543
Groupe Bruxelles Lambert S.A.	1,097	139,512
KBC Ancora	10,553	1,175,369
KBC Bancassurance Holding	51,995	7,225,542

		15,776,467

Bermuda — 0.1%
Central European Media Enterprises Ltd.	6,452	707,849

Brazil — 0.5%
Bovespa Holding SA(b)	28,386	537,080
Companhia Vale do Rio Doce	76,010	2,212,380
Petroleo Brasileiro S.A.	22,571	905,763
Unibanco — Uniao de Bancos Brasileiros SA	11,511	170,895
Unibanco — Uniao De Bancos Brasileiros SA GDR	302	45,215

		3,871,333

Bulgaria — 0.0%
Bulgaria Compensation Notes(b)	86,497	25,948
Bulgaria Housing Compensation Notes(b)	46,870	14,727

	Shares	Value

COMMON STOCKS — Continued
Bulgaria — Continued
Bulgaria Registered Compensation Vouchers(b)	19,166	$6,021

		46,696

Canada — 1.3%
Cameco Corp.	13,395	554,318
Canadian Natural Resources Ltd.	1,767	114,748
Encana Corp	416	27,007
Encana Corp.	53,992	3,505,132
Imperial Oil Ltd.	7,766	374,045
Ivanhoe Mines Ltd.	103,040	1,148,210
Opti Canada Inc.	7,773	138,401
Potash Corp. of Saskatchewan Inc.	14,013	1,665,244
Research In Motion	10,237	1,165,175
Suncor Energy, Inc.	9,814	938,598
Talisman Energy Inc.	14,075	251,877
UTS Energy Corp.	22,810	121,614

		10,004,369

Cayman Islands — 0.0%
Melco PBL Entertainment Ltd. ADR	19,577	283,671

Chile — 0.0%
Quimica Y Minera de Chile SA (ADR)	1,728	303,541

China — 0.1%
Weiqiao Textile Co. Ltd.	60,792	89,013
Wumart Stores, Inc.(c)	294,524	281,825

		370,838

Cyprus — 0.3%
Bank of Cyprus Publis Co. Ltd.	98,075	1,922,420

Czech Republic — 0.7%
Komercni Banka	24,676	5,555,549

Denmark — 0.2%
A P Moller — Maersk A/S — B	19	226,270
ALK-ABELLO A/S	1,162	163,688
Carlsberg A/S	1,213	154,451
FLSmidth & Co. A/S	1,869	189,210
Novo Nordisk A, Series B	5,967	757,435
Rockwool International A/S	440	112,137
Vestas Wind Systems A/S(b)	2,514	238,724

		1,841,915

Finland — 1.0%
Elisa Oyj	4,734	147,847
Fortum Oyj	38,457	1,652,770
Kemira Oyj	12,210	243,443
Kesko Oyj	2,482	145,227
Metso Oyj	1,957	106,178

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2007

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
Finland — Continued
Nokia A Shares	64,291	$2,564,605
Nokian Renkaat Oyj	2,666	101,473
OKO Bank PLC	7,192	142,026
Orion Oyj	10,639	251,338
Outotec Oyj	6,017	381,112
Ramirent Oyj	21,921	374,532
Sanomawsoy Oyj-B Shares	13,077	372,443
YIT Oyj	36,024	843,135

		7,326,129

France — 6.5%
Accor SA	1,372	116,103
Aeroports de Paris	12,009	1,370,209
Air Liquide SA	9,028	1,310,052
Alstom	2,346	525,638
Banque Nationale de Paris	40,062	4,521,201
Bouygues	8,735	782,243
Bureau Veritas SA(b)	2,393	136,519
Edf Energies Nouvelles	963	76,350
Electricite De Franc(a)	15,576	1,893,399
Eurazeo	2,470	351,014
France Telecom	92,510	3,511,650
Hermes International	1,363	175,833
JC Decaux SA	6,994	270,810
Lafarge SA	38,786	6,176,870
Legrand SA	198,260	6,942,957
LVMH Moet Hennessy(a)	17,424	2,113,962
M6 — Metropole Television	4,189	113,913
Neuf Cegetel	4,029	210,108
Nexity	1,590	86,615
Pernod Ricard French	2,268	502,124
Pinault-Printemps-Redoute SA	6,252	1,051,999
Remy Cointreau SA	1,870	136,006
Renault	2,520	366,598
Sanofi-Synthelabo SA	5,816	553,082
Societe Television Francaise 1	13,650	377,381
Sodexho Alliance SA	1,787	112,952
St. Gobain	5,929	583,256
Suez SA	24,409	1,623,886
Technip SA	1,419	115,679
Total SA	144,200	11,649,991
Veolia Enviornnement	5,887	543,989
Vinci SA	11,927	950,329
Vivendi Universal	3,171	145,604
Wendel Investissement	793	124,271

		49,522,593

Germany — 8.3%
Adidas AG	1,300	85,935
Bayer AG	111,818	9,228,477

	Shares	Value

COMMON STOCKS — Continued
Germany — Continued
Bayerische Motoren Werke AG	114,265	$6,951,642
Bilfinger Berger AG	1,565	127,307
Commerzbank AG	46,717	1,843,067
Continental AG	1,083	140,678
Daimler Chrysler	77,978	7,948,139
Deutsche Bank AG London(b)(c)(e)	13	427,363
Deutsche Bank AG London(b)(c)(e)	13	225,597
Deutsche Bank AG London(b)(c)(e)	13	207,516
Deutsche Bank AG London(b)(c)(e)	13	170,954
Deutsche Bank AG London(b)(c)(e)	13	142,571
Deutsche Bank AG London(b)(c)(e)	13	105,699
Deutsche Bank AG London(b)(c)(e)	13	95,980
Deutsche Bank AG London(b)(c)(e)	13	82,031
Deutsche Bank AG London(b)(c)(e)	13	73,805
Deutsche Bank AG London(b)(c)(e)	13	60,141
Deutsche Bank AG London(b)(c)(e)	13	48,831
Deutsche Bank AG London(b)(c)(e)	13	47,800
Deutsche Bank AG London(b)(c)(e)	13	46,515
Deutsche Bank AG London(b)(c)(e)	13	35,920
Deutsche Bank AG London(b)(c)(e)	13	29,174
Deutsche Bank AG London(b)(c)(e)	13	25,163
Deutsche Bank AG London(b)(c)(e)	13	24,989
Deutsche Bank AG London(b)(c)(e)	13	23,634
Deutsche Bank AG London(b)(c)(e)	13	20,123
Deutsche Bank AG London(b)(c)(e)	13	18,746
Deutsche Bank AG London(b)(c)(e)	13	16,709
Deutsche Bank AG London(b)(c)(e)	13	6,321
Deutsche Bank AG London(b)(c)(e)	13	4,167
Deutsche Bank AG London(b)(c)(e)	13	—
Deutsche Boerse AG(a)	4,105	764,231
Deutsche Post	4,364	147,718
Deutsche Postbank AG	3,570	312,287
E. On AG	36,932	7,517,463
Fraport AG(a)	32,219	2,483,750
Fresenius	14,867	1,198,068
Fresenius Medical Care	21,950	1,224,939
Hamburger Hafen-und Logistik AG(b)	932	81,527
Henkel Kgaa	9,084	457,907
Hypo Real Estate Holdings	2,440	130,099
IKB Deutsche Industriebank AG	4,015	51,860
Ishares Dax DE(b)	6,856	750,267
KarstadtQuelle AG(b)	8,940	270,311
Merck KGAA	1,900	246,637
Porsche	2,256	4,999,620
Praktiker Bau-und Heiimwerkermaerkte Holding AG	3,538	108,166
Rheinmetall AG	1,605	132,885
Rhoen — Klinikum AG	22,030	691,237

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2007

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
Germany — Continued
RWE AG	78,770	$10,742,411
Siemens AG	14,273	2,168,238
Tognum AG(b)	2,672	77,859
Volkswagen AG-PFD	3,089	468,171

		63,290,645

Greece — 0.9%
Alapis Holding Industrial and Commercial SA(b)	138,832	487,400
Greek Organization of Football Prognostics	138,510	5,381,390
Hellenic Telecom	21,029	760,418

		6,629,208

Hong Kong — 1.4%
Beijing Capital International Airport Co. Ltd.	993,898	1,692,730
China Merchants Holdings International Co. Ltd.	293,849	1,905,978
China Mobile Ltd.	72,573	1,308,713
Galaxy Entertainment Group Ltd.(b)	219,198	212,281
Gome Electical Appliances Holdings Ltd.	488,702	1,008,073
Hang Seng Investment Index Funds Series II	37,900	1,415,585
Hang Seng Investment Management Ltd.	35,193	782,448
Hutchison Telecommumincations International Ltd.	60,302	84,733
Melco International Development Ltd.	202,772	323,989
Shun Tak Holdings, Ltd.	943,787	1,430,403
Sinotrans Shipping Ltd.(b)	18,780	16,547
Tracker Fund Of Hong Kong	136,493	506,653

		10,688,133

Hungary — 1.1%
Gedeon Richter RT	1,258	280,246
Matav RT	256,472	1,340,423
MOL Hungarian Oil and Gas Nyrt.	1,184	170,257
OTP Bank	139,139	6,902,322

		8,693,248

India — 0.1%
State Bank of India GDR	6,320	761,560

Indonesia — 0.0%
PT Semen Gresik	281,060	178,570

Ireland (Republic of) — 0.9%
CRH	158,675	5,983,794
Ishares Dj Euro Stoxx 50	15,769	1,014,252

	Shares	Value

COMMON STOCKS — Continued
Ireland (Republic of) — Continued
Kingspan Group PLC	1,997	$42,066

		7,040,112

Italy — 2.3%
Autogrill SPA	1,385	24,231
Banca Intesa	98,146	739,375
Banca Popolare	33,436	484,456
Banca Popolare Di Sondrio Scrl	5,748	86,604
Banche Popolari Unite Scrl	4,990	142,192
Bulgari SPA — A Shares	17,282	255,076
Buzzi Unicem SPA(a)	24,233	671,741
Credito Emiliano	15,646	207,242
Credito Italiano	765,626	6,523,757
Ente Nazionale Idrocarburi	205,657	7,331,355
Finmeccanica SPA	1,658	49,477
Geox SPA	16,564	369,747
Italcementi SPA	5,679	117,631
Lottomatica SPA(a)	742	25,246
Mediobanca	12,287	276,611
Telecom Italia SPA	63,804	202,765

		17,507,506

Japan — 18.8%
Acom Co. Ltd.(a)	3,080	75,822
Aeon Credit Service Ltd.	3,545	58,679
Aiful Corporation(a)	3,450	67,230
Aisin Seiki Co. Ltd.	2,301	92,578
Asatsu-DK, Inc.	48,000	1,404,140
Bank of Yokohama	31,997	247,969
Canon, Inc.	111,749	5,843,940
Central Japan Railway Co.	259	2,727,543
Credit Saison	1,818	51,873
Daihatsu Motor Co. Ltd.	12,000	120,000
Daikin Industries Ltd.	5,800	297,048
Daiwa Securities	7,405	74,250
Denso Co.	9,394	383,032
Dentsu, Inc.	67	171,269
East Japan Railway Co.	38	313,987
Eisai Co. Ltd.	2,765	121,949
Fanuc Ltd.	2,700	280,693
Fuji Television Network	49	79,829
Fukuoka Financial Group, Inc.(b)	467,000	3,005,445
Honda Motor Y50	14,279	483,250
Hoya Corp.(a)	116,147	4,035,350
Ibiden Co. Ltd.	3,500	275,022
Itochu Corp.	12,000	125,724
Japan Tobacco, Inc.	93	525,688
JFE Holdings, Inc.	1,979	107,767
JS Group Corp.	4,808	76,989
JSR Corp.(a)	109,323	2,632,214

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2007

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
Japan — Continued
Kansai Electric Power, Inc.	56,900	$1,459,631
Kao Corp.	342,000	10,343,114
KDDI Corp.	35	247,615
Keyence Corp.	39,100	9,065,851
Koito Manufacturing Co.	987	13,308
Komatsu Ltd.	7,000	211,071
Kubota Corp.	6,207	45,812
Kyocera Corp.	32,000	2,865,886
Makita Corp.	5,912	262,342
Matsushita Electric Industrial Co.	15,671	315,254
Mitsubishi Corp.	8,800	251,881
Mitsubishi Electric Corp.	442,000	5,052,565
Mitsubishi Tokyo Finance	39,010	382,378
Mitsui & Co., Ltd.	11,000	250,495
Mitsui Fudosan Co. Ltd.	3,599	92,000
Mitsui Marine/Fire	884,000	9,587,939
Mizuho Financial Group, Inc.	26	139,244
NGK Spark Plug Co.	149,000	2,625,941
Nikon Corp.	9,000	279,478
Nintendo	2,501	1,519,509
Nippon Electric Glass Co. Ltd.	15,000	249,910
Nippon Telegraph & Telephone	17	77,273
Nissan Motor Co. Ltd.	5,380	61,257
Nitto Denko Corp.	112,301	5,802,050
Nomura Securities	5,614	100,456
NSK Ltd.	14,000	134,203
NTT Docomo, Inc.	4,791	7,546,580
Olympus Corp.	1,260	51,489
Omron Corp.	162,300	4,178,020
Oriental Land Co.	91,300	5,538,812
Osaka Gas Co.	356,000	1,413,105
Promise Co. Ltd	3,257	91,466
Ricoh Co. Ltd.	12,000	225,742
Rohm Company Ltd.	31,400	2,871,503
Sega Sammy Holdings, Inc.(a)	123,900	1,574,679
Seven & I Holdings Co.	4,618	115,346
Sharp Corp.	3,555	58,237
Shinsei Bank NPV(a)	807,000	2,876,436
Sony Corp.	7,585	410,314
Stanley Electric Co. Ltd.(a)	8,629	211,259
Sumitomo Chemical Co. Ltd.	21,000	178,434
Sumitomo Corp.	8,188	121,604
Sumitomo Electric Industries Ltd.	8,400	129,289
Sumitomo Heavy Industries, Ltd.	15,996	171,910
Sumitomo Metal Industries Ltd.	32,180	141,349
Sumitomo Mitsui Financial(a)	1,432	12,257,714
Suzuki Motor Co.	20,731	673,617
T&D Holdings, Inc.	166,450	9,603,461
Taiyo Nippon Sanso Corp.(a)	431,000	4,236,292
Takata Corp.	2,600	76,994

	Shares	Value

COMMON STOCKS — Continued
Japan — Continued
Takeda Chemical Industries	4,100	$262,016
Takefuji Corp.(a)	3,270	83,737
Teijin Ltd.	820,000	3,542,754
The Chiba Bank, Ltd.	211,000	1,802,331
Toray Industries, Inc.	6,797	54,816
Toyota Motor Corp.	19,444	1,092,084
Yamada Denki Co. Ltd.	4,819	555,638
Yamaha Motor Co. Ltd.	4,601	125,068
Yamanouchi Pharmaceutical	116,900	5,197,894
Yamato Holdings Ltd.	2,600	36,227
Yokogawa Electric Corp.	8,501	94,575

		142,716,535

Luxembourg — 1.1%
ArcelorMittal	82,751	6,109,305
Evraz Group SA GDR(d)(e)	7,521	550,913
Millicom International Cellular SA	11,460	1,366,949

		8,027,167

Mexico — 0.4%
America Movil SAB de CV	141,417	434,690
America Movil SAB de CV	2,976	183,500
Controladora Comercial Mexicana SA de CV	41,590	114,263
Corporacion Moctezuma, SAB de CV	115,501	316,582
Desarrolladora Homex SA de CV ADR	2,240	110,141
Fomento Economico Mexicano	9,405	304,722
Grupo Cementos de Chihuahua, SA de CV	18,578	98,810
Grupo Financiero Banorte SAB de CV(a)	162,415	704,468
Grupo Televisa SA -SPONS GDR	12,258	296,276
Urbi, Desarrollos Urbanos(b)	99,315	336,970

		2,900,422

Netherlands — 4.5%
Akzo Nobel NV(a)	75,433	5,781,998
CSM	123,790	4,369,464
ING Groep	166,928	6,478,160
Kininklijke Vopak NV	3,832	208,747
Koninklijke (Royal) KPN NV	31,905	586,184
Royal Dutch Shell PLC(a)	148,983	6,008,398
TNT NV	3,230	132,248
Unilever NV(a)	301,980	10,667,940
X5 Retail Group NV GDR(b)	5,733	179,156

		34,412,295

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2007

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
New Zealand — 0.0%
Auckland International Airport Ltd.(a)	175,672	$380,118

Norway — 0.8%
Aker Kvaerner ASA	10,169	290,231
DNB Holding ASA	42,810	670,945
Norsk Hydro	37,007	510,584
Statoil ASA	111,536	3,620,848
Telenor ASA	29,319	680,798
Yara International ASA	15,614	594,181

		6,367,587

Poland — 1.1%
Bank Handlowy W Warszawie SA	24,051	1,014,728
Bank Millennium SA	11,356	59,337
Bank Pekao	16,394	1,636,740
Bank Zachodni WBK SA	7,954	758,292
BK Przemyslowo-Handlowy	2,633	1,004,065
Bre Bank SA(b)	1,791	359,653
ING Bank Slaski SA	366	124,722
Polskie Gornictwo Naftowe I Gazownictwo SA	297,415	651,538
Powszechna Kasa Oszczednosci Bank Polski SA	78,859	1,602,773
Telekomunikacja Polsk	145,823	1,313,294

		8,525,142

Portugal — 0.2%
Energias De Portugal, SA	45,207	304,854
Jeronimo Martins, SGPS, SA	144,987	1,164,358

		1,469,212

Republic of Korea (South) — 0.1%
Hyundai Motor Co. Ltd.	1,512	113,769
Kookmin Bank	1,569	113,118
NHN Corp.(b)	388	110,039
Samsung Electronics	437	268,084

		605,010

Romania — 0.2%
BRD-Groupe Societe Generale	73,614	732,815
Petrom	5,279,377	1,082,020
Socep Constanta(b)	532,000	62,083

		1,876,918

Russian Federation — 2.2%
AFI Developement PLC(b)(d)(e)	4,032	38,304
Cherepovets MK GDR(d)	5,713	131,685
Gazprom	86,079	4,527,755
Lukoil Holding ADR	4,336	375,064
Mechel ADR	1,623	147,661

	Shares	Value

COMMON STOCKS — Continued
Russian Federation — Continued
MMC Norilsk Nickel	3,322	$951,089
Norilsk Nickel	6,246	1,788,230
Novatek OAO	64,026	409,766
Novatek OAO GDR(d)	2,677	167,312
Novorossiysk Trade-SP GDR	9,599	194,380
OAO Rosneft Oil Company GDR	176,411	1,585,935
Open Investments(b)	676	191,984
Pharmstandard GDR(b)(d)(e)	28,439	671,160
Polyus Gold ADR(b)	10,761	468,103
Sberbank RF	463,440	1,967,303
Silvinit	1,286	477,106
Sistema Hals GDR(b)(d)(e)	15,050	188,877
TNK-BP Holding(b)(e)	6	111,000
Uralsvyazinform ADR	18,163	236,846
URSA Bank OJSC	165,848	315,111
Vimpelcom ADR	16,715	561,624
VTB Bank OJSC GDR(b)(d)(e)	52,821	480,671
Wimm-Bill-Dann Foods	4,244	351,828
Wimm-Bill-Dann Foods ADR	3,343	383,008

		16,721,802

South Africa — 0.1%
Impala Platinum Holdings Ltd.	11,304	394,035
MTN Group Ltd.	17,004	344,334
Standard Bank Group Ltd.	14,030	216,799

		955,168

Spain — 1.8%
Acciona SA	794	269,459
Gamesa Corporacion Tecnologica, SA	4,594	208,458
Iberdrola SA	53,105	875,477
Industria de Diseno Textil SA	8,438	587,779
Telefonica de Espana(a)	352,752	11,821,697

		13,762,870

Sweden — 1.5%
Ericsson	2,654,521	6,483,057
Foreningssparbanken	35,280	1,137,797
Getinge AB	9,775	246,384
Hennes & Mauritz AB	7,975	498,164
Modern Times Group	10,344	676,915
Nordic Baltic Holding	96,459	1,618,850
OMX AB	8,592	358,476
Skandinaviska Enskilda Banken	4,685	130,923
Telia AB	25,769	246,092

		11,396,658

Switzerland — 8.2%
Abb Ltd.	29,222	856,298
BKW FMB Energie AG	2,429	289,601

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2007

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
Switzerland — Continued
Cie Financiere Richemont	26,328	$1,806,664
Credit Suisse Group	2,104	126,634
Flughafen Zuerich AG	1,415	562,351
Givaudan SA	2,923	2,806,059
Holcim Ltd.	139,344	14,989,048
Nestle	41,114	19,716,420
Nobel Biocare Holding AG	296	84,176
Novartis AG	165,623	9,412,558
Roche Holdings	41,499	7,898,114
SGS SA	345	428,698
Swatch Group AG	5,017	1,404,565
UBS AG	27,861	1,407,444

		61,788,630

Taiwan — 0.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	7,960	78,963

Turkey — 0.0%
Turkiye Garanti Bankasi A.S.	17,684	156,211

Ukraine — 0.3%
JSCB Ukrsotsbank(b)	915,277	222,488
Raiffeisen Bank Aval(b)	1,293,908	268,499
UKR Telecom(b)	5,614,790	1,103,873
UKR Telecom GDR	14,159	134,627
Ukrnafta Oil Co.(b)	7,212	520,201

		2,249,688

United Arab Emirates — 0.0%
DP World Ltd.(b)	192,498	171,708

United Kingdom — 22.2%
AMEC PLC	23,031	363,373
Anglo American PLC	35,537	2,400,546
Astrazeneca	52,482	2,492,207
Billiton	164,049	5,419,401
BP Amoco	912,664	11,069,416
British Aerospace	17,541	165,872
British American Tobacco	472,466	18,327,543
British Land Co. PLC	116,038	2,192,187
Burberry Group	30,868	364,870
Cadbury Schweppes	1,361,830	17,441,054
Compass Group PLC	97,571	639,341
Diageo	113,435	2,548,761
Drax Group PLC	405,646	5,691,302
GlaxoSmithKline	175,505	4,646,941
Hays PLC	2,855,487	7,469,642
Imperial Tobacco	308,662	15,958,165
Intercontinental Hotels Group PLC	283,524	5,440,840

	Shares	Value

COMMON STOCKS — Continued
United Kingdom — Continued
Interteck Group PLC	21,075	$392,083
Johnston Press PLC	160,949	886,717
Kingfisher PLC	14,344	44,909
Ladbrokes PLC	1,030,643	6,525,605
Lonmin PLC	22,420	1,497,432
National Grid PLC	373,288	6,303,959
Peter Hambro Mining(b)	11,570	334,173
Qinetiq PLC	33,072	123,905
Reckitt Benckiser Group PLC	191,205	11,359,491
Reed International	616,407	7,754,982
Rio Tinto PLC	24,752	2,869,797
Rolls Royce	61,488	668,032
Scottish & Newcastle	10,828	166,165
Scottish & Southern Energy PLC	134,801	4,406,077
Smith & Nephew	53,412	638,485
Smiths Group PLC	312,077	6,851,644
Tesco	147,238	1,449,830
Vodafone Group	3,187,277	11,937,956
William Hill PLC	7,339	78,075
WPP Group PLC	9,921	125,223
Xstrata PLC	22,998	1,616,408

		168,662,409

United States — 1.5%
CTC Media, Inc.	12,929	311,072
Ishares MSCI Australia Index	59,169	1,872,107
Ishares MSCI Brazil	3,009	243,669
Ishares MSCI Canada	150,512	4,817,889
Ishares MSCI South Africa Index	9,466	1,322,684
Ishares MSCI Taiwan Index Fund	71,221	1,125,292
Ishares MSCISouth Korea Index	24,227	1,608,188
Synthes Inc.	1,223	152,835

		11,453,736

TOTAL COMMON STOCKS
(Cost $550,463,217)		738,102,644

CLOSED END INVESTMENT COMPANIES — 0.3%
Australia — 0.3%
Macquarie Airports	613,732	2,351,692

Romania — 0.0%
SIF 1 Banat-Crisana	50,000	65,668
SIF 2 Moldova	54,000	71,599
SIF 3 Transilvania Brasov(b)	82,000	73,398
SIF 4 Mutenia Bucuresti	75,000	65,878
SIF 5 Oltenia	47,500	78,478

		355,021

TOTAL CLOSED END INVESTMENT COMPANIES
(Cost $1,630,818)		2,706,713

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Shares	Value

WARRANTS — 1.3%
Bermuda — 0.0%
CLSA Financial Products Ltd., expires 5/10/10 (exercise price: $0.000001)(b)	11,567	$344,002

Germany — 0.0%
Continental AG, expires 12/31/15, (excercise price: $1.28260)(c)(e)	2,000	—

India — 1.1%
Bharti Televentures Ltd., expires 5/13/10 (exercise price: $0.000001)(b)(d)	48,034	1,140,313
Citigroup Global M CWT, expires 1/20/10 (exercise price: $0.00001)(b)(d)	106,240	2,394,649
Citigroup, expires 1/19/09 (exercise price: $0.00001)(b)(d)(e)	24,695	1,433,792
CLSA Financial Products Ltd., expires 5/13/10 (exercise price: $0.000001)(b)(d)	5,024	148,051
CLSA Financial Products Ltd., expires 5/17/10 (exercise price: $0.000001)(b)(d)	4,075	293,206
CLSA Financial Products Ltd., expires 6/28/10 (exercise price: $0.000001)(b)(d)	6,618	121,863
State Bank of India, expires 5/13/10, (exercise price: $0.000001)(b)(d)	39,587	2,303,096

		7,834,970

Luxembourg — 0.2%
ABN Amro Bank NV, expires 6/30/09 (exercise price: $.00001)(b)(d)	3,313	99,060
Canara Bank, expires 1/19/09, (exercise price: $0.00001)(b)(d)	89,295	601,848
Citigroup — Cw10 Suzlon Energy, expires 1/20/10 (exercise price: $0.00001)(b)(d)	3,302	155,128
Citigroup Global Markets, expires 1/19/09 (exercise price: $.00001)(b)(d)	7,502	217,858
Deutsche Bank AG London, expires 08/19/08 (exercise price: 0.000001)(b)(c)	60,643	387,315
Deutsche Bank AG London, expires 1/19/17 (exercise price: $0.000001)(b)(c)	95,010	178,505
Deutsche Bank AG London, expires 1/24/17 (exercise price: $0.000001)(b)(c)	26,353	71,572

		1,711,286

TOTAL WARRANTS
(Cost $5,398,294)		9,890,258

	Par (000)	Value

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 7.4%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes 1J and 4 in Notes to Financial Statements.)	$56,253	$56,252,715

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $56,252,715)		56,252,715

REPURCHASE AGREEMENTS — 1.5%
Bank of America Securities, LLC
(Agreement dated 11/30/07 to be repurchased at $3,636,909 collateralized by $3,345,000 (Value $3,720,591) U.S. STRIPS, 1.875%, due 7/15/15) 3.00%, 12/3/07	3,636	3,636,000
Wachovia Securities
(Agreement dated 11/30/07 to be repurchased at $7,572,012 collateralized by $7,507,000 (Value $7,715,274) U.S. Treasury Notes, 4.25%, 11/15/14) 3.19%, 12/3/07	7,570	7,570,000

TOTAL REPURCHASE AGREEMENTS
(Cost $11,206,000)		11,206,000

TOTAL INVESTMENT IN SECURITIES — 107.4%
(Cost $624,951,044)(f)		818,158,330
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.4)%		(56,171,003)

NET ASSETS — 100.0%		$761,987,327

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(b)	Non-income producing security.
(c)	Illiquid restricted security. These securities represent 0.34% of net assets at November 30, 2007. (See Note 9 in Notes to Financial Statements.)
(d)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, or otherwise restricted as to resale. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Advisor, using procedures approved by the Board of Directors, has deemed the security to be liquid.

(e)	Security for which market quotations were not readily available. Security was priced in accordance with procedures adopted by the Fund’s Board of Directors.
(f)	Aggregate cost for Federal income tax purposes is $628,178,768. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$212,580,893
Excess of tax cost over value	$(22,601,331)

Amounts designated as “—” are either $0 or round to $0.

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS — 100.3%
Diversified — 5.5%
Eastgroup Properties, Inc.	43,190	$1,992,355
Vornado Realty Trust(a)	84,020	7,561,800

		9,554,155

Financial Services — 0.9%
Fidelity National Financial, Inc., CL A(a)	102,150	1,595,583

Health Care — 6.4%
HCP, Inc.	84,550	2,828,198
Medical Properties Trust, Inc.(a)	89,836	1,007,960
Nationwide Health Properties, Inc.(a)	57,750	1,806,420
OMEGA Healthcare Investors, Inc.	122,255	1,976,863
Ventas, Inc.(a)	82,520	3,597,872

		11,217,313

Hotel — 9.0%
Hersha Hospitality Trust	77,620	790,172
Hospitality Properties Trust(a)	45,980	1,680,109
Host Marriott Corp.(a)	285,123	5,471,510
LaSalle Hotel Properties(a)	57,880	2,153,136
Starwood Hotels & Resorts Worldwide, Inc.	72,660	3,900,389
Strategic Hotels & Resorts, Inc.(a)	41,620	762,062
Sunstone Hotel Investors, Inc.(a)	37,240	863,968

		15,621,346

Mortgage — 2.3%
Anthracite Capital, Inc.(a)	111,290	850,256
Gramercy Capital Corp.(a)	95,630	2,274,081
Newcastle Investment Corp.(a)	71,550	930,865

		4,055,202

Office Properties — 20.3%
Alexandria Real Estate Equities, Inc.(a)	57,160	5,614,827
BioMed Realty Trust, Inc.	68,152	1,538,872
Boston Properties, Inc.(a)	70,170	6,906,132
Brookfield Properties Corp.	106,900	2,298,350
Corporate Office Properties Trust, Inc.(a)	99,050	3,577,686
Digital Reality Trust, Inc.	83,850	3,199,716
Douglas Emmett, Inc.	40,800	979,608
Kilroy Realty Corp.	29,670	1,658,256
Mack-Cali Realty Corp.	37,170	1,326,597
SL Green Realty Corp.(a)	78,991	8,207,165

		35,307,209

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS — Continued
Residential — 9.5%
American Campus Communities, Inc.	68,330	$1,767,014
AvalonBay Communities, Inc.(a)	29,164	2,900,068
Camden Property Trust	29,070	1,529,373
Equity Residential Property(a)	129,650	4,824,277
Essex Property Trust, Inc.	24,430	2,534,368
Mid-America Apartment Communities, Inc.	18,480	892,399
UDR, Inc.(a)	96,640	2,128,979

		16,576,478

Retail — 33.2%
Developers Diversified Realty Corp.(a)	116,390	5,168,880
Entertainment Properties Trust(a)	36,780	1,960,006
Federal Realty Investment Trust	39,540	3,289,333
General Growth Properties, Inc.(a)	155,940	7,241,854
Kimco Realty Corp.(a)	182,210	7,195,473
Macerich Co.(a)	92,300	7,167,095
Pennsylvania Real Estate Investment Trust	36,210	1,250,331
Regency Centers Corp.	87,370	5,804,863
Simon Property Group, Inc.(a)	137,280	13,515,216
Tanger Factory Outlet Centers, Inc.(a)	29,980	1,262,458
Taubman Centers, Inc.	48,970	2,621,364
Weingarten Realty Investors(a)	38,670	1,378,585

		57,855,458

Storage — 5.0%
Public Storage, Inc.(a)	87,310	6,752,555
Sovran Self Storage, Inc.(a)	26,700	1,167,057
U-STORE-IT Trust(a)	84,090	845,105

		8,764,717

Timber/Forest Products — 0.7%
Weyerhaeuser Co.	17,100	1,251,378

Warehouse/Industrial — 7.5%
AMB Property Corp.(a)	46,950	2,871,462
First Potomac Realty Trust	51,890	978,645
Prologis Trust(a)	141,560	9,260,854

		13,110,961

TOTAL REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS
(Cost $110,573,312)		174,909,800

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Par (000)	Value

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 39.6%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes 1J and 4 in Notes to Financial Statements.)	$69,188	$69,188,330

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $69,188,330)		69,188,330

TOTAL INVESTMENT IN SECURITIES — 139.9%
(Cost $179,761,642)(b)		244,098,130
LIABILITIES IN EXCESS OF OTHER ASSETS — (39.9)%		(69,671,277)

NET ASSETS — 100.0%		$174,426,853

(a)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(b)	Aggregate cost for Federal income tax purposes is $179,169,938. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$70,975,753
Excess of tax cost over value	$(6,047,561)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — 30.0%
Fannie Mae — 9.5%
Mortgage Backed Securities
5.50%, 10/1/17	$778	$790,523
4.84%, 1/1/36	1,420	1,443,217
Notes
6.63%, 9/15/09	1,000	1,050,065
6.00%, 5/15/11	2,000	2,145,560
5.00%, 10/15/11	3,000	3,123,018
4.38%, 9/15/12	1,500	1,527,060

		10,079,443

Federal Home Loan Bank — 5.6%
Notes
5.25%, 9/11/09	3,250	3,335,702
5.25%, 6/11/10	2,500	2,593,350

		5,929,052

Freddie Mac — 14.8%
Mortgage Backed Securities
5.50%, 3/1/22	3,160	3,194,843
5.50%, 4/1/22	4,261	4,308,865
5.29%, 2/1/36	1,950	1,949,307
5.07%, 3/1/36	2,598	2,594,045
Notes
4.13%, 10/18/10(a)	3,700	3,743,142

		15,790,202

Government National Mortgage Association — 0.1%
Mortgage Backed Securities,
4.50%, 11/15/17	104	102,527

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $31,242,345)		31,901,224

CORPORATE BONDS — 42.3%
Auto — 1.2%
Ford Motor Credit,
7.38%, 10/28/09	625	592,003
General Motors Acceptance Corp.,
6.00%, 12/15/11	825	701,613

		1,293,616

Banking & Financial Services — 20.6%
American Express Credit,
3.00%, 5/16/08	1,500	1,486,860
Bank Of America,
4.25%, 10/1/10	1,000	997,713
Bank of America Corp.,
3.25%, 8/15/08	1,500	1,487,768
Bear Stearns,
3.25%, 3/25/09	1,500	1,441,316

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES —Continued
Banking & Financial Services — Continued
Charter One Bank,
5.50%, 4/26/11	$1,800	$1,863,805
Citigroup, Inc.,
5.10%, 9/29/11	2,525	2,529,999
Countrywide Home Loan,
5.63%, 7/15/09	640	500,179
General Electric Capital Corp.,
5.88%, 2/15/12	2,500	2,624,450
Goldman Sachs Group Inc.,
6.88%, 1/15/11	1,500	1,594,380
J.P. Morgan Chase & Co.,
6.00%, 2/15/09	1,500	1,515,288
Merrill Lynch & Co.,
4.13%, 1/15/09	850	837,310
5.90% , 6/5/12(b)	1,650	1,555,174
Morgan Stanley,
3.88%, 1/15/09	1,000	983,620
Residential Capital Corp.,
6.13%, 11/21/08(a)	930	730,050
Wachovia Corp.,
3.50%, 8/15/08	1,800	1,774,805

		21,922,717

Beverages — 2.6%
Constellation Brands Inc,
8.00%, 2/15/08	750	753,750
Pepsico Inc.
5.15%, 5/15/12	1,000	1,029,340
4.65%, 2/15/13	950	949,569

		2,732,659

Building — Residential & Commercial — 0.6%
D.R. Horton, Inc., 8.00%, 2/1/09	650	624,351

Computers — 4.3%
Hewlett-Packard Co.,
5.25%, 3/1/12(a)	1,925	1,984,887
IBM,
4.38%, 6/1/09	2,600	2,631,408

		4,616,295

Financial Services — 0.6%
SLM Corp.,
4.00%, 1/15/09	675	651,702

Hotel — 1.4%
MGM Mirage, Inc., 8.50%, 9/15/10	750	781,875

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Continued

November 30, 2007

(Unaudited)

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — Continued
Hotel — Continued
Park Place Entertainment Corp., 8.88%, 9/15/08	$650	$664,625

		1,446,500

Machinery & Equipment — 1.2%
Caterpillar Financial Services Corp., 4.70%, 3/15/12	1,300	1,300,017

Manufacturing — 0.3%
3M Employee Stock Ownership, 5.62%, 7/15/09(c)	337	344,118

Oil & Exploration — 0.5%
Tesoro Petroleum Corp., 6.25%, 11/1/12	500	501,875

Oil & Gas — 1.2%
Atlantic Richfield Co., 5.90%, 4/15/09	1,300	1,330,433

Pharmaceuticals — 3.5%
Bristol-Myer Squibb, 4.00%, 8/15/08	2,000	1,979,520
Pfizer Inc., 3.30%, 3/2/09	1,750	1,734,623

		3,714,143

Retail — 2.1%
Target Corp., 3.38%, 3/1/08	2,250	2,238,772

Telecommunications — 0.7%
SBC Communications, 5.30%, 11/15/10	750	769,703

Utilities — Electrical & Electronic — 1.5%
Public Service Co. of Colorado, 4.38%, 10/1/08	1,600	1,591,504

TOTAL CORPORATE BONDS
(Cost $45,304,004)		45,078,405

ASSET BACKED SECURITIES — 7.1%
AEP Texas Central Transition Funding, 4.98%, 1/1/10	2,206	2,216,139
John Deere Owner Trust, 5.04%, 7/15/11	2,500	2,516,668
USAA Auto Owner Trust, 4.98%, 10/15/12	1,400	1,409,982
Wachovia Auto Owner Trust, 5.35%, 2/22/11	1,412	1,417,516

TOTAL ASSET BACKED SECURITIES
(Cost $7,518,265)		7,560,305

	Shares/ Par (000)	Value

COMMERCIAL MORTGAGE BACKED SECURITIES — 3.3%
Commercial Mortgage 2006-C8 A2B, 5.25%, 12/10/46	$1,500	$1,512,375
Commercial Mortgage 2007-CD4 A2B, 5.21%, 12/11/49	2,000	2,010,180

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $3,517,371)		3,522,555

FOREIGN BONDS — 9.1%
Corporate Bonds — 7.9%
ConocoPhillips Canada, 5.30%, 4/15/12	2,200	2,267,540
Eksportfinans, 5.13%, 10/26/11	1,200	1,243,344
European Investment Bank, 4.63%, 3/21/12	1,000	1,033,556
HSBC Holding, PLC., 7.50%, 7/15/09	1,500	1,560,314
Hutchison Whampoa International, 5.45%, 11/24/10(c)	1,500	1,533,570
Royal Caribbean Cruises, 8.75%, 2/2/11	725	778,871

		8,417,195

Healthcare-Products — 0.8%
Covidien International, 5.45%, 10/15/12	875	903,551

Sovereign — 0.4%
Brazil de Republic, 9.25%, 10/22/10(a)	350	391,475

TOTAL FOREIGN BONDS
(Cost $9,469,221)		9,712,221

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 4.4%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes 1J and 4 in Notes to Financial Statements.)	4,623	4,622,632

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $4,622,632)		4,622,632

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Shares/ Par (000)	Value

U.S. TREASURY OBLIGATIONS — 7.0%
U.S. Treasury Notes — 7.0%
Notes
4.88%, 8/31/08	$4,250	$4,296,835
5.00%, 2/15/11	1,500	1,588,008
5.00%, 8/15/11	1,500	1,593,282

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $7,309,223)		7,478,125

MONEY MARKET FUND — 1.6%
Victory Institutional Money Market Fund, Investor Shares	1,744,625	1,744,625

TOTAL MONEY MARKET FUND
(Cost $1,744,625)		1,744,625

TOTAL INVESTMENT IN SECURITIES — 104.8%
(Cost $110,727,686)(d)		111,620,092

LIABILITIES IN EXCESS OF OTHER ASSETS — (4.8)%		(5,116,044)

NET ASSETS — 100.0%		$106,504,048

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(b)	Variable or floating rate security. Rate disclosed is as of November 30, 2007.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. The Advisor, using procedures adopted by the Board of Directors, has deemed these securities to be liquid.

(d)	Aggregate cost for Federal income tax purposes is $110,773,917. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,462,188
Excess of tax cost over value	$(616,013)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — 52.4%
Fannie Mae — 23.5%
Mortgage Backed Securities
7.00%, 4/1/11	$6	$5,969
5.50%, 10/1/18	1,506	1,528,615
5.00%, 10/1/19	1,453	1,455,595
7.50%, 8/1/26	6	6,371
7.00%, 4/1/27	11	11,477
8.00%, 8/1/27	54	58,430
8.00%, 9/1/27	4	4,448
7.00%, 10/1/27	4	3,994
7.50%, 10/1/27	47	49,799
8.00%, 10/1/27	2	2,581
7.00%, 11/1/27	25	26,366
7.00%, 3/1/29	46	48,418
7.50%, 4/1/30	2	2,335
7.50%, 8/1/30	4	4,361
7.50%, 1/1/31	2	2,182
7.50%, 4/1/31	4	3,928
7.50%, 4/1/31	0	498
7.50%, 7/1/31	17	18,077
7.50%, 8/1/31	21	22,481
6.50%, 10/1/32	715	739,008
5.50%, 1/1/34	2,180	2,189,479
5.50%, 4/1/34	2,898	2,910,361
5.00%, 11/1/35	6,075	5,955,496
4.84%, 1/1/36	1,529	1,554,234
5.50%, 4/1/37	7,254	7,267,129
Notes
3.88%, 2/15/10(b)	6,075	6,104,221
4.38%, 9/15/12	1,000	1,018,040
4.63%, 5/1/13	1,600	1,641,504
4.63%, 10/15/13	2,075	2,127,933

		34,763,330

Freddie Mac — 28.4%
Mortgage Backed Securities
5.50%, 10/1/18	1,732	1,756,787
4.50%, 11/1/18	2,293	2,261,630
5.00%, 11/1/18	2,090	2,094,754
5.00%, 1/1/19	1,946	1,950,257
5.00%, 3/1/19	2,462	2,467,145
5.50%, 7/1/20	1,748	1,768,129
5.00%, 12/1/20	1,552	1,551,700
5.50%, 3/1/22	2,708	2,738,437
7.50%, 7/1/26	7	7,622
8.00%, 10/1/29	6	6,366
7.50%, 9/1/30	4	4,151
8.00%, 9/1/30	1	1,297
8.00%, 12/1/30	1	590
8.00%, 5/1/31	4	4,309
6.00%, 12/1/33	1,817	1,849,192

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — Continued
Freddie Mac — Continued
5.00%, 10/1/34	$2,160	$2,124,047
5.50%, 1/1/35	1,900	1,903,878
6.00%, 12/1/35	2,973	3,020,140
5.29%, 2/1/36	2,011	2,010,864
5.07%, 3/1/36	3,013	3,008,221
6.00%, 4/1/37	5,262	5,343,290
Notes
5.88%, 3/21/11	2,000	2,132,600
4.38%, 7/17/15	4,000	3,999,720

		42,005,126

Government National Mortgage Association — 0.5%
Mortgage Backed Securities
7.00%, 2/15/12	12	12,232
9.00%, 5/15/16	0	513
9.00%, 11/15/16	16	17,385
7.00%, 2/15/17	142	147,293
8.00%, 5/15/17	3	3,224
8.00%, 5/15/17	2	2,614
10.00%, 5/15/19	3	3,245
9.00%, 11/15/19	6	6,695
9.00%, 6/15/21	49	52,840
9.00%, 8/15/21	10	10,716
9.00%, 9/15/21	14	14,757
9.00%, 9/15/21	7	7,159
9.00%, 9/15/21	2	2,136
9.00%, 9/15/21	1	971
8.00%, 2/15/23	55	59,241
7.00%, 5/20/24	6	6,249
7.00%, 10/15/25	7	7,009
6.50%, 2/15/26	7	7,131
7.00%, 2/15/26	78	83,046
6.50%, 3/15/26	6	6,206
7.00%, 1/15/27	7	7,671
7.00%, 2/15/27	47	50,063
8.50%, 8/15/27	17	18,565
7.00%, 9/15/27	9	9,112
8.00%, 9/15/27	8	8,691
7.00%, 10/15/27	44	46,515
7.00%, 10/15/27	8	8,272
7.00%, 10/15/27	3	2,959
7.00%, 11/15/27	56	59,157
7.00%, 12/15/27	5	4,797
7.00%, 4/15/28	2	1,924
6.50%, 7/15/28	47	49,141
7.50%, 10/15/29	26	27,995
7.50%, 1/15/32	18	19,586

		765,110

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $76,567,635)		77,533,566

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments — Continued

November 30, 2007

(Unaudited)

	Par (000)	Value

CORPORATE BONDS — 28.4%
Advertising — 0.9%
Omnicom Group, Inc., 5.90%, 4/15/16	$1,350	$1,377,089

Auto — 1.0%
Ford Motor Credit, 7.38%, 10/28/09	760	719,876
General Motors Acceptance Corp., 6.00%, 12/15/11	860	731,378

		1,451,254

Banking & Financial Services — 12.6%
Bank of America, 5.75%, 12/1/17	1,100	1,099,978
Bear Stearns Co., Inc., 5.19%, 1/31/11(a)	2,250	2,167,268
Charter One Bank, 5.50%, 4/26/11	1,450	1,501,398
Citigroup, Inc.,
5.10%, 9/29/11	1,500	1,502,970
6.13%, 11/21/17	640	659,814
Countrywide Home Loan, 5.63%, 7/15/09	800	625,224
Credit Suisse USA, Inc., 5.25%, 3/2/11	1,425	1,457,191
General Electric Capital Corp.
5.50%, 4/28/11	785	813,659
6.75%, 3/15/32(b)	1,300	1,492,231
Goldman Sachs Group, Inc., 5.75%, 1/12/15(a)	2,150	2,067,975
J.P. Morgan Chase & Co., 6.00%, 2/15/09	1,475	1,490,033
Merrill Lynch & Co.,
6.00%, 2/17/09	1,825	1,822,580
6.40%, 8/28/17	700	710,927
Morgan Stanley, 4.75%, 4/1/14	1,325	1,265,004

		18,676,252

Beverages — 1.0%
Coca-Cola Co., 5.35%, 11/15/17	1,400	1,428,574

Building — Residential & Commercial — 0.4%
D.R. Horton, Inc., 8.00%, 2/1/09	675	648,365

Computers — 0.6%
IBM, 4.38%, 6/1/09	800	809,664

Diversified Manufacturing — 2.0%
Freeport McMoran C & G, 8.25%, 4/1/15	760	813,200

	Par (000)	Value

CORPORATE BONDS — Continued
Diversified Manufacturing — Continued
General Electric Co., 5.00%, 2/1/13	$1,400	$1,420,231
Steel Dynamics, Inc., 6.75%, 4/1/15(c)	750	720,000

		2,953,431

Financial Services — 1.3%
First Data Corp., 9.88%, 9/24/15(c)	775	721,719
SLM Corp., 4.00%, 1/15/09	1,175	1,134,445

		1,856,164

Food — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17(c)	750	701,250

Food Service — 0.8%
Yum! Brands Inc., 6.25%, 3/15/18	1,085	1,093,571

Health Care — 1.6%
HCA, Inc., 9.13%, 11/15/14	785	808,550
Johnson & Johnson, 5.95%, 8/15/37	1,475	1,597,676

		2,406,226

Hotel — 1.0%
MGM Mirage, Inc., 8.50%, 9/15/10	725	755,812
Park Place Entertainment Corp., 8.88%, 9/15/08	700	715,750

		1,471,562

Oil & Exploration — 0.5%
Tesoro Petroleum Corp., 6.25%, 11/1/12	770	772,888

Technology — 1.0%
United Technologies Corp., 4.38%, 5/1/10	1,500	1,505,490

Telecommunications — 2.8%
SBC Communications, 5.30%, 11/15/10	1,875	1,924,256
Time Warner, Inc., 5.88%, 11/15/16	800	784,840
Verizon New Jersey, Inc., 5.88%, 1/17/12	1,400	1,445,514

		4,154,610

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Par (000)	Value

CORPORATE BONDS — Continued
Utilities — Electrical & Electronic — 0.4%
Public Service Co. of Colorado, 4.38%, 10/1/08	$650	$646,549

TOTAL CORPORATE BONDS
(Cost $41,800,760)		41,952,939

FOREIGN BONDS — 5.2%
Corporate Bonds — 3.0%
Cia Brasileira de Bebida, 8.75%, 9/15/13	725	826,500
Hutchison Whampoa International, 5.45%, 11/24/10(c)	900	920,142
Petrobas International Financial Co., 6.13%, 10/6/16	900	938,250
Royal Caribbean Cruises, 8.75%, 2/2/11	775	832,586
Vale Overseas Limited, 6.25%, 1/23/17	925	944,453

		4,461,931

Medical — 1.6%
Astrazeneca PLC, 6.45%, 9/15/37	1,525	1,657,019
Covidien International, 6.00%, 10/15/17(c)	750	781,493

		2,438,512

Sovereign — 0.6%
Brazil de Republic, 9.25%, 10/22/10(b)	725	810,912

TOTAL FOREIGN BONDS
(Cost $7,380,897)		7,711,355

COMMERCIAL MORTGAGE BACKED SECURITIES — 6.2%
Bear Stearns Commercial Mortgage Securities, 5.71%, 6/11/40(a)(c)	760	470,128
Citigroup Commercial Mortgage Securities, 5.61%, 10/15/48	1,725	1,759,276
Commercial Mortgage 2006-C8 A2B, 5.25%, 12/10/46	1,750	1,764,438
Commercial Mortgage 2007-CD4 ASB, 5.28%, 12/11/49	3,085	3,084,938
J.P. Morgan Chase Commercial Mortgage Securities(a)(c)
5.94% , 2/12/49	750	437,370
6.01% , 6/15/49	780	455,458
LB-UBS Commercial Mortgage Securities, 5.34%, 9/15/39	1,250	1,259,300

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $9,867,891)		9,230,908

	Shares/ Par (000)	Value

U.S. TREASURY NOTES — 7.0%
Notes,
6.75%, 8/15/26	$700	$903,112
4.38%, 12/15/10(b)	1,500	1,555,320
4.88%, 8/31/08	4,000	4,044,080
STRIPS, 0.00%, 11/15/13	4,800	3,877,344

TOTAL U.S. TREASURY NOTES
(Cost $9,940,522)		10,379,856

MONEY MARKET FUND — 0.5%
Victory Institutional Money Market Fund, Investor Shares	669,363	669,363

TOTAL MONEY MARKET FUND
(Cost $669,363)		669,363

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 5.8%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes 1J and 4 in Notes to Financial Statements.)	8,579	8,579,027

TOTAL INVESTMENT IN SECURITIES — 105.5%
(Cost $154,806,095)(d)		156,057,014
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.5)%		(8,073,956)

NET ASSETS — 100.0%		$147,983,058

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2007.
(b)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(c)

Security exempt from registration under Rule 144a or Section 4(2) of the Securities Act of 1933, as amended, or otherwise restricted as to resale. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Advisor, using procedures approved by the Board of Directors, has deemed the security to be liquid.

(d)	Aggregate cost for Federal income tax purposes is $154,951,190. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$2,564,833
Excess of tax cost over value	$(1,459,009)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 98.5%
District of Columbia — 3.0%
Washington D.C., Metro Area, Transit Authority, RB, Refunding, INS: MBIA, 5.00%, 1/1/12	$500	$530,560
Washington D.C., Metropolitan Transit Authority, Gross Revenue INS: MBIA, 5.00%, 7/1/10	300	312,396
Washington D.C., Metropolitan Transit Authority, RB, INS: FGIC, 6.00%, 7/1/09	600	624,978

		1,467,934

Maryland — 91.2%
Annapolis, GO, CPI, 5.00%, 11/1/16	440	449,922
Anne Arundel County Spl Obligation, 7.38%, 7/1/28	800	894,024
Anne Arundel County, GO, 5.00%, 3/1/16	750	803,010
Anne Arundel County, GO, Prerefunded 3/1/12 @ 100, 5.25%, 3/1/18	1,000	1,076,500
Baltimore City, Construction, Public Improvements, GO, INS: AMBAC, 5.00%, 10/15/19	715	768,275
Baltimore City, GO, INS: MBIA, 7.00%, 10/15/10	450	495,986
Baltimore City, RB, Waste Water Project, INS: FGIC, 5.00%, 7/1/22	1,000	1,097,980
Baltimore City, RB, Waste Water Project, INS: MBIA, Prerefunded 7/1/15 @ 100, 5.00%, 7/1/21	1,000	1,098,300
Baltimore County, GO,
5.00%, 8/1/11	750	796,192
5.13%, 8/1/12	500	510,875
Baltimore County, RB, Catholic Health, 5.00%, 9/1/21	500	522,645
Baltimore, MD 3.55%, 1/7/08	500	500,000
Charles County, GO, 5.00%, 3/1/12	1,000	1,066,690
Frederick County, GO, Public Facilities, 5.00%, 8/1/17	1,730	1,884,679
Harford County, GO, 5.00%, 7/15/20	600	643,488

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Harford County, GO, CPI, UT, 5.00%, 12/1/14	$125	$127,650
Maryland Environmental Services-Cecil County, RB, Landfill Project,
5.13%, 9/1/10	180	186,755
5.30%, 9/1/12	250	261,973
Maryland State And Local Facilities, 5.00%, 8/1/16	2,000	2,148,380
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Infrastructure, INS: MBIA,
3.70%, 9/1/09	1,000	1,006,330
5.13%, 6/1/17	325	330,652
5.15%, 6/1/22	390	396,353
Maryland State Economic Development Corp., RB, VRDB, U.S. Pharmacopeial INS: AMBAC, SPA: Bank of America, 3.67%, 7/1/34(a)	300	300,000
Maryland State Economic Development Corporation, 3.60%, 2/1/34(a)	500	500,000
Maryland State Economic Development, RB, Corporate Lease, Maryland Department of Transportation Headquarters, 5.00%, 6/1/15	450	479,547
Maryland State Economic Development, RB, Infrastructure, University of Maryland-College Park Project, INS: AMBAC, 5.38%, 7/1/14	490	522,281
Maryland State Health & Higher Education, RB, Peninsula Medical Center, 5.00%, 7/1/19	500	523,760
Maryland State Health & Higher Educational Facilities Authority, College of Notre Dame, INS: MBIA, 5.30%, 10/1/18	460	518,990
Maryland State Health & Higher Educational Facilities Authority, Johns Hopkins University, RB, Prerefunded 7/1/09 @ 101, 6.00%, 7/1/39	500	526,120
Maryland State Health & Higher Educational Facilities Authority, Johns Hopkins University, RB, Refunding, 5.63%, 7/1/17	500	510,700

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Continued

November 30, 2007

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State Health & Higher Educational Facilities Authority, RB, Board of Child Care,
5.50%, 7/1/13	$1,650	$1,771,671
5.38%, 7/1/32	500	515,590
Maryland State Health & Higher Educational Facilities Authority, RB, Carroll Hospital Center, 5.00%, 7/1/36	1,000	942,050
Maryland State Health & Higher Educational Facilities Authority, RB, Goucher College, 5.38%, 7/1/25	500	523,475
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins Hospital, 5.13%, 7/1/20	500	513,950
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins University, 5.13%, 7/1/11	600	618,090
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins University,
5.25%, 7/1/16	750	771,923
5.25%, 7/1/17	500	514,530
Maryland State Health & Higher Educational Facilities Authority, Suburban Hospital, RB, 5.50%, 7/1/16	750	807,697
Maryland State Health & Higher Educational Facilities Authority, University of MD Med System, 4.50%, 7/1/26	200	192,674
Maryland State Health & Higher Educational Facilities Authority, Western MD Health System, INS: MBIA, FHA, 5.00%, 7/1/21	750	797,235
Maryland State Industrial Development, RB, IDA, American Center for Physics, SPA: American Institute of Physics, 5.25%, 12/15/14	500	533,180
Maryland State Industrial Development, RB, National Aquarium Baltimore, 5.50%, 11/1/17	750	802,387
Maryland Transportation Authority, 5.00%, 7/1/20	1,000	1,083,820

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Montgomery County Revenue Authority, RB, Olney Indoor Swim Project, 5.25%, 10/1/12	$170	$170,139
Montgomery County, GO, VRDB, SPA: Dexia Credit Local, 3.59%, 6/1/26(a)	400	400,000
Montgomery County, RB, Economic Development Revenue, Trinity Health Care Group, 5.50%, 12/1/16	930	987,297
Montgomery County, RB, Housing Opportunity Community Housing, Multi-Family, Avalon Knoll, FNMA, 5.70%, 7/1/10	150	151,727
New Baltimore School Board, RB, 5.13%, 11/1/14	455	476,653
Prince Georges County (MD), 5.00%, 10/1/23	1,685	1,829,944
Prince Georges County IDA, RB, Upper Marlboro Justice, INS: MBIA
5.00%, 6/30/17	500	531,655
5.00%, 6/30/19	710	751,656
Prince Georges County, RB, IDA, Hyattsville District Court Facility, 6.00%, 7/1/09	675	675,763
Queen Anne’s County, GO, INS: FGIC, 5.00%, 11/15/10	400	419,728
Saint Mary’s County, GO, Refunding, St. Mary’s Hospital, 5.00%, 10/1/09	880	905,731
St. Mary’s College, RB, INS: AMBAC, 5.00%, 9/1/22	995	1,058,561
Talbot County, GO, 5.00%, 3/15/12	480	511,296
Washington County, GO, INS: FGIC, 5.00%, 1/1/16	675	692,557
Washington County, GO, INS: FGIC, Prerefunded 1/1/10 @ 101, 5.50%, 1/1/20	300	316,530
Washington Suburban Sanitary District, GO,
5.00%, 6/1/19	680	733,210
5.00%, 6/1/20	1,000	1,074,200
Washington Suburban Sanitary District, GO, General Construction, Prerefunded 6/1/10 @ 100, 5.25%, 6/1/24	440	461,415

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Westminster Educational Facilities Revenue, RB, McDaniel College,
5.00%, 11/1/21	$160	$165,691
5.00%, 11/1/23	240	246,058
Wicomico County, GO, INS: FGIC, 5.00%, 2/1/15	755	764,226

		44,660,366

Puerto Rico — 4.3%
Puerto Rico Commonwealth, Public Improvements, GO, INS: MBIA, 5.25%, 7/1/21	1,000	1,066,820
Puerto Rico Electric Power Authority, Power, RB, INS: MBIA, 5.00%, 7/1/19	1,000	1,061,390

		2,128,210

TOTAL MUNICIPAL BONDS
(Cost $47,394,098)		48,256,510

	Shares	Value

MONEY MARKET FUND — 0.1%
Goldman Sachs Financial Square Tax-Free Money Market Fund, Institutional Shares	55,850	$55,850
TOTAL MONEY MARKET FUND
(Cost $55,850)		55,850

TOTAL INVESTMENT IN SECURITIES — 98.6%
(Cost $47,449,948)(b)		48,312,360
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.4%		674,293

NET ASSETS — 100.0%		$48,986,653

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2007.
(b)	Aggregate cost for Federal income tax purposes is $47,449,948. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,040,640
Excess of tax cost over value	$(178,228)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 98.8%
Alaska — 2.1%
Valdez Alaska Marine Terminal, 3.63%, 7/1/37(a)	$1,200	$1,200,000

Arizona — 4.5%
Arizona School Facilities Board, RB, Prerefunded 7/1/11 @ 100, 5.50%, 7/1/12	1,395	1,500,504
University of Arizona, RB, INS: FSA, 5.25%, 6/1/09	1,050	1,080,586

		2,581,090

California — 4.1%
California State, 5.00%, 3/1/12	2,200	2,328,832

Colorado — 3.8%
Colorado Educational & Cultural Facilities Authority Rev, 3.60%, 2/1/35(a)	1,100	1,100,000
Regional Transportation District, RB, Sales Tax Revenue, INS: AMBAC, 5.25%, 11/1/11	1,000	1,070,880

		2,170,880

Florida — 12.5%
Brevard County, Health Facilities Authority, INS: MBIA, 5.63%, 10/1/14	2,550	2,552,856
Canaveral Port Authority, RB, INS: FGIC, 5.70%, 6/1/13	280	283,072
Florida State Division of Bond Finance Dept. General Services, RB, INS: FSA, 5.25%, 7/1/13	1,810	1,846,109
Highlands County Health, Prerefunded 11/15/11 @ 101, 6.00%, 11/15/31	1,300	1,438,190
St. Lucie County, RB, INS: MBIA, 5.50%, 4/1/10	1,000	1,025,800

		7,146,027

Hawaii — 2.5%
Hawaii St, 5.00%, 10/1/12	1,340	1,435,783

Illinois — 2.8%
Chicago Illinois Park District, INS: FGIC, Prerefunded 7/1/11 @ 100, 5.50%, 1/1/20	1,500	1,613,445

Maryland — 3.7%
Anne Arundel County, GO, 5.00%, 3/1/14	1,000	1,089,800

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Prince Georges County, GO, CPI, INS: FSA, 5.50%, 5/15/09	$1,000	$1,032,190

		2,121,990

Michigan — 7.0%
Detroit Michigan, 5.25%, 4/1/18	1,000	1,062,780
Michigan State Building Authority, RB, 5.25%, 10/15/13	1,030	1,062,157
Woodhaven Brownstown Michigan School District, Prerefunded 5/1/12 @ 100, 5.38%, 5/1/16	1,710	1,854,324

		3,979,261

Nevada — 2.0%
Nevada State Refunding-Series A, 5.00%, 7/1/13	1,080	1,106,212

New Jersey — 2.9%
New Jersey State Transportation, RB, ETM, INS: MBIA, 6.50%, 6/15/10	1,500	1,619,265

New York — 11.8%
New York City, GO
5.00%, 8/1/09	1,130	1,161,391
5.00%, 8/1/10	2,000	2,084,120
5.00%, 8/1/11	1,000	1,053,460
New York State Urban Development Corporation, 5.50%, 1/1/17	1,000	1,059,540
New York State Tobacco Settlement Financing Corporation, 5.50%, 6/1/16	1,300	1,353,573

		6,712,084

North Carolina — 2.3%
University of North Carolina, RB, 5.00%, 12/1/11	1,250	1,330,250

Pennsylvania — 10.6%
Allegheny County Higher Education Building Authority, RB, VRDB, Carnegie-Mellon University, SPA: Landesbank Hessen-Thueringen Girozentrale, 3.58%, 12/1/33(a)	500	500,000
Pennsylvania State Higher Education, RB, INS: MBIA, Prerefunded 6/1/10 @ 100, 5.50%, 6/1/18	1,430	1,508,078

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Pennsylvania — Continued
Pennsylvania State, GO, 5.00%, 7/1/14	$1,800	$1,962,774
University Of Pittsburgh Of The Commonwealth System of Higher Education, PA, 5.00%, 8/1/10	2,000	2,086,200

		6,057,052

Puerto Rico — 2.0%
Government Development Bank of Puerto Rico, 4.55%, 12/7/07	1,125	1,125,000

South Carolina — 7.9%
Lexington County South Carolina Health Services District Inc Hosp, 5.00%, 11/1/17	1,250	1,317,862
Richland County School District, GO, INS: FSA, 5.00%, 3/1/09	1,595	1,628,942
South Carolina Public Service Authority, RB, INS: FSA, 5.00%, 1/1/13	1,460	1,569,369

		4,516,173

Tennessee — 1.8%
Shelby County, GO, 5.00%, 4/1/09	1,000	1,022,030

Texas — 5.1%
Corpus Christi Texas Independent School District, 5.00%, 8/15/11	740	740,866
Houston Texas Tax & Revenue, 5.00%, 3/1/15	1,000	1,087,140
Texas Transportation Community St Hwy, 5.00%, 4/1/13	1,000	1,075,740

		2,903,746

	Shares/ Par (000)	Value

MUNICIPAL BONDS — Continued
Virginia — 7.6%
Northern Virginia Transportation District, RB, INS: FSA, 5.38%, 7/1/14	$1,000	$1,030,980
Tobacco Settlement Financing Corp VA, 5.63%, 6/1/37	1,000	1,133,290
Virginia State, GO, RB, 5.00%, 6/1/13	2,000	2,167,320

		4,331,590

Washington — 1.8%
Washington Health Care Facilities, 3.66%, 8/15/41(a)	1,000	1,000,000

TOTAL MUNICIPAL BONDS
(Cost $55,696,711)		56,300,710

MONEY MARKET FUND — 0.1%
Goldman Sachs Financial Square Tax-Free Money Market Fund, Institutional Shares	76,439	76,439

TOTAL MONEY MARKET FUND
(Cost $76,439)		76,439

TOTAL INVESTMENT IN SECURITIES — 98.9%
(Cost $55,773,150)(b)		56,377,149
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		617,171

NET ASSETS — 100.0%		$56,994,320

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2007.
(b)	Aggregate cost for Federal income tax purposes is $55,773,150. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$627,914
Excess of tax cost over value	$(23,915)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments

November 30, 2007

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 98.9%
Alabama — 1.3%
Auburn University, RB, General Fee Revenue, INS: MBIA, 5.50%, 6/1/13	$1,000	$1,068,880

Alaska — 3.6%
Alaska Housing Finance Corp., 5.00%, 12/1/18	2,085	2,275,048
Valdez Alaska Marine Terminal, 3.63%, 7/1/37(a)	600	600,000

		2,875,048

Arizona — 2.9%
Arizona Tourism & Sports Authority, 5.38%, 7/1/21	2,135	2,351,895

California — 10.9%
California Health Facilities Financing Authority, 4.95%, 7/1/26	1,800	1,902,186
California State
5.00%, 12/1/15	2,000	2,164,020
5.00%, 10/1/18	3,000	3,198,030
Glendale California Unified School District, 5.25%, 9/1/17	1,500	1,590,630

		8,854,866

Colorado — 1.3%
Adams State College, RB, INS: MBIA, 5.25%, 5/15/24	1,000	1,059,300

Florida — 5.4%
Fleming Island Plantation Community, 7.38%, 5/1/31	2,000	2,205,380
Lee County Transit Facilities Revenue, RB, INS: AMBAC, 5.50%, 10/1/14	1,000	1,072,770
Miami-Dade Ed Facilities Authority, RB, University of Miami, INS: AMBAC, Prerefunded 4/1/14 @ 100, 5.00%, 4/1/22	1,000	1,084,960

		4,363,110

Illinois — 4.7%
Chicago, GO, INS: AMBAC, 6.25%, 1/1/13	1,000	1,130,730
Illinois Educational Facilities Authority Student Housing, 6.00%, 5/1/22	1,000	1,117,610
Illinois State, INS: FSA, Prerefunded 5/1/12 @ 101, 5.50%, 4/1/16	1,450	1,561,693

		3,810,033

	Par (000)	Value

MUNICIPAL BONDS — Continued
Louisiana — 3.1%
Louisiana Public Facilities, RB, INS: FSA, 5.50%, 8/1/17	$2,365	$2,545,213

Maryland — 1.7%
Maryland State Health & Higher Education, RB, Peninsula Medical Center, 5.00%, 7/1/20	1,325	1,378,344

Massachusetts — 5.8%
Massachusetts Bay Transportation Authority, 5.50%, 3/1/13	3,000	3,298,320
Massachusetts Water Reservoir Authority, 5.00%, 8/1/24	1,410	1,432,334

		4,730,654

Michigan — 6.8%
Detroit Sewer Disposal, RB, INS: MBIA, 5.00%, 7/1/12	1,000	1,065,460
Michigan Building Authority, 5.13%, 10/15/20	1,000	1,046,390
Michigan State Board Authority, RB, Clean Water, 5.25%, 10/1/18	2,000	2,135,660
Southfield Library, RB, INS: MBIA, 5.00%, 5/1/17	1,135	1,222,157

		5,469,667

Missouri — 1.2%
Missouri Health & Educational Facilities, 3.65%, 9/1/30 (a)	1,000	1,000,000

New York — 7.9%
New York State Environmental Facility Corp. Station Clean Water & Drinking, 5.25%, 6/15/16	1,350	1,446,943
New York State Environmental Facility, RB, 6.00%, 6/15/18	1,775	1,844,740
New York State Tobacco Settlement Financing Corporation, 5.50%, 6/1/16	1,690	1,759,645
New York, New York, 5.00%, 8/1/11	1,250	1,316,825

		6,368,153

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2007

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
North Carolina — 4.0%
North Carolina Medical Care Commission Health System Revenue, GO, Mission Health Combined Group, 5.00%, 10/1/22	$1,000	$1,036,870
Orange County, North Carolina, GO, 5.25%, 4/1/16	2,000	2,214,720

		3,251,590

Oklahoma — 3.9%
Oklahoma City, GO, INS: FGIC, 5.00%, 3/1/14	2,980	3,155,731

Oregon — 2.5%
Oregon State Bond Bank, RB, INS: MBIA, 5.50%, 1/1/18	2,000	2,042,700

Pennsylvania — 13.3%
Allegheny County Sanitation Authority, RB, INS: MBIA, 5.75%, 12/1/13	1,150	1,236,584
Chester County, GO, 5.50%, 11/15/15	2,235	2,402,580
Mifflin County, Pennsylvania, Hospital Authority, INS: FGIC, Prerefunded 1/1/11 @ 101, 6.00%, 7/1/15	1,895	2,059,827
Pennsylvania Higher Education Facilities, 5.00%, 12/15/16	1,425	1,491,419
Philadelphia Hospitals & Higher Education Facilities, 5.50%, 5/1/15	1,350	1,461,038
University of Pittsburgh of The Commonwealth System of Higher Education, PA, 5.00%, 8/1/10	2,000	2,086,200

		10,737,648

Puerto Rico — 2.8%
Government Development Bank of Puerto Rico, 4.55%, 12/7/07	2,250	2,250,000

South Carolina — 6.8%
Columbia COPs, INS: AMBAC, 5.25%, 6/1/17	2,095	2,256,043
Lexington County, South Carolina, Health Services District, Inc., Prerefunded 5/1/14 @ 100,
5.00%, 11/1/18	1,000	1,046,900
5.50%, 5/1/32	2,000	2,220,420

		5,523,363

	Shares/ Par (000)	Value

MUNICIPAL BONDS — Continued
Texas — 4.7%
Austin Texas Independent School District, 5.00%, 8/1/16	$2,500	$2,734,850
Northside Texas Independent School District, Prerefunded 2/15/11 @ 100, 5.00%, 2/15/26	1,035	1,089,813

		3,824,663

Washington — 4.3%
Energy Northwest Washington Electric, 5.50%, 7/1/15	2,000	2,247,020
Washington Health Care Facilities, 3.66%, 8/15/41(a)	1,200	1,200,000

		3,447,020

TOTAL MUNICIPAL BONDS
(Cost $78,997,539)		80,107,878

MONEY MARKET FUND — 0.1%
Goldman Sachs Financial Square Tax-Free Money Market Fund, Institutional Shares	65,955	65,955

TOTAL MONEY MARKET FUND
(Cost $65,955)		65,955

TOTAL INVESTMENT IN SECURITIES — 99.0%
(Cost $79,063,494) (b)		80,173,833
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%		808,951

NET ASSETS — 100.0%		$80,982,784

(a)	Variable or floating rate security. Rate disclosed is as of November 30, 2007.
(b)	Aggregate cost for Federal income tax purposes is $79,063,494. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,183,358
Excess of tax cost over value	$(73,019)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INVESTMENT ABBREVIATIONS

ADR	American Depositary Receipt
AMBAC	American Municipal Bond Assurance Corporation
CL	Class
COP	Certificate of Participation
CPI	Consolidated Public Improvement
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
FSA	Federal Security Assurance
GDR	Global Depository Receipt
GO	General Obligation
GPI	General Public Improvement
IDA	Industrial Development Agency
INS	Insured
LIQ	Liquidity Facility
LLC	Limited Liability Company
LOC	Letter of Credit
MBIA	Municipal Bond Investor Assurance
PCRB	Pollution Control Revenue Bonds
PLC	Public Liability Company
RB	Revenue Bond
SPA	Standby Purchase Agreement
STRIPS	Separately Traded Registered Interest and Principal Securities
UT	Unlimited Tax
VRDB	Variable Rate Demand Bond

PNC Funds, Inc.

Statements of Assets and Liabilities

November 30, 2007

(Unaudited)

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
ASSETS
Investments in securities, at amortized cost*	$763,962,444	$897,384,356	$273,131,910
Repurchase agreements, at cost and value	105,000,000	269,000,000	—

Total Investments in Securities	868,962,444	1,166,384,356	273,131,910

Cash	—	—	2
Interest and dividends receivable	1,432,831	1,870,394	1,614,348
Prepaid expenses and other assets	58,442	25,036	18,008

Total Assets	870,453,717	1,168,279,786	274,764,268

LIABILITIES
Distributions payable	2,362,035	3,075,672	689,159
Payable for investments purchased	—	6,500,000	—
Payable for return of collateral received for securities on loan	28,357,707	119,564,299	—
Accrued expenses and other payables:
Investment advisory fees	149,062	175,546	43,497
Fund administration fees	84,194	94,231	28,152
Compliance fees	659	659	659
Distribution and service fees	74,837	781	1,842
Other	99,326	68,936	38,225

Total Liabilities	31,127,820	129,480,124	801,534

NET ASSETS	$839,325,897	$1,038,799,662	$273,962,734

REPRESENTED BY:
Capital	$839,322,325	$1,038,798,471	$274,032,006
Accumulated net realized gain (loss) from investments	3,572	1,191	(69,272)

NET ASSETS	$839,325,897	$1,038,799,662	$273,962,734

NET ASSETS
Institutional Shares	$652,776,497	$1,036,931,287	$269,331,912
Class A Shares	186,290,473	1,867,249	4,629,122
Class C Shares	258,927	1,126	1,700

Total	$839,325,897	$1,038,799,662	$273,962,734

SHARES OUTSTANDING (par value of $0.001 per share)
(20 billion shares authorized by PNC Funds, Inc.)
Institutional Shares	652,837,494	1,037,055,824	269,407,425
Class A Shares	186,289,810	1,867,239	4,632,123
Class C Shares	258,926	1,126	1,699

Total	839,386,230	1,038,924,189	274,041,247

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$1.00	$1.00	$1.00
Class A Shares	$1.00	$1.00	$1.00
Class C Shares	$1.00	$1.00	$1.00

*	Includes value of securities on loan of $27,793,961; $117,303,257; and $—.
Amounts designated as “—” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Assets and Liabilities

November 30, 2007

(Unaudited)

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
ASSETS
Investments in securities, at value (cost $381,570,111, $88,730,227, $41,913,454, $220,905,276, $613,745,044 and $179,761,642, respectively)*	$367,066,976	$80,459,742	$41,546,865	$251,178,211	$806,952,330	$244,098,130
Repurchase agreements, at cost and value	—	—	—	—	11,206,000	—

Total Investments in Securities	367,066,976	80,459,742	41,546,865	251,178,211	818,158,330	244,098,130

Cash	—	—	—	7,604	19,994	—
Foreign currency, at value (cost $—, $—, $—, $—, $951,531 and $—)	—	—	—	—	950,963	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	529,095	—
Unrealized appreciation on spot foreign currency exchange contracts	—	—	—	—	121,947	—
Interest and dividends receivable	630,749	185,114	27,123	143,628	1,451,181	163,964
Receivable for capital shares issued	1,125,595	488,844	10	2,008,900	5,217,813	25,872
Receivable for investments sold	8,500,937	1,545,476	1,858,788	3,610,662	3,846,296	1,190,469
Reclaims receivable	—	—	—	—	172,226	—
Prepaid expenses and other assets	34,107	13,462	11,779	17,369	56,693	16,939

Total Assets	377,358,364	82,692,638	43,444,565	256,966,374	830,524,538	245,495,374

LIABILITIES
Cash Overdraft (See Note 7 in Notes to Financial Statements)	487,723	537,043	1,130,641	—	—	542,265
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	372,839	—
Unrealized depreciation on spot foreign currency contracts	—	—	—	—	—	—
Payable for investments purchased	—	—	—	1,971,881	4,455,682	1,022,718
Payable for return of collateral received for securities on loan	79,890,292	12,207,231	6,213,753	73,126,929	56,252,715	69,188,330
Payable for capital shares redeemed	2,336,936	896,691	—	2,163,847	6,380,950	130,683
Accrued expenses and other payables:
Investment advisory fees	136,459	22,304	6,770	152,845	672,078	116,315
Fund administration fees	31,391	7,403	3,916	18,752	79,077	18,174
Compliance fees	659	659	659	659	659	659
Distribution and service fees	3,862	302	241	808	1,949	1,207
Other	63,159	21,712	27,053	43,618	321,262	48,170

Total Liabilities	82,950,481	13,693,345	7,383,033	77,479,339	68,537,211	71,068,521

NET ASSETS	$294,407,883	$68,999,293	$36,061,532	$179,487,035	$761,987,327	$174,426,853

REPRESENTED BY:
Capital	$239,206,338	$65,539,477	$49,665,600	$138,108,794	$507,661,052	$88,115,857
Accumulated net investment income (loss)	676,791	242,644	4,999	(195,583)	2,988,060	99,072
Accumulated net realized gain (loss) from investments and foreign currency transactions	69,027,889	11,475,647	(13,242,478)	11,300,889	57,825,638	21,439,037
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(14,503,135)	(8,258,475)	(366,589)	30,272,935	193,512,577	64,772,887

NET ASSETS	$294,407,883	$68,999,293	$36,061,532	$179,487,035	$761,987,327	$174,426,853

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Assets and Liabilities

November 30, 2007

(Unaudited)

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
NET ASSETS
Institutional Shares	$286,518,095	$68,313,521	$35,498,920	$177,770,674	$757,619,171	$172,017,878
Class A Shares	6,541,677	641,601	542,824	1,473,264	3,990,824	1,941,532
Class C Shares	1,348,111	44,171	19,788	243,097	377,332	467,443

Total	$294,407,883	$68,999,293	$36,061,532	$179,487,035	$761,987,327	$174,426,853

SHARES OUTSTANDING (par value of $0.001 per share) (20 billion shares authorized by PNC Funds, Inc.)
Institutional Shares	17,348,756	17,117,890	4,280,798	17,350,015	41,100,008	9,721,543
Class A Shares	398,609	161,278	66,562	148,264	219,346	110,335
Class C Shares	83,815	11,072	2,479	25,300	21,102	26,624

Total	17,831,180	17,290,240	4,349,839	17,523,579	41,340,456	9,858,502

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$16.52	$3.99	$8.29	$10.25	$18.43	$17.69
Class A Shares	$16.41	$3.98	$8.16	$9.94	$18.19	$17.60
Class C Shares(a)	$16.08	$3.99	$7.98	$9.61	$17.88	$17.56
Maximum offering price per share (100%/(100% — maximum sales charge) of Net asset value adjusted to nearest cent)
Class A Shares	$17.34	$4.23	$8.80	$10.88	$19.55	$18.77

Maximum Sales Charge — Class A Shares	4.75%	4.75%	4.75%	4.75%	4.75%	4.75%

(a)	For Class C Shares, the redemption price per share does not reflect a 1.00% contingent deferred sales charge for shares held less than one year.
*	Includes value of securities on loan of $77,322,408; $11,677,869; $6,018,071; $71,097,462; $53,538,229; and $67,344,427, respectively.
Amounts designated as “—” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Assets and Liabilities

November 30, 2007

(Unaudited)

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
ASSETS
Investments in securities, at value (cost $110,727,686, $154,806,095, $47,449,948, $55,773,150 and $79,063,494; respectively)*	$111,620,092	$156,057,014	$48,312,360	$56,377,149	$80,173,833

Total Investments in Securities	111,620,092	156,057,014	48,312,360	56,377,149	80,173,833

Cash	—	—	2	3	3
Interest and dividends receivable	1,074,127	1,183,995	786,681	799,696	1,083,839
Receivable for capital shares issued	10	40,010	50,000	—	—
Receivable for investments sold	46,403	1,145,417	—	—	—
Prepaid expenses and other assets	14,135	16,670	11,752	15,166	15,211

Total Assets	112,754,767	158,443,106	49,160,795	57,192,014	81,272,886

LIABILITIES
Distributions payable	366,234	594,861	137,264	152,666	238,287
Payable for investments purchased	949,126	1,092,267	—	—	—
Payable for return of collateral received for securities on loan	4,622,632	8,579,027	—	—	—
Payable for capital shares redeemed	247,610	111,765	—	1,000	—
Accrued expenses and other payables:
Investment advisory fees	18,197	29,754	3,262	5,651	11,949
Fund administration fees	11,032	15,172	5,075	5,908	8,322
Compliance fees	659	659	659	659	659
Distribution and service fees	1,873	532	428	456	370
Other	33,356	36,011	27,454	31,354	30,515

Total Liabilities	6,250,719	10,460,048	174,142	197,694	290,102

NET ASSETS	$106,504,048	$147,983,058	$48,986,653	$56,994,320	$80,982,784

REPRESENTED BY:
Capital	$108,328,155	$148,382,267	$48,740,281	$58,178,206	$79,377,610
Accumulated net investment loss	(2,752)	(174,436)	—	—	—
Accumulated net realized gain (loss) from investments	(2,713,761)	(1,475,692)	(616,040)	(1,787,886)	494,835
Net unrealized appreciation on investments	892,406	1,250,919	862,412	604,000	1,110,339

NET ASSETS	$106,504,048	$147,983,058	$48,986,653	$56,994,320	$80,982,784

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Assets and Liabilities

November 30, 2007

(Unaudited)

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
NET ASSETS
Institutional Shares	$102,547,808	$146,886,851	$48,080,360	$55,952,680	$80,184,855
Class A Shares	3,330,629	884,368	789,859	932,212	691,501
Class C Shares	625,611	211,839	116,434	109,428	106,428

Total	$106,504,048	$147,983,058	$48,986,653	$56,994,320	$80,982,784

SHARES OUTSTANDING (par value of $0.001 per share) (20 billion shares authorized by PNC Funds, Inc.)
Institutional Shares	9,958,539	15,086,624	4,430,188	5,595,480	8,393,329
Class A Shares	323,556	90,797	72,790	93,181	72,201
Class C Shares	60,811	21,759	10,726	10,944	11,133

Total	10,342,906	15,199,180	4,513,704	5,699,605	8,476,663

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$10.30	$9.74	$10.85	$10.00	$9.55
Class A Shares	$10.29	$9.74	$10.85	$10.00	$9.58
Class C Shares (a)	$10.29	$9.74	$10.86	$10.00	$9.56
Maximum offering price per share (100%/(100% —maximum sales charge) of net asset value adjusted to nearest cent)
Class A Shares	$10.75	$10.17	$11.33	$10.44	$10.01

Maximum Sales Charge — Class A Shares	4.25%	4.25%	4.25%	4.25%	4.25%

(a)	For Class C Shares, the redemption price per share does not reflect a 1.00% contingent deferred sales charge for shares held less than one year.
*	Includes value of securities on loan of $4,533,305; $8,433,976; $—; $—; and $— ,respectively.
Amounts designated as “—” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Operations

Six Months Ended November 30, 2007

(Unaudited)

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
INVESTMENT INCOME:
Interest	$23,242,059	$14,117,071	$4,622,222
Dividends	1,568,570	490,879	24,588
Income from securities loaned	34,688	71,194	—

TOTAL INVESTMENT INCOME	24,845,317	14,679,144	4,646,810

EXPENSES:
Investment advisory fees	1,188,649	748,215	319,348
Administration fees	594,333	374,113	159,677
Accounting agent fees	106,696	67,552	30,604
Distribution and service fees
Class A Shares	448,143	4,154	10,173
Class C Shares	1,337	5	7
Compliance fees	4,000	4,000	4,000
Directors fees	12,834	12,834	12,834
Custody fees	12,270	6,612	6,577
Transfer agent fees	14,015	10,238	9,798
Professional fees	9,060	11,404	15,534
Registration fees	19,480	6,607	4,786
Printing costs	1,653	5,180	5,543
Other	37,742	16,288	12,948

TOTAL EXPENSES	2,450,212	1,267,202	591,829
Fees waived by Investment Adviser	(100,546)	(66,258)	(67,393)
Custody credit (See Note 8 in Notes to Financial Statements)	(4,766)	(2,921)	(4,720)
Distribution and service fees waived — Class C Shares	(668)	(4)	(4)

NET EXPENSES	2,344,232	1,198,019	519,712

NET INVESTMENT INCOME	22,501,085	13,481,125	4,127,098

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(1)	1,719	—

	(1)	1,719	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,501,084	$13,482,844	$4,127,098

Amounts designated as “—” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Operations

Six Months Ended November 30, 2007

(Unaudited)

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
INVESTMENT INCOME:
Interest	$45,510	$11,790	$8,340	$148,586	$379,899	$17,987
Dividends	2,998,909 (a)	979,212	171,329 (b)	779,606	11,868,209 (c)	3,714,497
Income from securities loaned	146,787	25,271	13,145	211,524	273,385	74,952

TOTAL INVESTMENT INCOME	3,191,206	1,016,273	192,814	1,139,716	12,521,493	3,807,436

EXPENSES:
Investment advisory fees	1,251,982	276,772	149,273	1,361,205	4,876,770	780,879
Administration fees	260,832	57,662	31,099	130,887	499,675	122,014
Accounting agent fees	48,563	12,978	8,188	28,220	100,219	23,779
Distribution and service fees
Class A Shares	19,177	2,050	1,382	4,313	10,822	5,933
Class C Shares	7,184	229	103	1,298	1,912	2,546
Compliance fees	4,000	4,000	4,000	4,000	4,000	4,000
Custody fees	5,472	1,294	639	2,688	333,414	2,536
Directors fees	12,834	12,834	12,834	12,834	12,834	12,834
Transfer agent fees	22,654	11,000	11,268	14,980	17,695	17,247
Professional fees	10,455	21,744	17,970	13,810	17,637	16,471
Registration fees	9,939	6,238	5,203	6,776	11,410	7,033
Printing costs	825	5,987	6,349	5,903	7,955	5,624
Other	7,274	7,541	10,796	7,570	22,655	8,525

TOTAL EXPENSES	1,661,191	420,329	259,104	1,594,484	5,916,998	1,009,421
Fees waived by Investment Adviser	(23,879)	(61,778)	(65,439)	(258,131)	(686,901)	—
Custody credit (See Note 8 in Notes to Financial Statements)	(2,116)	(467)	(253)	(1,054)	(133,853)	(981)

NET EXPENSES	1,635,196	358,084	193,412	1,335,299	5,096,244	1,008,440

NET INVESTMENT INCOME (LOSS)	1,556,010	658,189	(598)	(195,583)	7,425,249	2,798,996

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investments	24,978,861	3,481,620	3,794,062	9,034,336	54,230,046	11,033,063
Realized gain on Securities transferred on Redemption-In-Kind Transactions (See Note 10 in Notes to Financial Statements)	45,106,087	8,285,200	5,987,179	2,575,974	11,885,181	—
Foreign currency transactions	—	—	—	—	(5,183,700)	—

	70,084,948	11,766,820	9,781,241	11,610,310	60,931,527	11,033,063

Change in net unrealized appreciation (depreciation):
Investments	(103,069,082)	(26,666,250)	(10,096,918)	(29,905,565)	(47,961,867)	(46,348,219)
Translation of assets and liabilities in foreign currencies	—	—	—	—	305,291	—

	(103,069,082)	(26,666,250)	(10,096,918)	(29,905,565)	(47,656,576)	(46,348,219)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(32,984,134)	(14,899,430)	(315,677)	(18,295,255)	13,274,951	(35,315,156)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,428,124)	$(14,241,241)	$(316,275)	$(18,490,838)	$20,700,200	$(32,516,160)

(a)	Net of withholding taxes of $14,890.
(b)	Net of withholding taxes of $2,513.
(c)	Net of withholding taxes of $534,166.
Amounts designated as “—” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Operations

Six Months Ended November 30, 2007

(Unaudited)

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
INVESTMENT INCOME:
Interest	$2,985,885	$4,005,889	$1,052,766	$1,094,159	$1,699,330
Dividends	30,670	42,773	7,248	4,646	2,890
Income from securities loaned	28,549	15,987	—	—	—

TOTAL INVESTMENT INCOME	3,045,104	4,064,649	1,060,014	1,098,805	1,702,220

EXPENSES:
Investment advisory fees	212,105	262,417	124,552	146,759	203,681
Administration fees	75,753	93,722	31,139	36,690	50,921
Accounting agent fees	19,336	35,144	10,450	9,584	13,108
Distribution and service fees
Class A Shares	8,682	2,215	2,211	2,244	1,805
Class C Shares	3,076	1,036	574	540	527
Compliance fees	4,000	4,000	4,000	4,000	4,000
Directors fees	12,834	12,834	12,834	12,834	12,834
Custody fees	1,542	1,873	622	744	1,021
Transfer agent fees	15,530	12,848	10,741	9,687	10,043
Professional fees	16,214	16,921	19,238	16,587	16,597
Registration fees	9,522	5,636	3,652	3,606	4,664
Printing costs	4,710	5,799	6,335	5,277	5,424
Other	4,329	8,501	7,709	2,578	4,973

TOTAL EXPENSES	387,633	462,946	234,057	251,130	329,598
Fees waived by Investment Adviser	(58,278)	(66,410)	(100,620)	(94,426)	(113,604)
Custody credit (See Note 8 in Notes to Financial Statements)	(610)	(752)	(250)	(294)	(408)

NET EXPENSES	328,745	395,784	133,187	156,410	215,586

NET INVESTMENT INCOME	2,716,359	3,668,865	926,827	942,395	1,486,634

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) from:
Investments	323,309	(59,083)	16,255	(79,826)	77,754

	323,309	(59,083)	16,255	(79,826)	77,754

Change in net unrealized appreciation (depreciation):
Investments	1,690,512	2,716,917	307,062	882,434	707,480

	1,690,512	2,716,917	307,062	882,434	707,480

Net realized and unrealized gain on investments	2,013,821	2,657,834	323,317	802,608	785,234

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,730,180	$6,326,699	$1,250,144	$1,745,003	$2,271,868

Amounts designated as “—” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund Six Months Ended November 30, 2007	Prime Money Market Fund Year Ended May 31, 2007	Government Money Market Fund Six Months Ended November 30, 2007	Government Money Market Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$22,501,085	$45,491,337	$13,481,125	$20,634,013
Net realized gain (loss) from investments	(1)	3,604	1,719	1,763

Net increase in net assets resulting from operations	22,501,084	45,494,941	13,482,844	20,635,776

Dividends to shareholders from: Net investment income
Institutional Shares	(18,628,407)	(38,799,637)	(13,447,577)	(20,579,090)
Class A Shares	(3,866,904)	(6,673,685)	(33,524)	(54,865)
Class C Shares	(5,774)	(18,015)	(24)	(58)

Total dividends to shareholders:	(22,501,085)	(45,491,337)	(13,481,125)	(20,634,013)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	641,951,027	1,109,736,102	1,249,999,732	991,061,752
Class A Shares	109,371,667	187,519,919	1,269,953	2,058,835
Class C Shares	7,457	33,666	—	—
Cost of shares redeemed
Institutional Shares	(847,401,190)	(1,024,311,092)	(703,496,988)	(889,308,399)
Class A Shares	(95,492,173)	(153,490,254)	(678,379)	(1,928,777)
Class C Shares	(32,010)	(442,896)	—	(2,102)
Value of shares issued in reinvestment of dividends
Institutional Shares	1,890,508	1,802,548	909,396	371,287
Class A Shares	3,866,841	6,670,928	33,524	54,751
Class C Shares	5,739	17,952	24	57

Increase (decrease) in net assets derived from capital share transactions	(185,832,134)	127,536,873	548,037,262	102,307,404

TOTAL INCREASE (DECREASE) IN NET ASSETS	(185,832,135)	127,540,477	548,038,981	102,309,167
NET ASSETS:
Beginning of year:	1,025,158,032	897,617,555	490,760,681	388,451,514

End of period:	$839,325,897	$1,025,158,032	$1,038,799,662	$490,760,681

Accumulated Net Investment Income (Loss)	$—	$—	$—	$—

Amounts	designated as “—” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund Six Months Ended November 30, 2007	Prime Money Market Fund Year Ended May 31, 2007	Government Money Market Fund Six Months Ended November 30, 2007	Government Money Market Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	641,951,027	1,109,736,102	1,249,999,732	991,061,752
Class A Shares	109,371,667	187,519,919	1,269,953	2,058,835
Class C Shares	7,457	33,666	—	—
Shares redeemed
Institutional Shares	(847,401,190)	(1,024,311,092)	(703,496,988)	(889,308,399)
Class A Shares	(95,492,173)	(153,490,254)	(678,379)	(1,928,777)
Class C Shares	(32,010)	(442,896)	—	(2,102)
Shares issued in reinvestment of dividends
Institutional Shares	1,890,508	1,802,548	909,396	371,287
Class A Shares	3,866,841	6,670,928	33,524	54,751
Class C Shares	5,739	17,952	24	57

Net Increase (Decrease) in Shares
Institutional Shares	(203,559,655)	87,227,558	547,412,140	102,124,640
Class A Shares	17,746,335	40,700,593	625,098	184,809
Class C Shares	(18,814)	(391,278)	24	(2,045)

Change in Shares:	(185,832,134)	127,536,873	548,037,262	102,307,404

Amounts designated as “—” are either 0 or round to 0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Money Market Fund Six Months Ended November 30, 2007	Tax-Exempt Money Market Fund Year Ended May 31, 2007	Growth & Income Fund Six Months Ended November 30, 2007	Growth & Income Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$4,127,098	$7,493,000	$1,556,010	$3,360,871
Net realized gain (loss) from investments	—	—	70,084,948†	46,754,101
Change in net unrealized appreciation (depreciation) on investments	—	—	(103,069,082)	38,705,246

Net increase (decrease) in net assets resulting from operations	4,127,098	7,493,000	(31,428,124)	88,820,218

Dividends and distributions to shareholders from:
Net investment income
Institutional Shares	(4,071,345)	(7,283,888)	(1,680,504)	(3,296,537)
Class A Shares	(55,730)	(132,163)	(10,455)	(20,258)
Class C Shares	(23)	(45)	—	—
Net realized capital gains
Institutional Shares	—	—	(28,930,854)	(67,147,264)
Class A Shares	—	—	(522,537)	(1,356,442)
Class C Shares	—	—	(105,588)	(288,529)

Total dividends and distributions to shareholders:	(4,127,098)	(7,416,096)	(31,249,938)	(72,109,030)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	166,011,929	321,490,091	10,563,311	43,099,287
Class A Shares	5,297,579	22,226,410	591,096	1,695,581
Class C Shares	—	—	17,989	111,863
Cost of shares redeemed
Institutional Shares	(137,109,425)	(295,360,502)	(153,899,490)†	(116,466,381)
Class A Shares	(5,019,960)	(22,834,326)	(1,850,541)	(3,222,397)
Class C Shares	—	(10)	(50,349)	(2,300,345)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	291,865	9,538	29,312,836	64,779,643
Class A Shares	55,316	132,052	439,280	1,010,866
Class C Shares	23	45	102,750	278,136

Increase (decrease) in net assets derived from capital share transactions	29,527,327	25,663,298	(114,773,118)	(11,013,747)

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,527,327	25,740,202	(177,451,180)	5,697,441
NET ASSETS:
Beginning of year:	244,435,407	218,695,205	471,859,063	466,161,622

End of period:	$273,962,734	$244,435,407	$294,407,883	$471,859,063

Accumulated Net Investment Income (Loss)	$—	$—	$676,791	$811,740

†	Includes realized gain or redemptions as a result of an in-kind transfer (See Note 10 in Notes to Financial Statements).
Amounts designated as “—” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Money Market Fund Six Months Ended November 30, 2007	Tax-Exempt Money Market Fund Year Ended May 31, 2007	Growth & Income Fund Six Months Ended November 30, 2007	Growth & Income Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	166,011,929	321,490,091	569,944	2,307,202
Class A Shares	5,297,579	22,226,410	30,798	89,574
Class C Shares	—	—	986	6,095
Shares redeemed
Institutional Shares	(137,109,425)	(295,360,502)	(8,514,915)#	(5,997,024)
Class A Shares	(5,019,960)	(22,834,326)	(99,040)	(166,780)
Class C Shares	—	(10)	(2,674)	(121,640)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	291,865	9,538	1,687,626	3,582,080
Class A Shares	55,316	132,052	25,429	56,282
Class C Shares	23	45	6,076	15,741

Net Increase (Decrease) in Shares
Institutional Shares	29,194,369	26,139,127	(6,257,345)	(107,742)
Class A Shares	332,935	(475,864)	(42,813)	(20,924)
Class C Shares	23	35	4,388	(99,804)

Change in Shares:	29,527,327	25,663,298	(6,295,770)	(228,470)

#	Includes redemptions as a result of an in-kind transfer (See Note 10 in Notes to Financial Statements).
Amounts designated as “—” are either 0 or round to 0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Equity Income Fund Six Months Ended November 30, 2007	Equity Income Fund Year Ended May 31, 2007	Equity Growth Fund Six Months Ended November 30, 2007	Equity Growth Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$658,189	$2,285,697	$(598)	$54,375
Net realized gain from investments and foreign currency transactions	11,766,820 #	11,370,722	9,781,241 #	2,699,720
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(26,666,250)	6,460,678	(10,096,918)	7,114,453

Net increase (decrease) in net assets resulting from operations	(14,241,241)	20,117,097	(316,275)	9,868,548

Dividends and distributions to shareholders from:
Net investment income
Institutional Shares	(692,246)	(2,318,561)	(1,987)	(88,391)
Class A Shares	(3,999)	(18,892)	—	(13)
Class C Shares	(109)	(608)	—	—
Net realized capital gains
Institutional Shares	(7,881,786)	(13,142,394)	—	—
Class A Shares	(64,741)	(139,079)	—	—
Class C Shares	(4,234)	(5,908)	—	—

Total dividends and distributions to shareholders:	(8,647,115)	(15,625,442)	(1,987)	(88,404)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	6,119,802	17,451,497	3,023,886	12,615,651
Class A Shares	948	301,790	9,883	902,451
Class C Shares	7,425	—	—	7,777
Cost of shares redeemed
Institutional Shares	(23,872,140)#	(24,997,171)	(19,311,635)#	(12,651,724)
Class A Shares	(194,125)	(363,227)	(7,951)	(837,932)
Class C Shares	(1,900)	—	(2,726)	(4,297)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	8,002,743	12,962,261	706	29,342
Class A Shares	32,898	62,641	—	8
Class C Shares	4,343	6,516	—	—

Increase (decrease) in net assets derived from capital share transactions	(9,900,006)	5,424,307	(16,287,837)	61,276

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,788,362)	9,915,962	(16,606,099)	9,841,420
NET ASSETS:
Beginning of year:	101,787,655	91,871,693	52,667,631	42,826,211

End of period:	$68,999,293	$101,787,655	$36,061,532	$52,667,631

Accumulated Net Investment Income	$242,644	$280,809	$4,999	$7,584

#	Includes realized gain or redemptions as a result of an in-kind transfer (See Note 10 in Notes to Financial Statements).
Amounts designated as “—” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Equity Income Fund Six Months Ended November 30, 2007	Equity Income Fund Year Ended May 31, 2007	Equity Growth Fund Six Months Ended November 30, 2007	Equity Growth Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	1,264,566	3,440,185	360,538	1,692,895
Class A Shares	201	59,757	1,181	119,790
Class C Shares	1,545	—	—	1,010
Shares redeemed
Institutional Shares	(5,337,036)#	(4,783,863)	(2,220,383)#	(1,667,564)
Class A Shares	(38,921)	(70,452)	(1,013)	(106,330)
Class C Shares	(368)	—	(336)	(548)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	1,873,341	2,639,256	84	4,029
Class A Shares	7,682	12,773	—	1
Class C Shares	1,015	1,328	—	—

Net Increase (Decrease) in Shares
Institutional Shares	(2,199,129)	1,295,578	(1,859,761)	29,360
Class A Shares	(31,038)	2,078	168	13,461
Class C Shares	2,192	1,328	(336)	462

Change in Shares:	(2,227,975)	1,298,984	(1,859,929)	43,283

#	Includes redemptions as a result of an in-kind transfer (See Note 10 in Notes to Financial Statements).
Amounts designated as “—” are either 0 or round to 0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund Six Months Ended November 30, 2007	Capital Opportunities Fund Year Ended May 31, 2007	International Equity Fund Six Months Ended November 30, 2007	International Equity Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(195,583)	$(560,993)	$7,425,249	$12,393,700
Net realized gain (loss) from investments and foreign currency transactions	11,610,310 #	24,372,485	60,931,527 #	59,562,994
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(29,905,565)	6,967,351	(47,656,576)	99,091,808

Net increase (decrease) in net assets resulting from operations	(18,490,838)	30,778,843	20,700,200	171,048,502

Dividends and distributions to shareholders from:
Net investment income
Institutional Shares	—	—	(4,926,438)	(3,149,831)
Class A Shares	—	—	(17,751)	(5,339)
Class C Shares	—	—	(1,147)	—
Net realized capital gains
Institutional Shares	(19,444,662)	(12,535,898)	(46,289,289)	(45,579,141)
Class A Shares	(156,136)	(113,563)	(238,708)	(298,320)
Class C Shares	(25,928)	(24,424)	(22,224)	(33,688)

Total dividends and distributions to shareholders:	(19,626,726)	(12,673,885)	(51,495,557)	(49,066,319)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	4,946,476	19,399,049	17,784,582	73,460,952
Class A Shares	39,980	583,468	131,770	1,569,195
Class C Shares	3,759	27,991	5,018	24,050
Cost of shares redeemed
Institutional Shares	(33,160,163)#	(54,785,959)	(101,962,310)#	(121,245,343)
Class A Shares	(317,949)	(810,621)	(985,305)	(1,669,882)
Class C Shares	(7,238)	(595,872)	(35,683)	(842,196)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	19,232,128	10,923,906	46,683,769	40,704,281
Class A Shares	120,677	82,600	157,118	171,610
Class C Shares	25,540	24,168	23,215	33,541

Decrease in net assets derived from capital share transactions	(9,116,790)	(25,151,270)	(38,197,826)	(7,793,792)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,234,354)	(7,046,312)	(68,993,183)	114,188,391
NET ASSETS:
Beginning of year:	226,721,389	233,767,701	830,980,510	716,792,119

End of period:	$179,487,035	$226,721,389	$761,987,327	$830,980,510

Accumulated Net Investment Income (Loss)	$(195,583)	$—	$2,988,060	$508,147

#	Includes realized gain or redemptions as a result of an in-kind transfer (See Note 10 in Notes to Financial Statements).
Amounts designated as “—” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund Six Months Ended November 30, 2007	Capital Opportunities Fund Year Ended May 31, 2007	International Equity Fund Six Months Ended November 30, 2007	International Equity Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	434,196	1,718,480	945,214	4,230,256
Class A Shares	3,481	52,021	7,138	91,169
Class C Shares	322	2,542	267	1,409
Shares redeemed
Institutional Shares	(2,921,103)#	(4,734,471)	(5,425,351)#	(7,016,768)
Class A Shares	(27,219)	(72,042)	(53,215)	(95,530)
Class C Shares	(643)	(55,541)	(1,941)	(50,476)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	1,789,035	957,398	2,530,392	2,347,553
Class A Shares	11,570	7,408	8,605	10,012
Class C Shares	2,531	2,223	1,294	1,979

Net Increase (Decrease) in Shares
Institutional Shares	(697,872)	(2,058,593)	(1,949,745)	(438,959)
Class A Shares	(12,168)	(12,613)	(37,472)	5,651
Class C Shares	2,210	(50,776)	(380)	(47,088)

Change in Shares:	(707,830)	(2,121,982)	(1,987,597)	(480,396)

#	Includes redemptions as a result of an in-kind transfer (See Note 10 in Notes to Financial Statements).
Amounts designated as “—” are either 0 or round to 0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Diversified Real Estate Fund Six Months Ended November 30, 2007	Diversified Real Estate Fund Year Ended May 31, 2007	Limited Maturity Bond Fund Six Months Ended November 30, 2007	Limited Maturity Bond Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,798,996	$2,022,613	$2,716,359	$5,360,384
Net realized gain (loss) from investments	11,033,063	23,482,219	323,309	(622,063)
Change in net unrealized appreciation (depreciation) on investments	(46,348,219)	31,404,644	1,690,512	1,692,859

Net increase (decrease) in net assets resulting from operations	(32,516,160)	56,909,476	4,730,180	6,431,180

Dividends and distributions to shareholders from:
Net investment income
Institutional Shares	(2,163,327)	(4,213,584)	(2,638,320)	(5,196,514)
Class A Shares	(20,152)	(45,128)	(69,623)	(137,175)
Class C Shares	(2,964)	(6,950)	(10,814)	(24,188)
Net realized capital gains
Institutional Shares	(3,628,582)	(12,332,978)	—	—
Class A Shares	(46,901)	(181,973)	—	—
Class C Shares	(9,437)	(34,129)	—	—

Total dividends and distributions to shareholders:	(5,871,363)	(16,814,742)	(2,718,757)	(5,357,877)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	6,034,761	19,746,487	5,025,755	18,336,230
Class A Shares	49,079	688,445	111,518	389,497
Class C Shares	13,518	28,093	22,903	46,882
Cost of shares redeemed
Institutional Shares	(22,099,470)	(49,120,133)	(26,404,603)	(25,572,371)
Class A Shares	(797,738)	(1,337,992)	(492,526)	(761,985)
Class C Shares	(35,102)	(643,971)	(16,487)	(407,903)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	3,427,274	11,687,138	768,701	1,813,732
Class A Shares	50,918	175,561	64,705	128,294
Class C Shares	12,347	40,933	9,685	21,785

Decrease in net assets derived from capital share transactions	(13,344,413)	(18,735,439)	(20,910,349)	(6,005,839)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(51,731,936)	21,359,295	(18,898,926)	(4,932,536)
NET ASSETS:
Beginning of year:	226,158,789	204,799,494	125,402,974	130,335,510

End of period:	$174,426,853	$226,158,789	$106,504,048	$125,402,974

Accumulated Net Investment Income (Loss)	$99,072	$(513,481)	$(2,752)	$(354)

Amounts designated as “—” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Diversified Real Estate Fund Six Months Ended November 30, 2007	Diversified Real Estate Fund Year Ended May 31, 2007	Limited Maturity Bond Fund Six Months Ended November 30, 2007	Limited Maturity Bond Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	314,880	961,559	495,551	1,809,698
Class A Shares	2,787	33,181	10,958	38,472
Class C Shares	712	1,333	2,264	4,634
Shares redeemed
Institutional Shares	(1,190,246)	(2,344,087)	(2,591,484)	(2,521,646)
Class A Shares	(42,789)	(64,238)	(48,472)	(75,096)
Class C Shares	(1,905)	(32,089)	(1,623)	(40,257)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	178,389	554,002	75,723	178,860
Class A Shares	2,656	8,430	6,356	12,658
Class C Shares	645	1,971	952	2,152

Net Increase (Decrease) in Shares
Institutional Shares	(696,977)	(828,526)	(2,020,210)	(533,088)
Class A Shares	(37,346)	(22,627)	(31,158)	(23,966)
Class C Shares	(548)	(28,785)	1,593	(33,471)

Change in Shares:	(734,871)	(879,938)	(2,049,775)	(590,525)

Amounts designated as “—” are either 0 or round to 0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Total Return Bond Fund Six Months Ended November 30, 2007	Total Return Bond Fund Year Ended May 31, 2007	Maryland Tax-Exempt Bond Fund Six Months Ended November 30, 2007	Maryland Tax-Exempt Bond Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$3,668,865	$7,103,382	$926,827	$1,847,322
Net realized gain (loss) from investments	(59,083)	(263,406)	16,255	148,168
Change in net unrealized appreciation (depreciation) on investments	2,716,917	2,232,215	307,062	(81,898)

Net increase (decrease) in net assets resulting from operations	6,326,699	9,072,191	1,250,144	1,913,592

Dividends to shareholders from: Net investment income
Institutional Shares	(3,668,705)	(7,148,738)	(910,964)	(1,812,135)
Class A Shares	(19,626)	(45,740)	(14,293)	(31,687)
Class C Shares	(4,075)	(12,511)	(1,570)	(3,500)

Total dividends to shareholders:	(3,692,406)	(7,206,989)	(926,827)	(1,847,322)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	11,140,482	22,100,946	2,589,718	7,730,987
Class A Shares	78,471	462,561	86,578	84,148
Class C Shares	10,192	31,228	—	—
Cost of shares redeemed
Institutional Shares	(15,123,023)	(26,003,426)	(3,699,959)	(10,530,422)
Class A Shares	(108,404)	(717,782)	(240,719)	(182,600)
Class C Shares	(6,715)	(397,969)	—	(42,930)
Value of shares issued in reinvestment of dividends
Institutional Shares	743,329	1,606,436	131,708	149,980
Class A Shares	13,388	33,013	10,932	22,933
Class C Shares	3,572	11,217	1,570	3,033

Decrease in net assets derived from capital share transactions	(3,248,708)	(2,873,776)	(1,120,172)	(2,764,871)

TOTAL DECREASE IN NET ASSETS	(614,415)	(1,008,574)	(796,855)	(2,698,601)
NET ASSETS:
Beginning of year:	148,597,473	149,606,047	49,783,508	52,482,109

End of period:	$147,983,058	$148,597,473	$48,986,653	$49,783,508

Accumulated Net Investment Income (Loss)	$(174,436)	$(150,895)	$—	$—

Amounts designated as “—” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Total Return Bond Fund Six Months Ended November 30, 2007	Total Return Bond Fund Year Ended May 31, 2007	Maryland Tax-Exempt Bond Fund Six Months Ended November 30, 2007	Maryland Tax-Exempt Bond Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	1,167,797	2,297,915	240,661	711,231
Class A Shares	8,178	48,093	8,035	7,755
Class C Shares	1,072	3,260	—	—
Shares redeemed
Institutional Shares	(1,576,903)	(2,708,000)	(343,248)	(970,604)
Class A Shares	(11,324)	(74,425)	(22,302)	(16,780)
Class C Shares	(703)	(41,590)	—	(3,922)
Shares issued in reinvestment of dividends
Institutional Shares	77,733	166,939	12,198	13,813
Class A Shares	1,395	3,432	1,015	2,113
Class C Shares	372	1,169	146	279

Net Increase (Decrease) in Shares
Institutional Shares	(331,373)	(243,146)	(90,389)	(245,560)
Class A Shares	(1,751)	(22,900)	(13,252)	(6,912)
Class C Shares	741	(37,161)	146	(3,643)

Change in Shares:	(332,383)	(303,207)	(103,495)	(256,115)

Amounts designated as “—” are either 0 or round to 0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Limited Maturity Bond Fund Six Months Ended November 30, 2007	Tax-Exempt Limited Maturity Bond Fund Year Ended May 31, 2007	National Tax-Exempt Bond Fund Six Months Ended November 30, 2007	National Tax-Exempt Bond Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$942,395	$2,163,331	$1,486,634	$3,272,221
Net realized gain (loss) from investments	(79,826)	(237,971)	77,754	678,742
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	882,434	319,719	707,480	(667,598)

Net increase (decrease) in net assets resulting from operations	1,745,003	2,245,079	2,271,868	3,283,365

Dividends and distributions to shareholders from:
Net investment income
Institutional Shares	(928,972)	(2,139,723)	(1,473,847)	(3,244,760)
Class A Shares	(12,221)	(21,468)	(11,387)	(24,228)
Class C Shares	(1,202)	(2,140)	(1,400)	(3,233)
Net realized capital gains
Institutional Shares	—	—	—	(50,876)
Class A Shares	—	—	—	(428)
Class C Shares	—	—	—	(59)

Total dividends and distributions to shareholders:	(942,395)	(2,163,331)	(1,486,634)	(3,323,584)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	639,585	1,148,615	819,093	3,661,347
Class A Shares	40,000	590,896	287	404,614
Class C Shares	—	—	—	—
Cost of shares redeemed
Institutional Shares	(4,612,188)	(25,399,786)	(2,863,339)	(20,260,267)
Class A Shares	(61,110)	(321,613)	(139,253)	(360,540)
Class C Shares	—	—	(1,034)	(48,955)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	89,581	17,051	133,158	58,643
Class A Shares	9,040	14,574	4,182	11,316
Class C Shares	932	1,850	1,400	2,769

Decrease in net assets derived from capital share transactions	(3,894,160)	(23,948,413)	(2,045,506)	(16,531,073)

TOTAL DECREASE IN NET ASSETS	(3,091,552)	(23,866,665)	(1,260,272)	(16,571,292)
NET ASSETS:
Beginning of year:	60,085,872	83,952,537	82,243,056	98,814,348

End of period:	$56,994,320	$60,085,872	$80,982,784	$82,243,056

Accumulated Net Investment Income (Loss)	$—	$—	$—	$—

Amounts designated as “—” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Limited Maturity Bond Fund Six Months Ended November 30, 2007	Tax-Exempt Limited Maturity Bond Fund Year Ended May 31, 2007	National Tax-Exempt Bond Fund Six Months Ended November 30, 2007	National Tax-Exempt Bond Fund Year Ended May 31, 2007
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	64,609	116,032	87,103	383,850
Class A Shares	4,000	59,681	30	42,277
Class C Shares	—	—	—	—
Shares redeemed
Institutional Shares	(465,650)	(2,567,179)	(302,864)	(2,122,043)
Class A Shares	(6,203)	(32,541)	(14,805)	(37,664)
Class C Shares	—	—	(109)	(5,094)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	9,015	1,723	14,005	6,111
Class A Shares	911	1,473	441	1,184
Class C Shares	94	187	148	290

Net Increase (Decrease) in Shares
Institutional Shares	(392,026)	(2,449,424)	(201,756)	(1,732,082)
Class A Shares	(1,292)	28,613	(14,334)	5,797
Class C Shares	94	187	39	(4,804)

Change in Shares:	(393,224)	(2,420,624)	(216,051)	(1,731,089)

Amounts designated as “—” are either 0 or round to 0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(a)
Prime Money Market Fund Institutional Class Shares
Period ended 11/30/07*	$1.00	$0.0241	$0.0241	$(0.0241)	$(0.0241)	$1.00	2.44	%(e)	$652,776	0.40	%(b)(d)	4.83	%(d)	0.42	%(b)(d)
Year ended 05/31/07	1.00	0.0487	0.0487	(0.0487)	(0.0487)	1.00	4.98%		856,336	0.40	%(b)	4.86%		0.43	%(b)
Year ended 05/31/06	1.00	0.0363	0.0363	(0.0363)	(0.0363)	1.00	3.69%		769,106	0.40%		3.66%		0.44%
Year ended 05/31/05	1.00	0.0163	0.0163	(0.0163)	(0.0163)	1.00	1.64%		711,485	0.40%		1.64%		0.44%
Year ended 05/31/04	1.00	0.0070	0.0070	(0.0070)	(0.0070)	1.00	0.71%		701,820	0.38%		0.71%		0.45%
Year ended 05/31/03	1.00	0.0120	0.0120	(0.0120)	(0.0120)	1.00	1.21%		749,413	0.38%		1.18%		0.44%
Class A Shares
Period ended 11/30/07*	1.00	0.0216	0.0216	(0.0216)	(0.0216)	1.00	2.18	%(e)	186,290	0.90	%(b)(d)	4.33	%(d)	0.92	%(b)(d)
Year ended 05/31/07	1.00	0.0437	0.0437	(0.0437)	(0.0437)	1.00	4.46%		168,544	0.90	%(b)	4.38%		0.93	%(b)
Year ended 05/31/06	1.00	0.0313	0.0313	(0.0313)	(0.0313)	1.00	3.18%		127,843	0.90%		3.19%		0.94%
Year ended 05/31/05	1.00	0.0113	0.0113	(0.0113)	(0.0113)	1.00	1.14%		86,699	0.90%		1.13%		0.94%
Year ended 05/31/04	1.00	0.0050	0.0050	(0.0050)	(0.0050)	1.00	0.50%		82,792	0.86%		0.21%		0.95%
Period ended 05/31/03(c)	1.00	0.0070	0.0070	(0.0070)	(0.0070)	1.00	0.70	%(e)	830	0.38	%(d)	0.94	%(d)	0.94	%(e)
Class C Shares
Period ended 11/30/07*	1.00	0.0216	0.0216	(0.0216)	(0.0216)	1.00	2.18	%(e)	259	0.90	%(b)(d)	4.33	%(d)	1.42	%(b)(d)
Year ended 05/31/07	1.00	0.0437	0.0437	(0.0437)	(0.0437)	1.00	4.46%		278	0.90	%(b)	4.36%		1.43	%(b)
Year ended 05/31/06	1.00	0.0313	0.0313	(0.0313)	(0.0313)	1.00	3.18%		669	0.90%		3.08%		1.44%
Year ended 05/31/05	1.00	0.0113	0.0113	(0.0113)	(0.0113)	1.00	1.14%		1,321	0.90%		1.27%		1.44%
Year ended 05/31/04	1.00	0.0050	0.0050	(0.0050)	(0.0050)	1.00	0.50%		475	0.59%		0.48%		1.45%
Period ended 05/31/03(c)	1.00	0.0071	0.0071	(0.0071)	(0.0071)	1.00	0.72	%(e)	84	0.38	%(d)	0.88	%(d)	1.45	%(d)

*	Unaudited
(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	The effect of any custody credit on the ratio is less than 0.01%.
(c)	Commencement of operations was September 30, 2002.
(d)	Annualized.
(e)	Not annualized.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(a)
Government Money Market Fund Institutional Class Shares
Period ended 11/30/07*	$1.00	$0.0229	$0.0229	$(0.0229)	$(0.0229)	$1.00	2.31	%(e)	$1,036,931	0.40	%(b)(d)	4.55	%(d)	0.42	%(b)(d)
Year ended 05/31/07	1.00	0.0481	0.0481	(0.0481)	(0.0481)	1.00	4.92%		489,517	0.40	%(b)	4.82%		0.43	%(b)
Year ended 05/31/06	1.00	0.0357	0.0357	(0.0357)	(0.0357)	1.00	3.63%		387,391	0.40%		3.56%		0.45%
Year ended 05/31/05	1.00	0.0160	0.0160	(0.0160)	(0.0160)	1.00	1.61%		383,751	0.40%		1.61%		0.44%
Year ended 05/31/04	1.00	0.0068	0.0068	(0.0068)	(0.0068)	1.00	0.68%		373,145	0.38%		0.68%		0.44%
Year ended 05/31/03	1.00	0.0116	0.0116	(0.0116)	(0.0116)	1.00	1.17%		383,788	0.38%		1.16%		0.44%
Class A Shares
Period ended 11/30/07*	1.00	0.0204	0.0204	(0.0204)	(0.0204)	1.00	2.06	%(e)	1,867	0.90	%(b)(d)	4.06	%(d)	0.92	%(b)(d)
Year ended 05/31/07	1.00	0.0431	0.0431	(0.0431)	(0.0431)	1.00	4.40%		1,242	0.90	%(b)	4.32%		0.93	%(b)
Year ended 05/31/06	1.00	0.0307	0.0307	(0.0307)	(0.0307)	1.00	3.11%		1,057	0.90%		2.97%		0.95%
Year ended 05/31/05	1.00	0.0110	0.0110	(0.0110)	(0.0110)	1.00	1.11%		1,550	0.90%		0.98%		0.94%
Year ended 05/31/04	1.00	0.0047	0.0047	(0.0047)	(0.0047)	1.00	0.47%		2,814	0.74%		0.31%		0.94%
Period ended 05/31/03(c)	1.00	0.0068	0.0068	(0.0068)	(0.0068)	1.00	0.68	%(e)	448	0.38	%(d)	0.87	%(d)	0.95	%(d)
Class C Shares
Period ended 11/30/07*	1.00	0.0216	0.0216	(0.0216)	(0.0216)	1.00	2.18	%(e)	1	0.90	%(b)(d)	4.06	%(d)	1.32	%(b)(d)
Year ended 05/31/07	1.00	0.0430	0.0430	(0.0430)	(0.0430)	1.00	4.38%		1	0.90	%(b)	4.28%		1.33	%(b)
Year ended 05/31/06	1.00	0.0313	0.0313	(0.0313)	(0.0313)	1.00	3.17%		3	0.84%		3.13%		1.31%
Year ended 05/31/05	1.00	0.0114	0.0114	(0.0114)	(0.0114)	1.00	1.14%		3	0.86%		1.14%		1.34%
Year ended 05/31/04	1.00	0.0050	0.0050	(0.0050)	(0.0050)	1.00	0.50%		3	0.47%		0.40%		1.44%
Period ended 05/31/03(c)	1.00	0.0073	0.0073	(0.0073)	(0.0073)	1.00	0.74	%(e)	1	0.38	%(d)	1.05	%(d)	1.50	%(d)

*	Unaudited.
(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	The effect of any custody credit on the ratio is less than 0.01%.
(c)	Commencement of operations was September 30, 2002.
(d)	Annualized.
(e)	Not annualized.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(a)
Tax-Exempt Money Market Fund Institutional Class Shares
Period ended 11/30/07*	$1.00	$0.0162	$0.0162	$(0.0162)	$(0.0162)	$1.00	1.64	%(e)	$269,332	0.40	%(b)(d)	3.25	%(d)	0.45	%(b)(d)
Year ended 05/31/07	1.00	0.0314	0.0314	(0.0314)	(0.0314)	1.00	3.19%		240,138	0.40	%(b)	3.18%		0.44	%(b)
Year ended 05/31/06	1.00	0.0244	0.0244	(0.0244)	(0.0244)	1.00	2.46%		213,923	0.40%		2.38%		0.46%
Year ended 05/31/05	1.00	0.0124	0.0124	(0.0124)	(0.0124)	1.00	1.25%		210,168	0.40%		1.21%		0.46%
Year ended 05/31/04	1.00	0.0057	0.0057	(0.0057)	(0.0057)	1.00	0.58%		249,892	0.38%		0.57%		0.45%
Year ended 05/31/03	1.00	0.0094	0.0094	(0.0094)	(0.0094)	1.00	0.95%		289,896	0.38%		0.94%		0.46%
Class A Shares
Period ended 11/30/07*	1.00	0.0137	0.0137	(0.0137)	(0.0137)	1.00	1.38	%(e)	4,629	0.90	%(b)(d)	2.75	%(d)	0.95	%(b)(d)
Year ended 05/31/07	1.00	0.0264	0.0264	(0.0264)	(0.0264)	1.00	2.67%		4,296	0.90	%(b)	2.67%		0.94	%(b)
Year ended 05/31/06	1.00	0.0194	0.0194	(0.0194)	(0.0194)	1.00	1.95%		4,771	0.90%		1.90%		0.97%
Year ended 05/31/05	1.00	0.0074	0.0074	(0.0074)	(0.0074)	1.00	0.74%		12,305	0.90%		0.75%		0.96%
Year ended 05/31/04	1.00	0.0037	0.0037	(0.0037)	(0.0037)	1.00	0.37%		7,369	0.68%		0.28%		0.95%
Period ended 05/31/03(c)	1.00	0.0058	0.0058	(0.0058)	(0.0058)	1.00	0.59	%(e)	2,354	0.38	%(d)	0.83	%(d)	0.95	%(d)
Class C Shares
Period ended 11/30/07*	1.00	0.0139	0.0139	(0.0139)	(0.0139)	1.00	1.40	%(e)	2	0.90	%(b)(d)	2.75	%(d)	1.45	%(b)(d)
Year ended 05/31/07	1.00	0.0273	0.0273	(0.0273)	(0.0273)	1.00	2.76%		2	0.88	%(b)	2.75%		1.32	%(b)
Year ended 05/31/06	1.00	0.0194	0.0194	(0.0194)	(0.0194)	1.00	1.96%		2	0.90%		1.89%		1.35%
Year ended 05/31/05	1.00	0.0077	0.0077	(0.0077)	(0.0077)	1.00	0.78%		2	0.90%		0.85%		1.42%
Year ended 05/31/04	1.00	0.0045	0.0045	(0.0045)	(0.0045)	1.00	0.45%		1	0.43%		0.45%		1.45%
Period ended 05/31/03(c)	1.00	0.0056	0.0056	(0.0056)	(0.0056)	1.00	0.56	%(e)	1	0.38	%(d)	0.90	%(d)	1.52	%(d)

*	Unaudited
(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	The effect of any custody credit on the ratio is less than 0.01%.
(c)	Commencement of operations was September 30, 2002.
(d)	Annualized.
(e)	Not annualized.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover Rate(c)
Growth & Income Fund Institutional Class Shares
Period ended 11/30/07*	$19.56	$0.08	$(1.69)	$(1.61)	$(0.07)	$(1.36)	$(1.43)	$16.52	(8.57	)%(g)	$286,518	0.77	%(d)(f)	0.76	%(f)	0.78	%(d)(f)	56.32	%(g)
Year ended 05/31/07	19.14	0.14	3.64	3.78	(0.14)	(3.22)	(3.36)	19.56	21.28%		461,759	0.78	%(d)	0.75%		0.80	%(d)	57.77%
Year ended 05/31/06	18.90	0.14	1.17	1.31	(0.14)	(0.93)	(1.07)	19.14	6.86%		453,984	0.77%		0.75%		0.80%		64.68%
Year ended 05/31/05	17.91	0.16	0.98	1.14	(0.15)	—	(0.15)	18.90	6.37%		456,009	0.78%		0.88%		0.80%		32.10%
Year ended 05/31/04	15.33	0.10	2.58	2.68	(0.10)	—	(0.10)	17.91	17.55%		469,056	0.75%		0.58%		0.80%		38.63%
Year ended 05/31/03	16.84	0.15	(1.51)	(1.36)	(0.15)	—	(0.15)	15.33	(8.03)%		395,293	0.74%		1.00%		0.82%		40.90%
Class A Shares
Period ended 11/30/07*	19.44	0.04	(1.68)	(1.64)	(0.03)	(1.36)	(1.39)	16.41	(8.81	)%(g)	6,542	1.27	%(d)(f)	0.32	%(f)	1.29	%(d)(f)	56.32	%(g)
Year ended 05/31/07	19.05	0.05	3.60	3.65	(0.04)	(3.22)	(3.26)	19.44	20.62%		8,583	1.28	%(d)	0.25%		1.30	%(d)	57.77%
Year ended 05/31/06	18.81	0.04	1.18	1.22	(0.05)	(0.93)	(0.98)	19.05	6.38%		8,806	1.27%		0.25%		1.30%		64.68%
Year ended 05/31/05	17.86	0.07	0.97	1.04	(0.09)	—	(0.09)	18.81	5.84%		6,292	1.28%		0.37%		1.30%		32.10%
Year ended 05/31/04	15.32	0.03	2.56	2.59	(0.05)	—	(0.05)	17.86	16.96%		4,448	1.25%		0.11%		1.30%		38.63%
Period ended 05/31/03(h)	13.79	0.06	1.53	1.59	(0.06)	—	(0.06)	15.32	11.56	%(g)	1,023	1.25	%(f)	0.47	%(f)	1.31	%(f)	40.90%
Class C Shares
Period ended 11/30/07*	19.11	(0.01)	(1.66)	(1.67)	—	(1.36)	(1.36)	16.08	(9.09	)%(g)	1,348	1.77	%(d)(f)	(0.16	)%(f)	1.79	%(d)(f)	56.32	%(g)
Year ended 05/31/07	18.81	(0.04)	3.56	3.52	—	(3.22)	(3.22)	19.11	20.09%		1,518	1.78	%(d)	(0.30)%		1.81	%(d)	57.77%
Year ended 05/31/06	18.63	(0.05)	1.16	1.11	— (e)	(0.93)	(0.93)	18.81	5.84%		3,371	1.77%		(0.25)%		1.80%		64.68%
Year ended 05/31/05	17.76	(0.01)	0.95	0.94	(0.07)	—	(0.07)	18.63	5.29%		2,862	1.77%		(0.13)%		1.80%		32.10%
Year ended 05/31/04	15.28	(0.04)	2.54	2.50	(0.02)	—	(0.02)	17.76	16.39%		2,267	1.75%		(0.42)%		1.80%		38.63%
Period ended 05/31/03(h)	13.79	0.04	1.49	1.53	(0.04)	—	(0.04)	15.28	11.12	%(g)	412	1.75	%(f)	0.07	%(f)	1.80	%(f)	40.90%

*	Unaudited
(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Amount rounds to less than $0.005 or $(0.005).
(f)	Annualized.
(g)	Not annualized.
(h)	Commencement of operations was September 30, 2002.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover Rate(c)
Equity Income Fund Institutional Class Shares
Period ended 11/30/07*	$5.22	$0.04	$(0.81)	$(0.77)	$(0.04)	$(0.42)	$(0.46)	$3.99	(15.42	)%(g)	$68,314	0.77	%(d)(f)	1.43	%(f)	0.91	%(d)(f)	44.84	%(g)
Year ended 05/31/07	5.04	0.11	0.97	1.08	(0.12)	(0.78)	(0.90)	5.22	22.98%		100,741	0.78	%(d)	2.36%		0.87	%(d)	63.30%
Year ended 05/31/06	4.78	0.10	0.26	0.36	(0.10)	—	(0.10)	5.04	7.55%		90,877	0.77%		1.89%		0.84%		68.75%
Year ended 05/31/05	4.51	0.10	0.26	0.36	(0.09)	—	(0.09)	4.78	8.11%		97,234	0.78%		2.21%		0.86%		26.98%
Year ended 05/31/04	3.87	0.09	0.63	0.72	(0.08)	—	(0.08)	4.51	18.86%		87,814	0.75%		1.97%		0.85%		37.87%
Year ended 05/31/03	4.42	0.07	(0.55)	(0.48)	(0.07)	—	(0.07)	3.87	(10.77)%		92,503	0.74%		1.95%		0.85%		32.17%
Class A Shares
Period ended 11/30/07*	5.20	0.03	(0.81)	(0.78)	(0.02)	(0.42)	(0.44)	3.98	(15.52	)%(g)	642	1.27	%(d)(f)	0.93	%(f)	1.41	%(d)(f)	44.84	%(g)
Year ended 05/31/07	5.03	0.09	0.96	1.05	(0.10)	(0.78)	(0.88)	5.20	22.19%		1,000	1.27%		1.84%		1.36	%(d)	63.30%
Year ended 05/31/06	4.78	0.07	0.26	0.33	(0.08)	—	(0.08)	5.03	6.93%		957	1.27%		1.43%		1.34%		68.75%
Year ended 05/31/05	4.50	0.08	0.27	0.35	(0.07)	—	(0.07)	4.78	7.87%		378	1.28%		1.73%		1.35%		26.98%
Year ended 05/31/04	3.87	0.06	0.63	0.69	(0.06)	—	(0.06)	4.50	18.06%		298	1.25%		1.55%		1.35%		37.87%
Period ended 05/31/03(e)	3.43	0.03	0.44	0.47	(0.03)	—	(0.03)	3.87	13.74	%(g)	33	1.25	%(f)	1.60	%(f)	1.40	%(f)	32.17%
Class C Shares
Period ended 11/30/07*	5.21	—	(0.79)	(0.79)	(0.01)	(0.42)	(0.43)	3.99	(15.67	)%(g)	44	1.77	%(d)(f)	0.51	%(f)	1.92	%(d)(f)	44.84	%(g)
Year ended 05/31/07	5.04	0.06	0.96	1.02	(0.07)	(0.78)	(0.85)	5.21	21.54%		46	1.78	%(d)	1.41%		1.87	%(d)	63.30%
Year ended 05/31/06	4.79	0.04	0.26	0.30	(0.05)	—	(0.05)	5.04	6.35%		38	1.77%		0.90%		1.84%		68.75%
Year ended 05/31/05	4.51	0.06	0.27	0.33	(0.05)	—	(0.05)	4.79	7.39%		36	1.77%		1.17%		1.85%		26.98%
Year ended 05/31/04	3.88	0.05	0.63	0.68	(0.05)	—	(0.05)	4.51	17.52%		57	1.75%		1.60%		1.85%		37.87%
Period ended 05/31/03(e)	3.43	0.03	0.44	0.47	(0.02)	—	(0.02)	3.88	13.71	%(g)	1	1.75	%(f)	1.01	%(f)	1.81	%(f)	32.17%

*	Unaudited.
(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.
(g)	Not annualized.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover Rate(c)
Equity Growth Fund Institutional Class Shares
Period ended 11/30/07*	$8.48	$— (e)	$(0.19)	$(0.19)	$— (e)	$— (e)	$8.29	(2.24	)%(h)	$35,499	0.77	%(d)(g)	—	%(g)	1.04	%(d)(g)	59.32	%(h)
Year ended 05/31/07	6.95	— (e)	1.54	1.54	(0.01)	(0.01)	8.48	22.25%		52,089	0.78	%(d)	0.12%		0.97	%(d)	72.26%
Year ended 05/31/06	6.85	0.01	0.10	0.11	(0.01)	(0.01)	6.95	1.58%		42,447	0.77%		0.13%		0.98%		72.12%
Year ended 05/31/05	6.66	0.04	0.19	0.23	(0.04)	(0.04)	6.85	3.41%		34,688	0.78%		0.59%		1.01%		49.81%
Year ended 05/31/04	5.72	0.02	0.94	0.96	(0.02)	(0.02)	6.66	16.89%		32,364	0.75%		0.23%		0.99%		49.41%
Year ended 05/31/03	6.50	0.03	(0.79)	(0.76)	(0.02)	(0.02)	5.72	(11.69)%		29,568	0.74%		0.51%		1.00%		40.69%
Class A Shares
Period ended 11/30/07*	8.36	(0.02)	(0.18)	(0.20)	—	—	8.16	(2.39	)%(h)	543	1.27	%(d)(g)	(0.48	)%(g)	1.54	%(d)(g)	59.32	%(h)
Year ended 05/31/07	6.87	(0.04)	1.53	1.49	— (e)	— (e)	8.36	21.69%		555	1.28	%(d)	(0.38)%		1.47	%(d)	72.26%
Year ended 05/31/06	6.81	(0.03)	0.09	0.06	—	—	6.87	0.88%		364	1.27%		(0.37)%		1.47%		72.12%
Year ended 05/31/05	6.63	0.01	0.19	0.20	(0.02)	(0.02)	6.81	2.97%		270	1.28%		0.02%		1.51%		49.81%
Year ended 05/31/04	5.71	—	0.92	0.92	— (e)	— (e)	6.63	16.21%		152	1.25%		(0.25)%		1.49%		49.41%
Period ended 05/31/03(f)	4.97	0.01	0.74	0.75	(0.01)	(0.01)	5.71	15.06	%(h)	22	1.25	%(g)	0.08	%(g)	1.62	%(g)	40.69%
Class C Shares
Period ended 11/30/07*	8.21	(0.04)	(0.19)	(0.23)	—	—	7.98	(2.80	)%(h)	20	1.77	%(d)(g)	(0.98	)%(g)	2.04	%(d)(g)	59.32	%(h)
Year ended 05/31/07	6.77	(0.06)	1.50	1.44	—	—	8.21	21.27%		23	1.78	%(d)	(0.88)%		1.97	%(d)	72.26%
Year ended 05/31/06	6.74	(0.07)	0.10	0.03	—	—	6.77	0.45%		16	1.77%		(0.88)%		1.98%		72.12%
Year ended 05/31/05	6.59	0.01	0.14	0.15	— (e)	— (e)	6.74	2.30%		16	1.78%		(0.38)%		2.01%		49.81%
Year ended 05/31/04	5.69	(0.06)	0.97	0.91	(0.01)	(0.01)	6.59	15.93%		9	1.75%		(0.78)%		1.99%		49.41%
Period ended 05/31/03(f)	4.97	—	0.72	0.72	—	—	5.69	14.50	%(h)	8	1.75	%(g)	(0.72	)%(g)	2.81	%(g)	40.69%

*	Unaudited
(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Amount rounds to less than $0.005 or $(0.005).
(f)	Commencement of operations was September 30, 2002.
(g)	Annualized.
(h)	Not annualized.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Distributions from Net Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover Rate(c)
Capital Opportunities Fund Institutional Class Shares
Period ended 11/30/07*	$12.44	$(0.01)	$(1.04)	$(1.05)	$(1.14)	$(1.14)	$10.25	(8.88	)%(g)	$177,771	1.27	%(d)(f)	(0.18)%		1.52	%(d)(f)	36.51	%(g)
Year ended 05/31/07	11.49	(0.03)	1.62	1.59	(0.64)	(0.64)	12.44	14.33%		224,503	1.28	%(d)	(0.24)%		1.54	%(d)	45.70%
Year ended 05/31/06	10.30	(0.04)	1.85	1.81	(0.62)	(0.62)	11.49	17.88%		231,002	1.27%		(0.33)%		1.51%		52.91%
Year ended 05/31/05	9.45	(0.04)	0.89	0.85	—	—	10.30	8.99%		190,026	1.28%		(0.39)%		1.54%		56.09%
Year ended 05/31/04	7.53	(0.03)	1.95	1.92	—	—	9.45	25.50%		153,815	1.25%		(0.41)%		1.56%		69.23%
Year ended 05/31/03	7.34	(0.03)	0.22	0.19	—	—	7.53	2.59%		66,491	1.25%		(0.58)%		1.63%		98.94%
Class A Shares
Period ended 11/30/07*	12.13	(0.04)	(1.01)	(1.05)	(1.14)	(1.14)	9.94	(9.11	)%(g)	1,473	1.77	%(d)(f)	(0.68)%		2.02	%(d)(f)	36.51	%(g)
Year ended 05/31/07	11.27	(0.09)	1.59	1.50	(0.64)	(0.64)	12.13	13.80%		1,946	1.78	%(d)	(0.74)%		2.04	%(d)	45.70%
Year ended 05/31/06	10.16	(0.08)	1.81	1.73	(0.62)	(0.62)	11.27	17.32%		1,950	1.77%		(0.83)%		2.01%		52.91%
Year ended 05/31/05	9.37	(0.04)	0.83	0.79	—	—	10.16	8.43%		1,368	1.78%		(0.95)%		2.03%		56.09%
Year ended 05/31/04	7.51	(0.04)	1.90	1.86	—	—	9.37	24.77%		894	1.75%		(0.94)%		2.06%		69.23%
Period ended 05/31/03(e)	5.77	(0.02)	1.76	1.74	—	—	7.51	30.16	%(g)	106	1.75	%(f)	(0.94	)%(f)	2.17	%(f)	98.94%
Class C Shares
Period ended 11/30/07*	11.80	(0.06)	(0.99)	(1.05)	(1.14)	(1.14)	9.61	(9.37	)%(g)	243	2.27	%(d)(f)	(1.18)%		2.52	%(d)(f)	36.51	%(g)
Year ended 05/31/07	11.03	(0.25)	1.66	1.41	(0.64)	(0.64)	11.80	13.27%		272	2.28	%(d)	(1.21)%		2.54	%(d)	45.70%
Year ended 05/31/06	10.01	(0.14)	1.78	1.64	(0.62)	(0.62)	11.03	16.67%		815	2.27%		(1.33)%		2.51%		52.91%
Year ended 05/31/05	9.28	(0.11)	0.84	0.73	—	—	10.01	7.87%		659	2.28%		(1.38)%		2.54%		56.09%
Year ended 05/31/04	7.47	(0.08)	1.89	1.81	—	—	9.28	24.23%		452	2.25%		(1.40)%		2.56%		69.23%
Period ended 05/31/03(e)	5.77	(0.02)	1.72	1.70	—	—	7.47	29.46	%(g)	33	2.25	%(f)	(1.40	)%(f)	2.70	%(f)	98.94%

*	Unaudited.
(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.
(g)	Not annualized.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover Rate(c)
International Equity Fund Institutional Class Shares
Period ended 11/30/07(f)*	$19.18	$0.18	$0.31	$0.49	$(0.12)	$(1.12)	$(1.24)	$18.43	2.53	%(h)	$757,619	1.31	%(d)(g)	1.87	%(g)	1.48	%(d)(g)	27.03	%(h)
Year ended 05/31/07	16.36	0.29	3.66	3.95	(0.07)	(1.06)	(1.13)	19.18	24.94%		825,712	1.27	%(d)	1.64%		1.54	%(d)	45.91%
Year ended 05/31/06	14.07	0.27	2.65	2.92	(0.11)	(0.52)	(0.63)	16.36	21.27%		711,621	1.27%		1.79%		1.52%		56.48%
Year ended 05/31/05	12.43	0.17	1.57	1.74	(0.10)	—	(0.10)	14.07	13.96%		485,899	1.27%		0.75%		1.59%		44.61%
Year ended 05/31/04	9.81	0.12	2.57	2.69	(0.07)	—	(0.07)	12.43	27.56%		307,494	1.25%		0.66%		1.60%		91.00%
Year ended 05/31/03	10.88	0.13	(0.97)	(0.84)	(0.23)	—	(0.23)	9.81	(7.75)%		124,338	1.25%		1.30%		1.81%		45.32%
Class A Shares
Period ended 11/30/07(f)*	18.95	0.13	0.30	0.43	(0.07)	(1.12)	(1.19)	18.19	2.28	%(h)	3,991	1.81	%(d)(g)	1.45	%(g)	1.98	%(d)(g)	27.03	%(h)
Year ended 05/31/07	16.21	0.20	3.62	3.82	(0.02)	(1.06)	(1.08)	18.95	24.28%		4,867	1.77	%(d)	1.10%		2.04	%(d)	45.91%
Year ended 05/31/06	13.98	0.16	2.67	2.83	(0.08)	(0.52)	(0.60)	16.21	20.62%		4,071	1.77%		1.57%		2.02%		56.48%
Year ended 05/31/05	12.38	0.11	1.54	1.65	(0.05)	—	(0.05)	13.98	13.35%		2,007	1.77%		1.00%		2.09%		44.61%
Year ended 05/31/04	9.79	0.09	2.54	2.63	(0.04)	—	(0.04)	12.38	26.99%		1,079	1.75%		0.76%		2.10%		91.00%
Period ended 05/31/03(e)	8.94	0.12	0.87	0.99	(0.14)	—	(0.14)	9.79	11.10	%(h)	70	1.75	%(g)	1.67	%(g)	2.61	%(g)	45.32%
Class C Shares
Period ended 11/30/07(f)*	18.67	0.08	0.30	0.38	(0.05)	(1.12)	(1.17)	17.88	2.04	%(h)	377	2.31	%(d)(g)	0.90	%(g)	2.48	%(d)(g)	27.03	%(h)
Year ended 05/31/07	16.04	0.21	3.48	3.69	—	(1.06)	(1.06)	18.67	23.67%		401	2.28	%(d)	0.58%		2.53	%(d)	45.91%
Year ended 05/31/06	13.87	0.11	2.62	2.73	(0.04)	(0.52)	(0.56)	16.04	20.09%		1,100	2.25%		0.74%		2.50%		56.48%
Year ended 05/31/05	12.28	0.05	1.55	1.60	(0.01)	—	(0.01)	13.87	12.92%		655	2.27%		0.32%		2.59%		44.61%
Year ended 05/31/04	9.76	0.01	2.55	2.56	(0.04)	—	(0.04)	12.28	26.39%		480	2.25%		0.45%		2.60%		91.00%
Period ended 05/31/03(e)	8.94	0.14	0.80	0.94	(0.12)	—	(0.12)	9.76	10.53	%(h)	37	2.25	%(g)	2.53	%(g)	3.00	%(g)	45.32%

*	Unaudited.
(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)

The ratio does not include a reduction of expenses for a custody credit. The net expense ratio to average net assets less the custody credit was 1.28%, 1.78% and 2.28%, respectively for the period ended November 30, 2007. For the year end May 31, 2007 the effect of any custody credit on the ratio is 0.02%.

(e)	Commencement of operations was September 30, 2002.
(f)	Net investment income per share in based on average shares outstanding for the period.
(g)	Annualized.
(h)	Not annualized.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain on Investments	Return of Capital	Total Dividends and Distri- butions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover Rate(c)
Diversified Real Estate Fund Institutional Class Shares
Period ended 11/30/07(f)*	$21.35	$0.27	$(3.37)	$(3.10)	$(0.21)	$(0.35)	$—	$(0.56)	$17.69	(14.73	)%(h)	$172,018	1.03	%(d)(g)	2.88	%(g)	1.03	%(d)(g)	11.86	%(h)
Year ended 05/31/07(f)	17.85	0.18	4.85	5.03	(0.38)	(1.15)	—	(1.53)	21.35	28.51%		222,448	1.03	%(d)	0.89%		1.03	%(d)	11.57%
Year ended 05/31/06	16.16	0.06	2.93	2.99	(0.54)	(0.76)	—	(1.30)	17.85	19.07%		200,785	1.02%		0.47%		1.02%		25.42%
Year ended 05/31/05	13.52	0.33	3.36	3.69	(0.47)	(0.47)	(0.11)	(1.05)	16.16	27.84%		192,655	1.03%		2.22%		1.03%		18.49%
Year ended 05/31/04	11.42	0.40	2.34	2.74	(0.53)	(0.06)	(0.05)	(0.64)	13.52	24.32%		161,877	1.04%		3.08%		1.04%		24.99%
Year ended 05/31/03	11.42	0.57	0.01	0.58	(0.48)	(0.02)	(0.08)	(0.58)	11.42	5.49%		88,337	1.04%		4.39%		1.09%		14.84%
Class A Shares
Period ended 11/30/07(f)*	21.23	0.22	(3.34)	(3.12)	(0.16)	(0.35)	—	(0.51)	17.60	(14.90	)%(h)	1,942	1.53	%(d)(g)	2.38	%(g)	1.53	%(d)(g)	11.86	%(h)
Year ended 05/31/07(f)	17.75	0.09	4.82	4.91	(0.28)	(1.15)	—	(1.43)	21.23	27.88%		3,135	1.53	%(d)	0.43%		1.53	%(d)	11.57%
Year ended 05/31/06	16.07	(0.04)	2.93	2.89	(0.45)	(0.76)	—	(1.21)	17.75	18.50%		3,023	1.52%		(0.04)%		1.52%		25.42%
Year ended 05/31/05	13.46	0.30	3.29	3.59	(0.40)	(0.47)	(0.11)	(0.98)	16.07	27.14%		2,012	1.53%		1.42%		1.53%		18.49%
Year ended 05/31/04	11.39	0.34	2.34	2.68	(0.52)	(0.06)	(0.03)	(0.61)	13.46	23.82%		1,109	1.54%		1.71%		1.54%		24.99%
Period ended 05/31/03(e)	10.72	0.36	0.73	1.09	(0.42)	—	—	(0.42)	11.39	10.54	%(h)	194	1.55	%(g)	0.92	%(g)	1.64	%(g)	14.84%
Class C Shares
Period ended 11/30/07(f)*	21.19	0.17	(3.34)	(3.17)	(0.11)	(0.35)	—	(0.46)	17.56	(15.14	)%(h)	467	2.03	%(d)(g)	1.87	%(g)	2.03	%(d)(g)	11.86	%(h)
Year ended 05/31/07(f)	17.71	(0.10)	4.90	4.80	(0.17)	(1.15)	—	(1.32)	21.19	27.26%		576	2.03	%(d)	(0.51)%		2.03	%(d)	11.57%
Year ended 05/31/06	16.03	(0.12)	2.92	2.80	(0.36)	(0.76)	—	(1.12)	17.71	17.93%		991	2.02%		(0.54)%		2.02%		25.42%
Year ended 05/31/05	13.40	0.18	3.34	3.52	(0.31)	(0.47)	(0.11)	(0.89)	16.03	26.62%		860	2.03%		0.91%		2.03%		18.49%
Year ended 05/31/04	11.37	0.29	2.30	2.59	(0.46)	(0.06)	(0.04)	(0.56)	13.40	23.04%		711	2.04%		1.82%		2.04%		24.99%
Period ended 05/31/03(e)	10.72	0.33	0.73	1.06	(0.41)	—	—	(0.41)	11.37	10.25	%(h)	155	2.05	%(g)	1.04	%(g)	2.14	%(g)	14.84%

*	Unaudited.
(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Net investment income (loss) per share in based on average shares outstanding for the period.
(g)	Annualized.
(h)	Not annualized.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover Rate(c)
Limited Maturity Bond Fund Institutional Class Shares
Period ended 11/30/07*	$10.12	$0.23	$0.18	$0.41	$(0.23)	$(0.23)	$10.30	4.10	%(g)	$102,548	0.52	%(d)(f)	4.51	%(f)	0.62	%(d)(f)	34.50	%(g)
Year ended 05/31/07	10.04	0.42	0.08	0.50	(0.42)	(0.42)	10.12	5.08%		121,216	0.53	%(d)	4.17%		0.61	%(d)	83.84%
Year ended 05/31/06	10.27	0.36	(0.23)	0.13	(0.36)	(0.36)	10.04	1.27%		125,605	0.52%		3.51%		0.60%		39.89%
Year ended 05/31/05	10.31	0.32	(0.04)	0.28	(0.32)	(0.32)	10.27	2.74%		165,102	0.52%		3.09%		0.58%		63.24%
Year ended 05/31/04	10.57	0.29	(0.26)	0.03	(0.29)	(0.29)	10.31	0.29%		171,672	0.50%		2.76%		0.59%		79.96%
Year ended 05/31/03	10.34	0.36	0.23	0.59	(0.36)	(0.36)	10.57	5.82%		175,294	0.49%		3.46%		0.59%		62.07%
Class A Shares
Period ended 11/30/07*	10.12	0.20	0.17	0.37	(0.20)	(0.20)	10.29	3.74	%(g)	3,331	1.02	%(d)(f)	4.01	%(f)	1.12	%(d)(f)	34.50	%(g)
Year ended 05/31/07	10.04	0.37	0.08	0.45	(0.37)	(0.37)	10.12	4.55%		3,588	1.03	%(d)	3.67%		1.11	%(d)	83.84%
Year ended 05/31/06	10.26	0.31	(0.22)	0.09	(0.31)	(0.31)	10.04	0.86%		3,800	1.02%		3.06%		1.10%		39.89%
Year ended 05/31/05	10.31	0.27	(0.05)	0.22	(0.27)	(0.27)	10.26	2.13%		2,681	1.03%		2.59%		1.08%		63.24%
Year ended 05/31/04	10.56	0.24	(0.25)	(0.01)	(0.24)	(0.24)	10.31	(0.11)%		2,506	1.00%		2.27%		1.09%		79.96%
Period ended 05/31/03(e)	10.46	0.20	0.10	0.30	(0.20)	(0.20)	10.56	2.84	%(g)	262	1.00	%(f)	2.64	%(f)	1.10	%(f)	62.07%
Class C Shares
Period ended 11/30/07*	10.11	0.18	0.18	0.36	(0.18)	(0.18)	10.29	3.58	%(g)	626	1.52	%(d)(f)	3.51	%(f)	1.62	%(d)(f)	34.50	%(g)
Year ended 05/31/07	10.03	0.32	0.08	0.40	(0.32)	(0.32)	10.11	4.03%		599	1.53	%(d)	3.16%		1.61	%(d)	83.84%
Year ended 05/31/06	10.26	0.26	(0.23)	0.03	(0.26)	(0.26)	10.03	0.26%		930	1.52%		2.52%		1.60%		39.89%
Year ended 05/31/05	10.31	0.22	(0.05)	0.17	(0.22)	(0.22)	10.26	1.62%		1,103	1.53%		2.10%		1.58%		63.24%
Year ended 05/31/04	10.55	0.19	(0.24)	(0.05)	(0.19)	(0.19)	10.31	(0.52)%		1,035	1.50%		1.76%		1.59%		79.96%
Period ended 05/31/03(e)	10.46	0.16	0.09	0.25	(0.16)	(0.16)	10.55	2.41	%(g)	155	1.50	%(f)	2.03	%(f)	1.63	%(f)	62.07%

*	Unaudited.
(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.
(g)	Not annualized.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover Rate(c)
Total Return Bond Fund Institutional Class Shares
Period ended 11/30/07*	$9.57	$0.24	$0.17	$0.41	$(0.24)	$—	$(0.24)	$9.74	4.31	%(g)	$146,887	0.52	%(d)(f)	4.90	%(f)	0.61	%(d)(f)	26.45	%(g)
Year ended 05/31/07	9.45	0.45	0.13	0.58	(0.46)	—	(0.46)	9.57	6.22%		147,511	0.53	%(d)	4.72%		0.59	%(d)	66.38%
Year ended 05/31/06	9.92	0.41	(0.44)	(0.03)	(0.43)	(0.01)	(0.44)	9.45	(0.29)%		147,966	0.53%		4.27%		0.60%		55.59%
Year ended 05/31/05	9.74	0.39	0.27	0.66	(0.42)	(0.06)	(0.48)	9.92	6.87%		136,288	0.52%		3.97%		0.59%		68.56%
Year ended 05/31/04	10.19	0.35	(0.33)	0.02	(0.42)	(0.05)	(0.47)	9.74	0.22%		135,360	0.50%		3.54%		0.61%		159.78%
Year ended 05/31/03	9.84	0.44	0.39	0.83	(0.48)	—	(0.48)	10.19	8.68%		144,061	0.49%		4.44%		0.59%		108.44%
Class A Shares
Period ended 11/30/07*	9.57	0.21	0.17	0.38	(0.21)	—	(0.21)	9.74	4.05	%(g)	884	1.02	%(d)(f)	4.40	%(f)	1.11	%(d)(f)	26.45	%(g)
Year ended 05/31/07	9.45	0.40	0.13	0.53	(0.41)	—	(0.41)	9.57	5.68%		886	1.03	%(d)	4.22%		1.09	%(d)	66.38%
Year ended 05/31/06	9.92	0.37	(0.45)	(0.08)	(0.38)	(0.01)	(0.39)	9.45	(0.79)%		1,091	1.03%		3.79%		1.10%		55.59%
Year ended 05/31/05	9.74	0.34	0.27	0.61	(0.37)	(0.06)	(0.43)	9.92	6.34%		768	1.02%		3.45%		1.09%		68.56%
Year ended 05/31/04	10.19	0.35	(0.38)	(0.03)	(0.37)	(0.05)	(0.42)	9.74	(0.28)%		871	1.00%		3.18%		1.11%		159.78%
Period ended 05/31/03(e)	9.95	0.26	0.26	0.52	(0.28)	—	(0.28)	10.19	5.32	%(g)	85	1.00	%(f)	3.45	%(f)	1.11	%(f)	108.44%
Class C Shares
Period ended 11/30/07*	9.57	0.19	0.17	0.36	(0.19)	—	(0.19)	9.74	3.79	%(g)	212	1.52	%(d)(f)	3.90	%(f)	1.61	%(d)(f)	26.45	%(g)
Year ended 05/31/07	9.44	0.33	0.16	0.49	(0.36)	—	(0.36)	9.57	5.26%		201	1.53	%(d)	3.71%		1.60%		66.38%
Year ended 05/31/06	9.92	0.31	(0.45)	(0.14)	(0.33)	(0.01)	(0.34)	9.44	(1.38)%		549	1.53%		3.23%		1.60%		55.59%
Year ended 05/31/05	9.74	0.29	0.27	0.56	(0.32)	(0.06)	(0.38)	9.92	5.81%		595	1.53%		2.98%		1.59%		68.56%
Year ended 05/31/04	10.19	0.28	(0.36)	(0.08)	(0.32)	(0.05)	(0.37)	9.74	(0.79)%		332	1.50%		2.63%		1.61%		159.78%
Period ended 05/31/03(e)	9.95	0.24	0.25	0.49	(0.25)	—	(0.25)	10.19	5.03	%(g)	76	1.50	%(f)	2.65	%(f)	1.63	%(f)	108.44%

*	Unaudited.
(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.
(g)	Not annualized.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover Rate(c)
Maryland Tax-Exempt Bond Fund Institutional Class Shares
Period ended 11/30/07*	$10.78	$0.20	$0.07	$0.27	$(0.20)	$(0.20)	$10.85	2.54	%(g)	$48,080	0.52	%(d)(f)	3.74	%(f)	0.93	%(d)(f)	15.14	%(g)
Year ended 05/31/07	10.77	0.40	0.01	0.41	(0.40)	(0.40)	10.78	3.83%		48,742	0.53	%(d)	3.68%		0.85	%(d)	8.95%
Year ended 05/31/06	11.04	0.39	(0.27)	0.12	(0.39)	(0.39)	10.77	1.12%		51,328	0.53%		3.59%		0.82%		25.31%
Year ended 05/31/05	11.03	0.37	0.01	0.38	(0.37)	(0.37)	11.04	3.46%		56,663	0.52%		3.31%		0.81%		21.94%
Year ended 05/31/04	11.32	0.35	(0.29)	0.06	(0.35)	(0.35)	11.03	0.57%		57,765	0.50%		3.16%		0.80%		22.74%
Year ended 05/31/03	11.03	0.38	0.29	0.67	(0.38)	(0.38)	11.32	6.15%		62,090	0.49%		3.38%		0.80%		19.37%
Class A Shares
Period ended 11/30/07*	10.78	0.17	0.07	0.24	(0.17)	(0.17)	10.85	2.29	%(g)	790	1.02	%(d)(f)	3.24	%(f)	1.43	%(d)(f)	15.14	%(g)
Year ended 05/31/07	10.77	0.34	0.01	0.35	(0.34)	(0.34)	10.78	3.32%		928	1.03	%(d)	3.18%		1.35	%(d)	8.95%
Year ended 05/31/06	11.04	0.34	(0.27)	0.07	(0.34)	(0.34)	10.77	0.62%		1,001	1.03%		3.11%		1.32%		25.31%
Year ended 05/31/05	11.03	0.31	0.01	0.32	(0.31)	(0.31)	11.04	2.94%		852	1.02%		2.81%		1.31%		21.94%
Year ended 05/31/04	11.32	0.30	(0.29)	0.01	(0.30)	(0.30)	11.03	0.08%		1,258	1.00%		2.67%		1.30%		22.74%
Period ended 05/31/03(e)	11.31	0.21	0.01	0.22	(0.21)	(0.21)	11.32	1.95	%(g)	827	1.00	%(f)	2.71	%(f)	1.39	%(f)	19.37%
Class C Shares
Period ended 11/30/07*	10.78	0.15	0.08	0.23	(0.15)	(0.15)	10.86	2.13	%(g)	116	1.52	%(d)(f)	2.73	%(f)	1.93	%(d)(f)	15.14	%(g)
Year ended 05/31/07	10.77	0.29	0.01	0.30	(0.29)	(0.29)	10.78	2.80%		114	1.53	%(d)	2.67%		1.85	%(d)	8.95%
Year ended 05/31/06	11.04	0.28	(0.27)	0.01	(0.28)	(0.28)	10.77	0.12%		153	1.52%		2.59%		1.82%		25.31%
Year ended 05/31/05	11.03	0.26	0.01	0.27	(0.26)	(0.26)	11.04	2.43%		218	1.52%		2.31%		1.81%		21.94%
Year ended 05/31/04	11.32	0.24	(0.29)	(0.05)	(0.24)	(0.24)	11.03	(0.43)%		240	1.50%		2.19%		1.80%		22.74%
Period ended 05/31/03(e)	11.31	0.17	0.01	0.18	(0.17)	(0.17)	11.32	1.59	%(g)	52	1.50	%(f)	2.21	%(f)	1.83	%(f)	19.37%

*	Unaudited
(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.
(g)	Not annualized.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover Rate(c)
Tax-Exempt Limited Maturity Bond Fund Institutional Class Shares
Period ended 11/30/07*	$9.86	$0.16	$0.14	$0.30	$(0.16)	$(0.16)	$10.00	3.07	%(g)	$55,953	0.52	%(d)(f)	3.23	%(f)	0.85	%(d)(f)	31.44	%(g)
Year ended 05/31/07	9.86	0.30	—	0.30	(0.30)	(0.30)	9.86	3.05%		59,047	0.53	%(d)	3.01%		0.79	%(d)	13.17%
Year ended 05/31/06	9.98	0.25	(0.12)	0.13	(0.25)	(0.25)	9.86	1.34%		83,198	0.52%		2.53%		0.76%		62.71%
Year ended 05/31/05	10.05	0.20	(0.07)	0.13	(0.20)	(0.20)	9.98	1.34%		110,381	0.52%		2.03%		0.74%		20.26%
Year ended 05/31/04	10.25	0.21	(0.20)	0.01	(0.21)	(0.21)	10.05	0.08%		142,348	0.50%		2.05%		0.73%		23.36%
Year ended 05/31/03	10.10	0.29	0.15	0.44	(0.29)	(0.29)	10.25	4.36%		122,650	0.49%		2.73%		0.75%		41.77%
Class A Shares
Period ended 11/30/07*	9.87	0.14	0.13	0.27	(0.14)	(0.14)	10.00	2.71	%(g)	932	1.02	%(d)(f)	2.73	%(f)	1.35	%(d)(f)	31.44	%(g)
Year ended 05/31/07	9.86	0.25	0.01	0.26	(0.25)	(0.25)	9.87	2.64%		932	1.03	%(d)	2.52%		1.30%		13.17%
Year ended 05/31/06	9.98	0.20	(0.12)	0.08	(0.20)	(0.20)	9.86	0.84%		650	1.03%		2.05%		1.26%		62.71%
Year ended 05/31/05	10.05	0.15	(0.07)	0.08	(0.15)	(0.15)	9.98	0.84%		411	1.02%		1.53%		1.24%		20.26%
Year ended 05/31/04	10.25	0.16	(0.20)	(0.04)	(0.16)	(0.16)	10.05	(0.42)%		496	1.00%		1.55%		1.23%		23.36%
Period ended 05/31/03(e)	10.25	0.14	—	0.14	(0.14)	(0.14)	10.25	1.33	%(g)	557	1.00	%(f)	1.78	%(f)	1.33	%(g)	41.77%
Class C Shares
Period ended 11/30/07*	9.86	0.11	0.14	0.25	(0.11)	(0.11)	10.00	2.55	%(g)	109	1.52	%(d)(f)	2.23	%(f)	1.85	%(d)(f)	31.44	%(g)
Year ended 05/31/07	9.86	0.20	—	0.20	(0.20)	(0.20)	9.86	2.03%		107	1.53	%(d)	2.01%		1.79	%(d)	13.17%
Year ended 05/31/06	9.98	0.15	(0.12)	0.03	(0.15)	(0.15)	9.86	0.33%		105	1.53%		1.54%		1.76%		62.71%
Year ended 05/31/05	10.05	0.10	(0.07)	0.03	(0.10)	(0.10)	9.98	0.33%		106	1.53%		1.03%		1.74%		20.26%
Year ended 05/31/04	10.25	0.11	(0.20)	(0.09)	(0.11)	(0.11)	10.05	(0.91)%		123	1.50%		1.06%		1.73%		23.36%
Period ended 05/31/03(e)	10.25	0.10	—	0.10	(0.10)	(0.10)	10.25	0.98	%(g)	1	1.50	%(f)	1.51	%(f)	1.91	%(f)	41.77%

*	Unaudited.
(a)	Excludes sales charge for Class A and Class C Shares.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.
(g)	Not annualized.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover Rate(c)
National Tax-Exempt Bond Fund Institutional Class Shares
Period ended 11/30/07*	$9.46	$0.17	$0.09	$0.26	$(0.17)	$—	$(0.17)	$9.55	2.81	%(h)	$80,185	0.52	%(d)(g)	3.66	%(g)	0.80	%(d)(g)	57.89	%(h)
Year ended 05/31/07	9.48	0.34	(0.01)	0.33	(0.34)	(0.01)	(0.35)	9.46	3.49%		81,317	0.53	%(d)	3.59%		0.77	%(d)	22.17%
Year ended 05/31/06	9.72	0.34	(0.24)	0.10	(0.34)	—	(0.34)	9.48	1.03%		97,896	0.53%		3.52%		0.75%		50.88%
Year ended 05/31/05	9.71	0.34	0.01	0.35	(0.34)	—	(0.34)	9.72	3.62%		122,151	0.52%		3.45%		0.74%		16.69%
Year ended 05/31/04	10.03	0.33	(0.32)	0.01	(0.33)	—	(0.33)	9.71	0.13%		143,400	0.50%		3.37%		0.72%		20.38%
Year ended 05/31/03	9.86	0.34	0.25	0.59	(0.34)	(0.08)	(0.42)	10.03	6.12%		170,408	0.49%		3.38%		0.72%		36.00%
Class A Shares
Period ended 11/30/07*	9.48	0.15	0.10	0.25	(0.15)	—	(0.15)	9.58	2.66	%(h)	692	1.02	%(d)(g)	3.16	%(g)	1.30	%(d)(g)	57.89	%(h)
Year ended 05/31/07	9.50	0.30	(0.01)	0.29	(0.30)	(0.01)	(0.31)	9.48	2.97%		821	1.03	%(d)	3.09%		1.27	%(d)	22.17%
Year ended 05/31/06	9.74	0.29	(0.24)	0.05	(0.29)	—	(0.29)	9.50	0.53%		767	1.03%		3.04%		1.25%		50.88%
Year ended 05/31/05	9.73	0.29	0.01	0.30	(0.29)	—	(0.29)	9.74	3.09%		276	1.02%		2.95%		1.24%		16.69%
Year ended 05/31/04	10.03	0.28	(0.30)	(0.02)	(0.28)	—	(0.28)	9.73	(0.16)%		281	1.00%		2.92%		1.22%		20.38%
Period ended 05/31/03(e)	10.14	0.19	(0.03)	0.16	(0.19)	(0.08)	(0.27)	10.03	1.67	%(h)	35	1.00%		2.82	%(g)	1.23	%(g)	36.00%
Class C Shares
Period ended 11/30/07*	9.47	0.13	0.09	0.22	(0.13)	—	(0.13)	9.56	2.30	%(h)	106	1.52	%(d)(g)	2.66	%(g)	1.80	%(d)(g)	57.89	%(h)
Year ended 05/31/07	9.48	0.25	— (f)	0.25	(0.25)	(0.01)	(0.26)	9.47	2.57%		105	1.53	%(d)	2.59%		1.77	%(d)	22.17%
Year ended 05/31/06	9.72	0.24	(0.24)	—	(0.24)	—	(0.24)	9.48	0.03%		151	1.53%		2.52%		1.75%		50.88%
Year ended 05/31/05	9.71	0.24	0.01	0.25	(0.24)	—	(0.24)	9.72	2.59%		177	1.53%		2.45%		1.74%		16.69%
Year ended 05/31/04	10.04	0.24	(0.33)	(0.09)	(0.24)	—	(0.24)	9.71	(0.96)%		172	1.50%		2.41%		1.72%		20.38%
Period ended 05/31/03(e)	10.14	0.16	(0.02)	0.14	(0.16)	(0.08)	(0.24)	10.04	1.43	%(h)	52	1.50%		2.31	%(g)	1.73	%(g)	36.00%

*	Unaudited.
(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Amount rounds to less than $0.005 or $(0.005).
(g)	Annualized.
(h)	Not annualized.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Notes to Financial Statements

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES

PNC Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. Effective September 28, 2007, Mercantile Funds, Inc. changed its name to PNC Funds, Inc. The Articles of Incorporation of the Company authorize the Board of Directors to issue up to twenty billion shares, having a par value of $0.001 per share. The Company is a series mutual fund which currently issues shares of common stock representing interests in fourteen investment portfolios: Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Money Market Funds”), Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (the “Equity Funds”), and Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (the “Bond Funds”), (the Money Market Funds, Equity Funds and Bond Funds collectively, the “Funds,” individually, each a “Fund”).

Each Fund is authorized to issue three classes of shares: Institutional Class Shares, Class A Shares and Class C Shares. Shares of all classes of a Fund represent equal pro rata interests in the Fund and bear the same fees and expenses, except that (i) Class A Shares of the Equity Funds and Bond Funds are subject to maximum front-end sales charges of 4.75% and 4.25%, respectively, (ii) Class C Shares of each Fund are subject to a contingent deferred sales charge of 1.00%, and (iii) Class A Shares and Class C Shares of each Fund are subject to distribution and servicing fees payable pursuant to separate Distribution and Services Plans adopted for each such class of shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The price of each share class of each Fund is calculated as of the close of trading on the New York Stock Exchange. Similarly, the financial statements are prepared as of the close of trading on the New York Stock Exchange on November 30, 2007. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A)	Security Valuation: Investment securities held by the Money Market Funds are valued under an amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company’s Board of Directors. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

Investments held by the Equity Funds and Bond Funds are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at fair value in accordance with procedures established by the Board of Directors. The Board of Directors of the Company has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations no longer represent the fair value of the foreign securities held by the International Equity Fund and may require fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining such fair value prices, the International Equity Fund utilizes data furnished by an independent pricing service. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and ask prices in the over-the-counter market. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share on the day of valuation. The net asset value per share of the Equity Funds and Bond Funds will fluctuate as the values of their respective investment portfolios change.

PNC Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

B)	Security Transactions and Investment Income: Security transactions are accounted for on the trade date of financial reporting dates. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. All premiums and discounts are amortized or accreted for both financial statement and tax reporting purposes using the effective interest method. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general expenses of the Company are allocated among the Funds based on relative net assets or another reasonable basis. In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of the Fund are allocated among the separate classes based on the relative net assets of each class. Expenses directly attributable to a particular class of shares of a Fund are charged to the operations of that class.

C)	Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are determined separately for each class of shares of a Fund and are declared daily and paid monthly to shareholders of Money Market Funds and Bond Funds; are declared and paid quarterly to shareholders of Growth & Income Fund, Equity Income Fund and Diversified Real Estate Fund; are declared and paid semi-annually to shareholders of International Equity Fund and Equity Growth Fund; and are declared and paid annually to shareholders of Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Funds. Each Fund intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

D)	Repurchase Agreements: Each Fund, except Tax-Exempt Money Market Fund, Tax-Exempt Limited Maturity Bond Fund, Maryland Tax-Exempt Bond Fund, and National Tax-Exempt Bond Fund, may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. In the case of Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a market value greater than or equal to 102% of the repurchase agreement.

E)	Foreign Securities: Investing in foreign securities is subject to certain risks such as currency exchange rate volatility, possible political, social, or economic instability, foreign taxation and/or differences in auditing and other financial standards. The Funds are subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains realized upon disposition of certain foreign securities held by International Equity Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. As applicable, International Equity Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

F)	Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G)	Forward Foreign Currency Exchange Contracts: International Equity Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of the Fund’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. See Note 3 for details of forward foreign currency exchange contracts outstanding as of November 30, 2007.

PNC Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

H)	Forward Interest Rate Swap Contracts: The Bond Funds may enter into forward interest rate swap contracts in order to hedge their exposure to changes in interest rates on their debt portfolio holdings. All commitments are marked-to-market daily at the applicable interest rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included as realized gain or loss in the Statements of Operations. Such contracts, which protect the value of the Fund’s investment securities against an increase in interest rates, do not eliminate fluctuations in the underlying prices of the securities, but its characteristics are such that the contract’s price tends to move in the opposite direction of the underlying bonds in the portfolio. Also, although such contracts tend to minimize the risk of loss due to an increase in interest rates, at the same time they tend to limit any potential gain that might be realized should interest rates decrease. There were no outstanding forward interest rate swap contracts outstanding as of November 30, 2007.

I)	Interest Rate Swap Agreements: The Bond Funds may invest in interest rate swap agreements for the purpose of hedging against changes in interest rates. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as realized gain or loss. Entering into interest rate swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. There were no outstanding interest rate swap contracts outstanding as of November 30, 2007.

J)	Securities Lending: Pursuant to an agreement with Credit Suisse First Boston, New York Branch, each Fund except Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund lends its portfolio securities to approved brokers, dealers or other financial institutions to earn additional income. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% (105% for the International Equity Fund) of the value of the securities on loan. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with securities lending is invested in certain high quality, liquid investments. Although the collateral mitigates risk; securities lending presents risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. The Company has the right under the securities lending agreement to recover the loaned securities from the borrower on demand.

At November 30, 2007, the cash collateral received by the Funds was pooled and invested in the following securities. Each of the Funds participating in securities lending at that date owned a pro-rata portion of the securities listed below.

	Par	Value
TIAA Real Estate CDO Ltd., 4.83%, 12/28/2007	$16,435,235	$16,435,235
Commodore CDO, 5.78%, 12/12/2007	5,150,554	5,150,554
Bank of New York, 4.75%, 01/30/2008	20,000,000	20,000,505
Bank of Paribas New York, 5.52%, 12/13/2007	20,000,000	20,000,000
Royal Bank of Scotland New York, 4.80%, 01/28/2008	20,000,000	20,000,000
Allstate Life Global Funding II, 0.87%, 12/17/2007	4,000,000	4,000,000
American General Finance Corp., 4.70%, 12/17/2007	10,000,000	10,000,000
Anglo Irish Bank Corp., 4.72%, 12/05/2007	20,000,000	20,000,000
BCP Finance Bank Ltd., 4.76%, 12/03/2007	20,000,000	20,000,000
Bear Stearns Co., Inc., 4.71%, 12/17/2007	22,000,000	2,000,000
Genworth Financial, 4.71%, 12/17/2007	10,000,000	10,000,000
Irish Life & Permanent PLC., 5.03%, 12/21/2007	7,000,000	6,998,600
Jackson National Life Fund, 4.78%, 12/03/2007	10,000,000	10,000,000
Natixis, 4.66%, 12/17/2007	20,000,000	19,995,654
Northern Rock PLC, 4.75%, 12/03/2007	12,000,000	12,000,000
SLM Corp., 4.66%, 12/17/2007	20,000,000	20,000,000
Estalvis Catalunya, 5.75%, 12/07/2007	20,000,000	20,000,000

PNC Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

	Par	Value
CAM US Finance SA, 5.24%, 01/03/2008	$20,000,000	$20,000,000
Citi Group Inc., 5.23%, 01/18/2008	25,000,000	25,000,000
DekaBank, 5.22%, 01/21/2008	15,000,000	14,997,000
KKR Atlantic, 5.22%, 01/21/2008*	8,289,294	8,289,294
Rams Funding Two LLC., 5.00%, 12/17/2007	17,469,498	17,469,498
AGY AAA TRIREPO, 4.53%, 12/03/2007	15,660,000	15,660,000
AGY AAA TRIREPO, 4.53%, 12/03/2007	100,000,000	100,000,000

*	KKR Atlantic Funding Trust (the “Trust”) is an asset backed commercial paper investment currently held in the Company’s joint account for the securities lending program. As of 12/31/07, the security’s par value was $8.2 million and represented 2% of the Company’s total securities lending portfolio. On August 15, 2007, the Trust was downgraded to “B” from F1+ by Fitch and the A-1+/P-1 ratings of S&P and Moody’s, respectively, were placed on review for a downgrade. The Trust is collateralized with a portfolio of AAA-rated private label residential mortgage-backed securities. Investor concerns about subprime risk and conditions in the housing market led to a deterioration in the market value of the underlying collateral and, as a result, the Trust violated an over-collateralization trigger. On October 15, 2007, the Trust was restructured and extended with 50% of the holdings maturing on February 15, 2008 and March 13, 2008, respectively. Given continued distressed conditions in the structured securities market, it is unlikely the Trust will make maturity payments as currently scheduled. Several options are being explored by the noteholders including another restructuring and extension of maturities; the distribution of a pro-rata portion of the Trust’s portfolio assets, including credit enhancements, to investors or; the creation of a new trust managed by a third-party administrator.

K)	In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L)	In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

PNC Capital Advisors, Inc. (“PNC Capital” or the “Advisor”), formerly known as Mercantile Capital Advisors Inc., a wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. For its services as advisor, PNC Capital receives an advisory fee computed daily (as a percentage of average daily net assets) and payable monthly at an annual rate of:

Fund	Advisory Fee on net assets up to $1 billion	Advisory Fee on net assets over $1 billion
Prime Money Market Fund	0.25%	0.20%
Government Money Market Fund	0.25%	0.20%
Tax-Exempt Money Market Fund	0.25%	0.20%
Growth & Income Fund	0.60%	0.40%
Equity Income Fund	0.60%	0.40%
Equity Growth Fund	0.60%	0.40%
Capital Opportunities Fund	1.30%	1.20%
International Equity Fund	1.22%	0.90%

PNC Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued

Fund	Advisory Fee on net assets up to $1 billion	Advisory Fee on net assets over $1 billion
Diversified Real Estate Fund	0.80%	0.60%
Limited Maturity Bond Fund	0.35%	0.20%
Total Return Bond Fund	0.35%	0.20%
Maryland Tax-Exempt Bond Fund	0.50%	0.25%
Tax-Exempt Limited Maturity Bond Fund	0.50%	0.25%
National Tax-Exempt Bond Fund	0.50%	0.25%

PNC Capital pays sub-advisory fees for the following Funds to:

Sub-Adviser	Fund		Sub-Advisory Fee*
Morgan Stanley Investment Management, Ltd.	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $25 million On the second $25 million On the third $25 million On average net assets in excess of $75 million
Julius Baer Investment Management, LLC	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $20 million On the second $20 million On the next $60 million On average net assets in excess of $100 million
Delaware Management Company	Capital Opportunities Fund	0.70% 0.60% 0.50% 0.45%	On average net assets up to $100 million On the next $150 million On the next $250 million On average net assets in excess of $500 million
Boyd Watterson Asset Management, LLC	Limited Maturity Bond Fund Total Return Bond Fund	0.20% 0.30% 0.17% 0.20% 0.30% 0.17%

On average net assets up to $140,403,000

On average net assets greater than $140,403,000 and up to $1 billion

On average net assets in excess of $1 billion

On average net assets up to $144,344,000

On average net assets greater than $144,344,000 and up to $1 billion

On average net assets greater than $1 billion

*	The fees shall be waived proportionally subject to any management fee waivers that PNC Capital has voluntarily made in order to maintain annual fees and expenses for the Funds at a certain level.

For its services as Administrator, PNC Capital receives an administration fee computed daily and payable monthly at an annual rate of 0.125% of the average daily net assets of each Fund. PNC Capital pays sub-administration fees to Citi Fund Services Ohio, Inc. (“Citi Ohio”). PNC Capital may, at its discretion, voluntarily waive a portion of its advisory fees for any Fund or reimburse any Fund’s expenses. The waivers and reimbursements may be terminated at any time at the option of PNC Capital. As set forth in each Fund’s prospectus, PNC Capital may seek reimbursement from a Fund for such waived or reimbursed amounts, subject to Board approval. For the period ended November 30,2007, PNC Capital did not seek reimbursement from any Fund for any waived or reimbursed amounts.

Shares in each Fund are sold on a continuous basis by the Company’s distributor, PNC Fund Distributor, LLC (the “Distributor”), an indirect wholly-owned subsidiary of The Foreside Financial Group, LLC. The Distributor receives no fee for these services. The Funds also pays Citi Ohio fees for fund accounting, blue sky and transfer agent services provided to the Funds.

PNC Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued

The Company has adopted separate Distribution and Services Plans with respect to Class A Shares and Class C Shares of the Funds. Pursuant to the Distribution and Services Plans, the Company may pay (i) the Distributor or other persons for expenses and activities primarily intended to result in the sale of Class A Shares or Class C Shares, as the case may be, and (ii) service organizations for administrative support services provided to their customers who are the record or beneficial owners of Class A Shares or Class C Shares, as the case may be. Under the Distribution and Services Plans, payments for distribution services and expenses may not exceed 0.25% and 0.75% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares, respectively, and payments for administrative support services may not exceed 0.25% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares owned of record or beneficially by customers of service organizations. For the six months ended November 30, 2007, PNC Fund Distributor, LLC waived a portion of distribution and service fees for Class C shares of Prime Money Market Fund, Government Money Market Fund, and Tax-Exempt Money Market Fund and did not seek reimbursement.

Each Board of Director of the Company receives from the Company an annual fee of $28,000, and a fee of $2,000 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended, and is reimbursed for all out-of-pocket expenses incurred as a Director. The Chairman of the Board of Directors receives an additional annual fee of $10,000 for services in this capacity.

PNC Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

3.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A summary of forward foreign currency contracts in International Equity Fund which were outstanding at November 30, 2007, is as follows:

Delivery Dates	Sell	Buy	Unrealized Appreciation/ (Depreciation)
12/3/2007	JPY 48,474,942	USD 440,922	$4,433
12/3/2007	EUR 28,383	USD 41,545	$23
12/4/2007	JPY 36,569,866	USD 330,441	$1,107
12/4/2007	EUR 225,000	USD 332,235	$3,073
12/4/2007	GBP 170,000	USD 351,543	$2,116
12/12/2007	USD 1,441,196	AUD 1,669,532	$32,118
12/24/2007	USD 1,798,402	GBP 896,914	$43,999
12/24/2007	USD 786,702	TRY 970,161	$27,334
12/27/2007	CAD 1,326,965	USD 1,368,400	$40,547
1/31/2008	USD 2,886,505	JPY 329,566,686	$103,028
1/31/2008	USD 2,900,477	JPY 329,566,686	$89,056
1/31/2008	JPY 162,145,500	USD 1,510,213	$39,375
2/8/2008	USD 9,283,098	JPY 1,051,696,101	$264,833

			$651,042
12/3/2007	USD 32,252	GBP 15,652	$(80)
12/3/2007	TRY 4,885	USD 4,050	$(76)
12/3/2007	USD 30,577	GBP 14,839	$(75)
12/3/2007	GBP 6,067	USD 12,458	$(12)
12/3/2007	USD 19,339	GBP 9,418	$(19)
12/3/2007	EUR 3,435	USD 5,002	$(24)
12/4/2007	USD 17,996	GBP 8,703	$(108)
12/4/2007	GBP 1,397	USD 2,844	$(27)
12/4/2007	GBP 9,373	USD 19,084	$(182)
12/5/2007	USD 358,386	AUD 401,238	$(4,190)
12/24/2007	TRY 970,161	USD 761,508	$(52,528)
12/27/2007	USD 1,327,960	CAD 1,326,965	$(107)
12/27/2007	CZK 24,728,422	USD 1,268,580	$(112,849)
1/31/2008	JPY 329,566,686	USD 2,886,505	$(103,028)
2/19/2008	HUF 532,789,911	USD 3,044,166	$(17,483)
2/19/2008	PLN 6,939,205	USD 2,767,534	$(45,676)
2/20/2008	USD 5,942,637	JPY 651,075,260	$(24,456)
2/20/2008	USD 2,461,071	JPY 269,808,484	$(8,551)
2/21/2008	USD 1,310,078	MXN 14,408,235	$(3,368)

			$(372,839)

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CZK	Czech Republic Koruna
EUR	European Union Euro
GBP	British Pound
HUF	Hungary Forint
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Poland Zlotych
TRY	Turkey New Lira
USD	U.S. Dollar

PNC Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

4.	SECURITIES LENDING

At November 30, 2007, the value of securities loaned and collateral was as follows:

	Value of Securities Loaned	Value of Collateral
Prime Money Market Fund	$27,793,961	$28,357,707
Government Money Market Fund	117,303,257	119,564,299
Growth & Income Fund	77,322,408	79,890,292
Equity Income Fund	11,677,869	12,207,231
Equity Growth Fund	6,018,071	6,213,753
Capital Opportunities Fund	71,097,462	73,126,929
International Equity Fund	53,538,229	56,252,715
Diversified Real Estate Fund	67,344,427	69,188,330
Limited Maturity Fund	4,533,305	4,622,632
Total Return Bond Fund	8,433,976	8,579,027

5.	PURCHASES & SALES OF SECURITIES

For the six months ended November 30, 2007, total aggregate purchases and proceeds from sales of investment securities (excluding in-kind redemptions and short-term securities) were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Growth & Income Fund	$232,422,917	$381,110,620	$—	$—
Equity Income Fund	40,749,742	58,480,222	—	—
Equity Growth Fund	29,201,960	45,865,996	—	—
Capital Opportunities Fund	74,003,917	103,891,855	—	—
International Equity Fund	211,822,056	290,104,677	—	—
Diversified Real Estate Fund	23,083,538	38,278,306	—	—
Limited Maturity Bond Fund	40,476,966	63,252,796	3,611,283	12,381,355
Total Return Bond Fund	38,970,698	48,069,167	9,036,746	13,630,578
Maryland Tax-Exempt Bond Fund	8,772,106	6,972,036	—	—
Tax-Exempt Limited Maturity Bond Fund	19,650,721	16,275,312	—	—
National Tax-Exempt Bond Fund	46,524,998	42,590,669	—	—

6.	FEDERAL INCOME TAX INFORMATION

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders, which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies and excise tax regulations. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

As required, effective November 29, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The adoption of FIN 48 did not impact the Funds’ net assets or results of operations.

PNC Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

6.	FEDERAL INCOME TAX INFORMATION — Continued

The tax character of dividends and distributions paid during the year ended May 31, 2007 were as follows:

Portfolio	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	$—	$44,946,078	$—	$—	$44,946,078
Government Money Market Fund	—	20,169,431	—	—	20,169,431
Tax-Exempt Money Market Fund	7,262,634	—	—	—	7,262,634
Growth & Income Fund	—	16,978,475	55,130,555	—	72,109,030
Equity Income Fund	—	2,990,340	12,635,102	—	15,625,442
Equity Growth Fund	—	88,404	—	—	88,404
Capital Opportunities Fund	—	—	12,673,885	—	12,673,885
International Equity Fund	—	13,646,874	35,419,445	—	49,066,319
Diversified Real Estate Fund*	—	6,291,582	10,523,160	—	16,814,742
Limited Maturity Bond Fund	—	5,357,524	—	—	5,357,524
Total Return Bond Fund	—	7,185,395	—	—	7,185,395
Maryland Tax-Exempt Bond Fund	1,856,050	—	—	—	1,856,050
Tax-Exempt Limited Maturity Bond Fund	2,200,067	—	—	—	2,200,067
National Tax-Exempt Bond Fund	3,326,864	—	51,363	—	3,378,227

The tax character of dividends and distributions paid during the year ended May 31, 2006 were as follows:

Portfolio	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	$—	$26,934,447	$—	$—	$26,934,447
Government Money Market Fund	—	13,169,340	—	—	13,169,340
Tax-Exempt Money Market Fund	4,406,660	—	—	—	4,406,660
Growth & Income Fund	—	5,886,677	19,604,722	—	25,491,399
Equity Income Fund	—	1,884,149	—	—	1,884,149
Equity Growth Fund	—	39,444	—	—	39,444
Capital Opportunities Fund	—	1,802,111	10,497,723	—	12,299,834
International Equity Fund	—	6,098,697	18,227,605	—	24,326,302
Diversified Real Estate Fund*	—	3,764,299	11,938,970	—	15,703,269
Limited Maturity Bond Fund	—	4,949,654	—	—	4,949,654
Total Return Bond Fund	—	5,930,405	22,831	—	5,953,236
Maryland Tax-Exempt Bond Fund	1,870,840	—	—	—	1,870,840
Tax-Exempt Limited Maturity Bond Fund	2,326,626	—	—	—	2,326,626
National Tax-Exempt Bond Fund	3,624,562	—	—	—	3,624,562

*	Information as of the tax year ended December 31, 2006 and 2005, respectively.

PNC Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

6.	FEDERAL INCOME TAX INFORMATION — Continued

Diversified Real Estate Fund has a tax year end of December 31. Therefore, the tax character of dividends and distributions paid for January 1, 2007 through May 31, 2007 will be determined at the end of its tax year.

The tax-basis components of distributable earnings at May 31, 2007 were as follows:

Portfolio	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Differences	Unrealized Appreciation (Depreciation)*	Capital Loss Carryforwards	Post- October Loss	Paid-in Capital	Net Assets
Prime Money Market Fund	$—	$3,389,805	$—	$(3,386,232)	$—	$—	$—	$1,025,154,459	$1,025,158,032
Government Money Market Fund	—	1,881,417	—	(1,881,417)	—	(528)	—	490,761,209	490,760,681
Tax-Exempt Money Market Fund	692,938	—	—	(692,938)	—	(69,272)	—	244,504,679	244,435,407
Growth & Income Fund	—	11,315,399	19,055,346	—	87,508,862	—	—	353,979,456	471,859,063
Equity Income Fund	—	3,309,954	4,921,632	—	18,116,586	—	—	75,439,483	101,787,655
Equity Growth Fund	—	7,584	—	—	9,598,667	(22,892,057)	—	65,953,437	52,667,631
Capital Opportunities Fund	—	1,877,116	17,749,622	—	59,869,067	—	—	147,225,584	226,721,389
International Equity Fund	—	15,702,147	31,299,020	—	238,120,465	—	—	545,858,878	830,980,510
Diversified Real Estate Fund**	—	2,968,268	10,616,802	—	111,113,449	—	—	101,460,270	226,158,789
Limited Maturity Bond Fund	—	286,274	—	(286,628)	(810,490)	(2,788,389)	(236,297)	129,238,504	125,402,974
Total Return Bond Fund	—	324,555	—	(475,450)	(1,468,400)	(1,360,127)	(54,080)	151,630,975	148,597,473
Maryland Tax-Exempt Bond Fund	143,625	—	—	(143,625)	555,350	(632,295)	—	49,860,453	49,783,508
Tax-Exempt Limited Maturity Bond Fund	157,396	—	—	(157,396)	(278,434)	(1,708,060)	—	62,072,366	60,085,872
National Tax-Exempt Bond Fund	253,353	—	417,081	(253,353)	402,859	—	—	81,423,116	82,243,056

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.
**	Information as of the tax year ended December 31, 2006.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

As of the latest tax year ended May 31, 2007, the Funds had capital loss carryforwards’ available to offset future realized capital gains through the indicated expiration dates:

Expiration date 5/31	2008	2009	2010	2011	2012	2013	2014	2015	TOTAL
Government Money Market Fund	$—	$—	$(528)	$—	$—	$—	$—	$—	$(528)
Tax-Exempt Money Market Fund	(6,309)	—	—	—	(62,963)	—	—	—	(69, 272)
Equity Growth Fund	—	—	—	(22,137,969)	(754,088)	—	—	—	(22,892,057)
Limited Maturity Bond Fund	—	—	—	(730,780)	—	(66,571)	(804,061)	(1,186,977)	(2,788,389)
Total Return Bond Fund	—	—	—	—	—	—	—	(1,360,127)	(1,360,127)
Maryland Tax-Exempt Bond Fund	—	—	—	—	(470,875)	—	(161,420)	—	(632,295)
Tax-Exempt Limited Maturity Bond Fund	—	—	—	—	(281,678)	—	(842,395)	(583,987)	(1,708,060)

The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Funds.

During the year ended May 31, 2007, the following funds utilized capital loss carryforwards to offset capital gains realized.

Prime Money Market Fund	$31
Government Money Market Fund	1,763
Equity Growth Fund	2,685,446
Maryland Tax-Exempt Bond Fund	148,168
National Tax-Exempt Bond Fund	210,298

7.	LINE OF CREDIT

The Company has established a line of credit with the Funds’ custodian, Fifth Third Bank (“Fifth Third”). The line of credit, which is in an uncommitted aggregate amount of $40 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets, that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus 0.50% per annum. During the six months ended November 30, 2007 the following Funds borrowed amounts and paid interest as noted in the table below, which is reflected as a component of “Other” expense on the Statements of Operations.

	Range of Borrowings	Interest Paid	Weighted Average Interest Rate
Growth & Income Fund	$103,268—$2,433,960	$3,876	5.29%
Equity Income Fund	$58,882 —$638,515	$779	5.29%
Equity Growth Fund	$102,869—$1,130,524	$849	5.12%
Capital Opportunities Fund	$157,907—$2,703,704	$3,958	5.74%
International Equity Fund	$159,985—$1,804,799	$1,994	5.38%
Diversified Real Estate Fund	$106,061—$1,485,365	$6,283	5.49%

At November 30, 2007 the following funds had outstanding borrowings against the line of credit:

Fund	Amount Outstanding
Growth & Income Fund	$487,723
Equity Income Fund	537,043
Equity Growth Fund	1,130,641
Diversified Real Estate Fund	542,265

8.	CUSTODY CREDIT

Fifth Third has agreed with the Company to offset the monthly aggregate invoices for domestic and international equity custody services by $25,000 per month. This credit is conditioned on the Company continuing to utilize Fifth Third for all aspects of custodial duties as outlined in the custody agreement.

9.	RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by

PNC Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

9.	RESTRICTED SECURITIES — Continued

Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Advisor based on procedures established by the Board of Directors. Therefore, not all restricted securities are considered illiquid.

At November 30, 2007, International Equity Fund held restricted securities that were illiquid, representing 0.34% of net assets, as follows:

	Acquisition Date	Acquisition Cost ($)	Principal Amount or Shares	Value ($)	% of Net Assets
International Equity Fund
Deutsche Bank AG London	9/28/2007	226,257	29,654	189,394	0.02%
	9/28/2007	129,432	66,512	124,963	0.02%
	9/28/2007	75,715	26,353	71,572	0.01%
	10/2/2007	144,720	18,957	121,076	0.02%
	10/2/2007	36,068	18,005	33,828	0.00%
	10/3/2007	94,078	12,032	76,846	0.01%
	10/3/2007	21,019	10,493	19,714	0.00%
	11/21/2007	112,769	13	142,571	0.02%
	11/21/2007	69,339	13	82,031	0.01%
	11/21/2007	64,212	13	73,805	0.01%
	11/21/2007	139,236	13	170,954	0.02%
	11/21/2007	75,777	13	95,980	0.01%
	11/21/2007	344,194	13	427,363	0.06%
	11/21/2007	52,287	13	60,141	0.01%
	11/21/2007	13,344	13	16,709	0.00%
	11/21/2007	91,011	13	105,699	0.01%
	11/21/2007	20,215	13	25,163	0.00%
	11/21/2007	15,817	13	20,123	0.00%
	11/21/2007	38,517	13	46,515	0.01%
	11/21/2007	24,121	13	29,174	0.00%
	11/21/2007	21,163	13	23,634	0.00%
	11/21/2007	38,382	13	47,800	0.01%
	11/21/2007	5,091	13	6,321	0.00%
	11/21/2007	21,672	13	24,989	0.00%
	11/21/2007	14,969	13	18,746	0.00%
	11/21/2007	3,300	13	4,167	0.00%
	11/21/2007	167,121	13	207,516	0.03%
	11/21/2007	23,626	13	35,920	0.00%
	11/21/2007	190,090	13	225,597	0.03%
	11/21/2007	41,145	13	48,831	0.01%
	11/21/2007	—	13	—	0.00%

10.	REDEMPTION-IN-KIND TRANSACTIONS

During the period ended November 30, 2007, the Funds delivered securities of the Funds in exchange for the redemption of Institutional Shares (redemption-in-kind). Cash and securities were transferred for redemptions at a fair value. For financial reporting purposes the Funds recorded net realized gains in connection with the transactions.

Fund Name	Amount Redeemed	Share Redeemed	Realized Gain on securities transferred
Growth & Income	$87,620,181	4,939,131	$45,106,087
Equity Income	10,996,725	2,527,983	8,285,200
Equity Growth	12,119,261	1,366,320	5,987,179
Capital Opportunities	10,719,466	967,461	2,575,974
International Equity	19,635,071	1,034,514	11,885,181

However, for tax purposes, the transactions received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies.

PNC Funds, Inc.

Notes to Financial Statements — Concluded

(Unaudited)

11.	CONCENTRATIONS/RISKS

Diversified Real Estate Fund invests primarily in the securities of companies principally engaged in the real estate business, which are subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.

The net asset value per share of Capital Opportunities Fund could fluctuate in price more than most Funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Certain investments owned by the Funds (primarily Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or (for Tax-Exempt Money Market Fund) may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares.

12.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS (UNAUDITED)

Prior to October 15, 2007 Boyd Watterson Asset Management LLC (“Boyd Watterson”) was an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”) and served as the sub-adviser to the Limited Maturity Bond Fund and Total Return Bond Fund pursuant to a sub-advisory agreement entered into by Boyd Watterson and Mercantile Capital Advisors, Inc. (now known as PNC Capital Advisors, Inc.) on July 19, 2007 (the “Prior Sub-Advisory Agreement”). On October 15, 2007 a company formed by certain members of Boyd Watterson’s management purchased all of Boyd Watterson’s shares from its ultimate parent company, PNC (the “Proposed Transaction”). This change of control resulted in an “assignment”, as that term is defined in the 1940 Act, of the Prior Sub-Advisory Agreement. As a result, the Prior Sub-Advisory Agreement automatically terminated in accordance with its terms.

At a regular meeting held on August 17, 2007, the Directors of the Funds, including a majority of the Directors who are not “interested persons” (the “Independent Directors”), met in person and voted to approve an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between PNC Capital Advisors, Inc. (formerly known as Mercantile Capital Advisors, Inc.) and Boyd Watterson for Boyd Watterson to continue to serve as the sub-adviser to the Total Return Bond Fund and Limited Maturity Bond Fund, in the event that the Proposed Transaction occurred prior to shareholder approval of a new sub-advisory agreement, and a new sub-advisory Agreement between PNC Capital Advisors, Inc. and Boyd Watterson, subject to approval by shareholders of the Total Return Bond Fund and the Limited Maturity Bond Fund. For information about the Board’s deliberations and the reasons for its recommendation, see “Board Approval of Certain Sub-Advisory Agreements” below.

At a Special Meeting of Shareholders held on October 12, 2007, shareholders of the Limited Maturity Bond Fund and Total Return Bond Fund approved a new sub-advisory agreement between PNC Capital Advisors, Inc. and Boyd Watterson Asset Management, LLC. The voting results were as detailed below:

Fund	Shares Voted “For”	Shares Voted “Against”	Shares Abstained	Total
Limited Maturity Bond Fund	8,750,801.17	1,306.66	17,656.92	8,769,764.75
Total Return Bond	13,970,492.32	1,239.87	4,883.71	13,976,615.90

PNC Funds, Inc. .

Board Approval of Certain Sub-Advisory Agreements

(Unaudited)

Capital Opportunities Fund:

PNC Capital Advisors, Inc., formerly known as Mercantile Capital Advisors, Inc. (“PNC Capital”) is the investment advisor to the Company. The Advisory Agreement between the Company and PNC Capital authorizes PNC Capital to employ sub-advisers to assist in the performance of any or all of the advisory services to the Company’s funds under PNC Capital’s supervision, provided that any fees or compensation payable to a sub-adviser shall be paid by PNC Capital. PNC Capital has delegated the day-to-day investment management of the Capital Opportunities Fund to Delaware Management Company (“Delaware”) pursuant to a separate Sub-Advisory Agreement between PNC Capital and Delaware (the “Sub-Advisory Agreement”).

At the August 17, 2007 meeting, the Board of Directors, including a majority of the independent Directors, unanimously approved the continuation of the Sub-Advisory Agreement for an additional one-year period. The Directors had previously reviewed and approved the continuation of the Advisory Agreement with PNC Capital for an additional one-year period. Information regarding the Directors’ consideration of the Advisory Agreement with PNC Capital is available in the Company’s Annual Report dated May 31, 2007.

In connection with the approval of the continuation of the Sub-Advisory Agreement, the Directors considered, with the assistance of their independent counsel (“Independent Counsel”), their legal responsibilities and reviewed materials received from Delaware. The materials were requested by PNC Capital and contained specific information to assist the Directors in their consideration of the Sub-Advisory Agreement. The Directors also received a memorandum from Independent Counsel discussing the legal standards for their consideration of the proposed continuance. The Directors reviewed these materials with representatives of Delaware, management of PNC Capital and the Company, counsel to the Company and Independent Counsel. The Directors also discussed the proposed continuance in an executive session with counsels, at which no representatives of Delaware or PNC Capital were present.

The Directors considered whether such approval would be in the best interests of the Capital Opportunities Fund and its shareholders, focusing primarily on the nature and quality of the services provided by Delaware and the overall fairness of the Sub-Advisory Agreement. In their deliberations, the Directors did not rank the importance of any particular information or factor considered, and it is presumed that each Director attributed different weights to the various factors. Based on their evaluation of all material factors, including those described below, the Directors concluded that the terms of the Sub-Advisory Agreement were reasonable and fair and that the continuation of the Sub-Advisory Agreement was in the best interest of the Capital Opportunities Fund and its shareholders.

In considering the nature, extent and quality of the sub-advisory services rendered by Delaware, the Directors considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Delaware dedicated to performing services for the Capital Opportunities Fund. The Directors also considered Delaware’s policies and practices regarding investment selection, brokerage trading issues including brokerage selection, best execution, use of electronic communication networks, research, soft dollars, directed brokerage and allocation of portfolio transactions for the Capital Opportunities Fund. The Directors noted that Delaware may benefit from soft dollar arrangements, which they review at each regular meeting, whereby it receives brokerage and research services from brokers that execute purchases and sales of the fund’s securities. The Directors also considered Delaware’s compliance program. Based on these considerations, the Directors concluded that Delaware had the capabilities, resources and personnel necessary to manage the Capital Opportunities Fund.

In assessing the investment performance of the Capital Opportunities Fund, the Directors considered the performance of the fund in comparison to specified benchmark indices and the performance of Delaware’s other accounts with a similar investment style. In addition to the performance information received by the Directors at each regularly scheduled Board meeting, the Directors routinely receive detailed information from Delaware, which discusses the portfolio’s investment performance and holdings as well as Delaware’s investment outlook and strategy. The Directors reviewed the annualized performance of the institutional share class of the Capital Opportunities Fund for the one-, three- and five-year periods ended June 30, 2007 in comparison to the Morningstar category average of small-cap blend funds, the Russell 2000 Index and the Lipper small-cap core average peer group. The comparative information showed that the fund outperformed the average performance of the Morningstar category of small cap blend funds for the three-month and five-year periods and had underperformed for the year-to-date, one and three-year periods. The Directors noted that the fund had outperformed the Russell 2000 Index for the quarter, year-to-date and five-year periods ended; and had underperformed for the one- and three- year periods ended. The Directors concluded that, although the fund’s investment performance for the one- and three-year periods was lower than the peer group average performance, the Directors retained confidence in Delaware’s overall capabilities to manage the Capital Opportunities Fund.

The Directors also considered the overall fairness of the Sub-Advisory Agreement and reviewed the fee structure and information related to the profitability of Delaware from its association with the Capital Opportunities Fund. The Directors

PNC Funds, Inc. .

Board Approval of Certain Sub-Advisory Agreements — Continued

(Unaudited)

reviewed the breakpoints in the advisory fee schedules that reduce the respective fee rate on assets above a specified level for the fund. The Directors recognized that breakpoints may be an appropriate way for Delaware to share its economies of scale. The Directors noted that economies of scale may be realized by Delaware across similar products and services and recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and services models. While the breakpoints benefit PNC Capital, the Directors considered this in the context of PNC Capital’s voluntarily waiver of a portion of its advisory fee. The Directors recognized that breakpoints may be an appropriate way for a sub-adviser to share its economies of scale with PNC Capital and indirectly with the fund and noted that the assets of the fund had not yet grown to the point where breakpoints would be realized. In addition, the Directors reviewed the advisory fees in relation to fees charged other comparable funds and accounts managed by Delaware. The Directors concluded that, based on the services Delaware would provide to the fund under the Sub-Advisory Agreement, the compensation to be paid was fair and reasonable.

Limited Maturity Bond Fund and Total Return Bond Fund:

PNC Capital has delegated the day-to-day investment management of the Limited Maturity Bond Fund and Total Return Bond Fund to Boyd Watterson Asset Management, LLC (“Boyd Watterson”).

Prior to October 15, 2007 Boyd Watterson was an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”) and served as the sub-adviser to the Limited Maturity Bond Fund and Total Return Bond Fund (the “Funds”) pursuant to a sub-advisory agreement entered into on July 19, 2007 by Boyd Watterson and Mercantile Capital Advisors, Inc. (now known as PNC Capital Advisors, Inc. (“PNC Capital”)) (the “Prior Sub-Advisory Agreement”). On October 15, 2007 a company formed by certain members of Boyd Watterson’s management purchased all of Boyd Watterson’s shares from its ultimate parent company, PNC (the “Proposed Transaction”). This change of control resulted in an “assignment”, as that term is defined in the 1940 Act, of the Prior Sub-Advisory Agreement. As a result, the Funds’ Prior Sub-Advisory Agreement automatically terminated in accordance with its terms.

At their regular meeting held on August 17, 2007 , the Directors, including all of the independent Directors, considered an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”), to become effective in the event that the Proposed Transaction occurred prior to shareholder approval of a new sub-advisory agreement and a new sub-advisory agreement (the “New Sub-Advisory Agreement”), which was submitted to shareholders of the Funds at the Special Meeting of Shareholders held on October 12, 2007.

In reaching their decision to approve the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, the Directors, including all of the independent Directors, met with senior executives of Boyd Watterson and PNC personnel. In the course of their review, the Directors, with the assistance of independent counsel, considered their legal responsibilities with regard to all factors deemed relevant to each Fund, including, but not limited to, the following: (a) the quality of the services provided to the Funds since Boyd Watterson first became sub-adviser to the Funds; (b) the performance of the Funds since Boyd Watterson first became sub-adviser to the Funds; (c) the fact that the Proposed Transaction is not expected to affect the manner in which the Funds are advised; (d) the fact that the current portfolio managers will continue to be involved in the management of the Funds; (e) the compensation payable to Boyd Watterson under the New Sub-Advisory Agreement would be at the same rate as the compensation under the Prior Sub-Advisory Agreement; (f) the terms of the New Sub-Advisory Agreement would be unchanged from the Prior Sub-Advisory Agreement except for the different effective and termination dates; (g) Boyd Watterson’s overall investment performance record; and (h) other factors deemed relevant.

The Directors also evaluated the New Sub-Advisory Agreement in light of information that they had received from Boyd Watterson and PNC Capital prior to the meeting. The Directors reviewed these materials with representatives of Boyd Watterson and PNC Capital, legal counsel to the Funds and independent counsel to the Directors. The Directors also discussed the proposed approval in an executive session with counsel, at which no representatives of Boyd Watterson or PNC Capital were present. The Directors considered whether such approval would be in the best interests of the shareholders of Total Return Bond Fund and Limited Maturity Bond Fund, focusing primarily on the nature and quality of the services provided by Boyd Watterson and the overall fairness of the New Sub-Advisory Agreement. In their deliberations, the Directors did not rank the importance of any particular piece of information, and it is presumed that each Director attributed different weights to the various factors.

In approving the New Sub-Advisory Agreement, the Board considered the nature, extent and quality of the sub-advisory services being rendered by Boyd Watterson. The Directors took into account that there will be no material changes (including any changes to the fee structure or expense caps of the Funds) that will adversely impact PNC Capital’s or Boyd Watterson’s ability to provide the same quality of services as were provided in the past, particularly given that Boyd Watterson operated as an independent subsidiary; the New Sub-Advisory Agreement was similar in all material respects to the Prior Sub-Advisory

PNC Funds, Inc. .

Board Approval of Certain Sub-Advisory Agreements — Concluded

(Unaudited)

Agreement; management of Boyd Watterson would not change and the principals of Boyd Watterson would remain the same following the change in control; Boyd Watterson would be sufficiently capitalized following the Proposed transaction to continue its operations; and its operations and systems (such as compliance and business continuity) will be able to function without reliance of PNC or PNC Capital; there were no litigation or regulatory, or administrative proceedings pending against Boyd Watterson or its principal executive officers alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; there are no pending regulatory inquires by the SEC or other regulators involving Boyd Watterson; there are no compliance issues or material changes to compliance policies and procedures since the approval of the Prior Sub-Advisory Agreement; during the interim period, the advisory fees will be held in escrow pending approval of the New Sub-Advisory Agreement; there are no planned fee increases for the Funds over the next two years; the Funds would not bear any expenses related to the Proposed Transaction, including expenses related to the proxy statement, and any costs of indemnifying their officers, directors or agents with respects to the costs of any litigation or regulatory action arising in connection with the Proposed Transaction, and that the independence of the Funds’ registered public accounting firm would not be compromised by the Proposed Transaction.

The Board of Directors also considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Boyd Watterson dedicated to performing services for Total Return Bond Fund and Limited Maturity Bond Fund. Boyd Watterson stated that the only notable change was the appointment of a new internal Chief Compliance Officer, a position that had been in place at Boyd Watterson since 2006. Boyd Watterson assured the Directors that there will be no other material changes to Boyd Watterson’s financial condition, its operations or its systems.

In assessing the sub-advisory fees of each Fund, the Directors reviewed and considered the continuation of the same level of contractual sub-advisory fees for at least the next two years, in the context of the total advisory fee after PNC Capital’s voluntary waivers and total expenses for the A, C and Institutional share classes of each Fund. The Directors also considered that all fees payable to Boyd Watterson will be waived proportionally subject to any fee waivers that PNC Capital has voluntarily made in order to keep the annual fees and expenses for both Total Return Bond Fund and Limited Maturity Bond Fund at a certain level. The Directors did not consider an estimated level of profits to Boyd Watterson under the New Sub-Advisory Agreement, although the Directors considered that the sub-advisory fee rate was negotiated at arms’ length between PNC Capital and Boyd Watterson, that Boyd Watterson would be paid by PNC Capital, and that the sub-advisory fee rate included breakpoints. The Directors concluded that based on the services Boyd Watterson would provide Total Return Bond Fund and Limited Maturity Bond Fund under the New Sub-Advisory Agreement and its expenses incurred in the performance of such services, the compensation to be paid was fair and reasonable with respect to Total Return Bond Fund and Limited Maturity Bond Fund.

Based on its evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Sub-Advisory Agreement are reasonable and fair and that its approval is in the best interests of the respective Total Return Bond Fund and Limited Maturity Bond Fund and their shareholders.

PNC Funds, Inc.

Shareholder Expense Example (Unaudited)

As a shareholder of the PNC Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the PNC Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 through November 30, 2007.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 6/1/07	Ending Account Value 11/30/07	Expenses Paid During Period* 6/1/07 - 11/30/07	Annualized Expense Ratio During Period 6/1/07 - 11/30/07
Prime Money Market Fund
Institutional Shares	$1,000.00	$1,024.40	$2.03	0.40%
Class A Shares	1,000.00	1,021.80	4.56	0.90%
Class C Shares	1,000.00	1,021.80	4.56	0.90%
Government Money Market Fund
Institutional Shares	1,000.00	1,023.10	2.03	0.40%
Class A Shares	1,000.00	1,020.60	4.56	0.90%
Class C Shares	1,000.00	1,021.80	4.56	0.90%
Tax-Exempt Money Market Fund
Institutional Shares	1,000.00	1,016.40	2.02	0.40%
Class A Shares	1,000.00	1,013.80	4.54	0.90%
Class C Shares	1,000.00	1,014.00	4.54	0.90%
Growth & Income Fund
Institutional Shares	1,000.00	914.30	3.70	0.77%
Class A Shares	1,000.00	911.90	6.09	1.27%
Class C Shares	1,000.00	909.10	8.47	1.77%
Equity Income Fund
Institutional Shares	1,000.00	845.80	3.56	0.77%
Class A Shares	1,000.00	844.80	5.87	1.27%
Class C Shares	1,000.00	843.30	8.18	1.77%
Equity Growth Fund
Institutional Shares	1,000.00	977.60	3.82	0.77%
Class A Shares	1,000.00	976.10	6.29	1.27%
Class C Shares	1,000.00	972.00	8.75	1.77%
Capital Opportunities Fund
Institutional Shares	1,000.00	911.20	6.08	1.27%
Class A Shares	1,000.00	908.90	8.47	1.77%
Class C Shares	1,000.00	906.30	10.85	2.27%
International Equity Fund
Institutional Shares	1,000.00	1,025.30	6.50	1.28%
Class A Shares	1,000.00	1,022.80	9.03	1.78%
Class C Shares	1,000.00	1,020.40	11.55	2.28%
Diversified Real Estate Fund
Institutional Shares	1,000.00	852.70	4.78	1.03%
Class A Shares	1,000.00	851.00	7.10	1.53%
Class C Shares	1,000.00	848.60	9.41	2.03%

PNC Funds, Inc.

Shareholder Expense Example — Continued (Unaudited)

	Beginning Account Value 6/1/07	Ending Account Value 11/30/07	Expenses Paid During Period* 6/1/07 - 11/30/07	Annualized Expense Ratio During Period 6/1/07 - 11/30/07
Limited Maturity Bond Fund
Institutional Shares	$1,000.00	$1,041.00	$2.66	0.52%
Class A Shares	1,000.00	1,037.40	5.21	1.02%
Class C Shares	1,000.00	1,035.80	7.76	1.52%
Total Return Bond Fund
Institutional Shares	1,000.00	1,043.10	2.66	0.52%
Class A Shares	1,000.00	1,040.50	5.22	1.02%
Class C Shares	1,000.00	1,037.90	7.77	1.52%
Maryland Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,025.40	2.64	0.52%
Class A Shares	1,000.00	1,022.90	5.17	1.02%
Class C Shares	1,000.00	1,021.30	7.70	1.52%
Tax-Exempt Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,030.70	2.65	0.52%
Class A Shares	1,000.00	1,027.10	5.18	1.02%
Class C Shares	1,000.00	1,025.50	7.72	1.52%
National Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,028.10	2.64	0.52%
Class A Shares	1,000.00	1,026.60	5.18	1.02%
Class C Shares	1,000.00	1,023.00	7.71	1.52%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each PNC Funds, Inc.’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/07	Ending Account Value 11/30/07	Expenses Paid During Period* 6/1/07 - 11/30/07	Annualized Expense Ratio During Period 6/1/07 - 11/30/07
Prime Money Market Fund
Institutional Shares	$1,000.00	$1,023.06	$2.03	0.40%
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Class C Shares	1,000.00	1,020.56	4.56	0.90%
Government Money Market Fund
Institutional Shares	1,000.00	1,023.06	2.03	0.40%
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Class C Shares	1,000.00	1,020.56	4.56	0.90%
Tax-Exempt Money Market Fund
Institutional Shares	1,000.00	1,023.06	2.03	0.40%
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Class C Shares	1,000.00	1,020.56	4.56	0.90%

PNC Funds, Inc.

Shareholder Expense Example — Concluded (Unaudited)

	Beginning Account Value 6/1/07	Ending Account Value 11/30/07	Expenses Paid During Period* 6/1/07 - 11/30/07	Annualized Expense Ratio During Period 6/1/07 - 11/30/07
Growth & Income Fund
Institutional Shares	$1,000.00	$1,021.21	$3.90	0.77%
Class A Shares	1,000.00	1,018.70	6.43	1.27%
Class C Shares	1,000.00	1,016.19	8.95	1.77%
Equity Income Fund
Institutional Shares	1,000.00	1,021.21	3.90	0.77%
Class A Shares	1,000.00	1,018.70	6.43	1.27%
Class C Shares	1,000.00	1,016.19	8.95	1.77%
Equity Growth Fund
Institutional Shares	1,000.00	1,021.21	3.90	0.77%
Class A Shares	1,000.00	1,018.70	6.43	1.27%
Class C Shares	1,000.00	1,016.19	8.95	1.77%
Capital Opportunities Fund
Institutional Shares	1,000.00	1,018.70	6.43	1.27%
Class A Shares	1,000.00	1,016.19	8.95	1.77%
Class C Shares	1,000.00	1,013.69	11.46	2.27%
International Equity Fund
Institutional Shares	1,000.00	1,018.65	6.48	1.28%
Class A Shares	1,000.00	1,016.14	9.00	1.78%
Class C Shares	1,000.00	1,013.64	11.51	2.28%
Diversified Real Estate Fund
Institutional Shares	1,000.00	1,019.90	5.22	1.03%
Class A Shares	1,000.00	1,017.40	7.74	1.53%
Class C Shares	1,000.00	1,014.89	10.25	2.03%
Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,022.46	2.64	0.52%
Class A Shares	1,000.00	1,019.95	5.16	1.02%
Class C Shares	1,000.00	1,017.45	7.69	1.52%
Total Return Bond Fund
Institutional Shares	1,000.00	1,022.46	2.64	0.52%
Class A Shares	1,000.00	1,019.95	5.16	1.02%
Class C Shares	1,000.00	1,017.45	7.69	1.52%
Maryland Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,022.46	2.64	0.52%
Class A Shares	1,000.00	1,019.95	5.16	1.02%
Class C Shares	1,000.00	1,017.45	7.69	1.52%
Tax-Exempt Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,022.46	2.64	0.52%
Class A Shares	1,000.00	1,019.95	5.16	1.02%
Class C Shares	1,000.00	1,017.45	7.69	1.52%
National Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,022.46	2.64	0.52%
Class A Shares	1,000.00	1,019.95	5.16	1.02%
Class C Shares	1,000.00	1,017.45	7.69	1.52%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

For more information

Proxy Voting Policies and Procedures

Federal law requires the Company, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-551-2145, (ii) on the Fund’s website at www.mercantilefunds.com, or (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 800-551-2145, and on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, DC. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

Investment Advisor and Administrator:

PNC Capital Advisors, Inc.

Baltimore, Maryland

Custodian:

The Fifth Third Bank

Cincinnati, Ohio

Transfer Agent:

Citi Fund Services

Columbus, Ohio

Distributor:

PNC Fund Distributor, LLC

Boston, Massachusetts

This report is submitted for the general information of the shareholders of the PNC Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the funds which contain information concerning the Fund’s investment policies and expenses as well as other pertinent information.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by PNC Capital Advisors, Inc. or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

01/08

Item 2.	Code of Ethics.

Not applicable – only for annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Shareholders may recommend candidates for Board positions by forwarding their correspondence by mail or courier to the Company’s Secretary for the attention of the Chairman of the Nominating and Compensation Committee, PNC Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201. Suggestions for candidates must include a resume of the candidate.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable - Only effective for annual reports.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PNC Funds, Inc.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President and Principal Executive Officer

Date	February 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President and Principal Executive Officer

Date	February 1, 2008

By (Signature and Title)*	/s/ Jennifer E. Spratley
Jennifer E. Spratley, Treasurer and Principal Financial Officer

Date	February 1, 2008

*	Print the name and title of each signing officer under his or her signature.